Document and Entity Information	6 Months Ended
Jun. 30, 2013
Document Document And Entity Information [Abstract]
Document Type	S-4
Amendment Flag	false
Document Period End Date	Jun 30, 2013
Trading Symbol	ZTS
Entity Registrant Name	Zoetis Inc.
Entity Central Index Key	0001555280
Entity Filer Category	Non-accelerated Filer

CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF INCOME (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended				6 Months Ended				12 Months Ended
	Jun. 30, 2013		Jul. 01, 2012		Jun. 30, 2013		Jul. 01, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income Statement [Abstract]
Revenue	$ 1,114	[1]	$ 1,094	[1]	$ 2,204	[1]	$ 2,141	[1]	$ 4,336	[2],[3]	$ 4,233	[2],[3],[4]	$ 3,582	[2],[3],[4]
Costs and expenses:
Cost of sales	416	[5]	378	[5]	818	[5]	771	[5]	1,563	[6]	1,652	[4],[6]	1,444	[4],[6]
Selling, general and administrative expenses	399	[5]	344	[5]	756	[5]	682	[5]	1,470	[6]	1,453	[4],[6]	1,382	[4],[6]
Research and development expenses	95	[5]	92	[5]	185	[5]	194	[5]	409	[6]	427	[4],[6]	411	[4],[6]
Amortization of intangible assets	15	[5]	16	[5]	30	[5]	32	[5]	64		69	[4]	58	[4]
Restructuring charges and certain acquisition-related costs	(20)		24		(13)		49		135		154	[4]	202	[4]
Interest expense	32		8		54		16
Other (income)/deductions-net	(10)		(20)		(5)		(26)		(15)		84	[4]	(93)	[4]
Income before provision for taxes on income	187	[7]	252	[7]	379	[7]	423	[7]	710	[10],[8],[9]	394	[10],[4],[8],[9]	178	[10],[4],[8],[9]
Provision for taxes on income	59		79	[11]	111		138		274	[12],[13],[14],[15]	146	[12],[13],[14],[15],[4]	67	[12],[13],[14],[15],[4]
Net income before allocation to noncontrolling interests	128		173		268		285		436		248	[16],[4]	111	[16],[4]
Less: net income attributable to noncontrolling interests	0		0		0		1		0		3	[4]	1	[4]
Net income attributable to Zoetis Inc.	$ 128		$ 173		$ 268		$ 284		$ 436		$ 245	[4]	$ 110	[4]
Earnings per share attributable to Zoetis Inc. stockholders:
Basic (in dollars per share)	$ 0.26		$ 0.35		$ 0.54		$ 0.57
Diluted (in dollars per share)	$ 0.26		$ 0.35		$ 0.54		$ 0.57
Earnings per share-basic and diluted (in dollars per share)			$ 0.35	[17]					$ 0.87		$ 0.49	[4]	$ 0.22	[4]
Weighted-average common shares outstanding:
Basic (in shares)	500,000,000		500,000,000		500,000,000		500,000,000
Diluted (in shares)	500,217,000		500,000,000		500,164,000		500,000,000
Dividends paid per common share (in dollars per share)	$ 0.065		$ 0		$ 0.13		$ 0
Weighted average shares outstanding-basic and diluted (in shares)									500,000,000	[18]	500,000,000	[18],[4]	500,000,000	[18],[4]

[1]	Revenue denominated in euros were $166 million and $334 million in the three and six months ended June 30, 2013, respectively and $158 million and $322 million in the three and six months ended July 1, 2012, respectively.
[2]	Revenues denominated in euros were approximately $639 million in 2012, $710 million in 2011 and $680 million in 2010.
[3]	In accordance with our domestic and international year-ends, 2011 includes approximately eleven months of KAH's U.S. operations and approximately ten months of KAH's international operations.
[4]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[5]	Amortization expense related to finite-lived acquired intangible assets that contribute to our ability to sell, manufacture, research, market and distribute products, compounds and intellectual property is included in Amortization of intangible assets as these intangible assets benefit multiple business functions. Amortization expense related to finite-lived acquired intangible assets that are associated with a single function is included in Cost of sales, Selling, general and administrative expenses or Research and development expenses, as appropriate, in the condensed consolidated and combined statements of income.
[6]	Exclusive of amortization of intangible assets, except as disclosed in Note 3J. Significant Accounting Policies-Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets.
[7]	Defined as income before provision for taxes on income.
[8]	Defined as income/(loss) before provision/(benefit) for taxes on income.
[9]	2012 vs. 2011-The increase in United States income is primarily due to sales growth in both livestock and companion animals. Other factors include reduced restructuring charges and increased operational efficiencies. The decrease in international income was largely driven by the unfavorable impact of foreign exchange and lower revenues due to adverse macroeconomic conditions.
[10]	2011 vs. 2010-The decrease in the United States loss was primarily due to lower integration and restructuring costs and cost reductions due to both acquisition-related synergies and initiatives undertaken during the year, partially offset by the non-recurrence of gains related to FDAH divestitures. The increase in the international income was due to cost reductions which were the result of both acquisition-related synergies and cost reduction/productivity initiatives undertaken during the year.
[11]	The income tax provision in the combined statements of income has been calculated as if Zoetis filed a separate tax return. The tax rate for the fourth quarter of 2012 includes tax costs related to uncertain tax positions, substantially all of which will remain with Pfizer, and to a lesser extent, tax costs associated with repatriation decisions among others. See Notes to Combined Financial Statements-Note 19D. Subsequent Events-Agreements with Pfizer.
[12]	In 2012, the Provision for taxes on income reflects the following: • U.S. tax benefits of approximately $29.3 million, representing tax and interest, resulting from a multi-year settlement with the U.S. Internal Revenue Service with respect to audits for the years 2006 through 2008, and international tax benefits of approximately $2.7 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities and from the expiration of certain statutes of limitations; • U.S. tax expense of approximately $9 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters-Deferred Taxes); • The expiration of the U.S. research and development tax credit on December 31, 2011; and • Tax cost related to changes in uncertain tax positions (see Note 7C. Tax Matters-Tax Contingencies).
[13]	(c) In 2010, the Provision for taxes on income reflects the following: • U.S. tax expense of approximately $39 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters-Deferred Taxes); • U.S. tax benefits of approximately $33.4 million, representing tax and interest, resulting from a settlement with the U.S. Internal Revenue Service; • U.S. tax benefit resulting from a decrease in deferred income tax liabilities related to fair value adjustments recorded in connection with our acquisition of FDAH; and • U.S. tax expense of approximately $21.3 million related to the write-off of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage resulting from the provision of the U.S. Healthcare Legislation.
[14]	In 2011, the Provision for taxes on income reflects the following: • U.S tax expense of approximately $9 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters-Deferred Taxes); and • U.S. tax benefits of approximately $9.5 million, representing tax and interest, resulting from the tax benefit recorded in connection with the settlement of certain audits with the U.S. Internal Revenue Service.
[15]	In all years, federal, state and international tax liabilities assumed or established as part of a business acquisition are not included in Provision for taxes on income (see Note 4. Acquisitions, Divestitures, and Certain Investments).
[16]	Includes impacts from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[17]	The weighted average common shares outstanding for both basic and diluted earnings per share for all periods presented was calculated using an aggregate of 500 million shares of Class A and Class B common stock outstanding, which was the number of Zoetis Inc. shares outstanding at the time of the IPO. There were no Zoetis restricted stock units, stock options or performance shares outstanding prior to the IPO.
[18]	The weighted average shares outstanding for both basic and diluted earnings per share for all periods presented was calculated using 500 million shares of Class A and Class B common stock outstanding, which was the number of Zoetis Inc. shares outstanding at the time of the initial public offering, which was completed on February 6, 2013. There were no Zoetis restricted stock units, stock options or performance shares outstanding prior to the initial public offering.

CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Millions, unless otherwise specified	3 Months Ended				6 Months Ended				12 Months Ended
	Jun. 30, 2013		Jul. 01, 2012		Jun. 30, 2013		Jul. 01, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Statement Of Income And Comprehensive Income [Abstract]
Net income before allocation to noncontrolling interests	$ 128		$ 173		$ 268		$ 285		$ 436		$ 248	[1],[2]	$ 111	[1],[2]
Other comprehensive income/(loss), net of tax and reclassification adjustments:
Foreign currency translation adjustments, net	(33)	[3]	(162)	[3]	(17)	[3]	(128)	[3]	(93)	[4]	4	[2],[4]	(121)	[2],[4]
Benefit plans: Actuarial gains/(losses), net	(1)	[3]	0	[3]	(3)	[3]	0	[3]	1	[4]	5	[2],[4]	(8)	[2],[4]
Total other comprehensive income/(loss), net of tax	(34)		(162)		(20)		(128)		(92)		9	[2]	(129)	[2]
Comprehensive income before allocation to noncontrolling interests	94		11		248		157		344		257	[2]	(18)	[2]
Less: Comprehensive income attributable to noncontrolling interests	0		0		0		1		0		3	[2]	1	[2]
Comprehensive income attributable to Zoetis Inc.	$ 94		$ 11		$ 248		$ 156		$ 344		$ 254	[2]	$ (19)	[2]

[1]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[2]	Includes impacts from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[3]	Presented net of reclassification adjustments and tax impacts, which are not significant in any period presented. Reclassification adjustments related to benefit plans are generally reclassified, as part of net periodic pension cost, into Cost of sales, Selling, general and administrative expenses, and/or Research and development expenses, as appropriate, in the condensed consolidated and combined statements of income.
[4]	Presented net of reclassification adjustments and tax impacts, which are not significant in any period presented. Reclassification adjustments are generally reclassified into Cost of sales, Selling, general and administrative expenses, and/or Research and development expenses, as appropriate, in the combined statements of income.

CONDENSED CONSOLIDATED AND COMBINED BALANCE SHEETS (USD $) In Millions, unless otherwise specified	Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011
Assets
Cash and cash equivalents	$ 369	[1]	$ 317	[1]	$ 79
Accounts receivable, less allowance for doubtful accounts	1,137	[1]	900	[1]	871
Inventories	1,257	[1]	1,345	[1]	1,063
Current deferred tax assets	92	[1]	101	[1]	96
Other current assets	227	[1]	201	[1]	202
Total current assets	3,082	[1]	2,864	[1]	2,311
Property, plant and equipment, less accumulated depreciation	1,252	[1]	1,241	[1]	1,243
Goodwill	982	[1]	985	[1]	989
Identifiable Intangible Assets, Less Accumulated Amortization	834	[1]	868	[1]	928
Noncurrent deferred tax assets	54	[1]	216	[1]	143
Other noncurrent assets	57	[1]	88	[1]	97
Total assets	6,261	[1]	6,262	[1]	5,711
Liabilities and Equity
Short-term borrowings, including current portion of allocated long-term debt in 2012	12	[1]	73	[1]	0
Accounts payable	587	[1]	319	[1]	214
Accrued compensation and related items	157	[1]	194	[1]	150
Income taxes payable	83	[1]	30	[1]	18
Dividends payable	33	[1]	0	[1]
Other current liabilities	449	[1]	507	[1]	461
Total current liabilities	1,321	[1]	1,123	[1]	843
Long-term debt	3,640	[1]	0	[1]
Allocated long-term debt	0	[1]	509	[1]	575
Noncurrent deferred tax liabilities	308	[1]	323	[1]	311
Other taxes payable	38	[1]	159	[1]	122
Other noncurrent liabilities	131	[1]	107	[1]	124
Total liabilities	5,438	[1]	2,221	[1]	1,975
Commitments and Contingencies		[1]		[1]
Business unit equity	0	[1]	4,183	[1]	3,785
Stockholders' equity:
Common stock, $0.01 par value: 5,000 authorized, 500 issued and outstanding	5	[1]	0	[1]
Additional paid-in capital	869	[1]	0	[1]
Retained earnings	109	[1]	0	[1]
Accumulated other comprehensive loss	(183)	[1]	(157)	[1]	(65)
Total Zoetis Inc. equity	800	[1]	4,026	[1]	3,720
Equity attributable to noncontrolling interests	23	[1]	15	[1]	16
Total equity	823	[1]	4,041	[1]	3,736
Total liabilities and equity	$ 6,261	[1]	$ 6,262	[1]	$ 5,711

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

CONDENSED CONSOLIDATED AND COMBINED BALANCE SHEETS (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Jun. 30, 2013
Statement Of Financial Position [Abstract]
Accounts receivable, allowance for doubtful accounts	$ 34	[1]
Accumulated depreciation	$ 974	[1]
Common stock, par value (in dollars per share)	$ 0.01	[1]
Common stock, shares authorized	5,000,000,000	[1]
Common stock, shares issued	500,000,000	[1]
Common stock, shares outstanding	500,000,000	[1]

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF EQUITY (USD $) In Millions, unless otherwise specified		Total		Business Unit Equity		Accumulated Other Comprehensive Loss	Shareholders' Equity	Equity Attributable to Noncontrolling Interests	Common Stock		Additional Paid-in Capital	Retained Earnings
Beginning balance at Dec. 31, 2009		$ 3,574		$ 3,516		$ 55	$ 3,571	$ 3
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Comprehensive income/(loss)		(18)	[1]	110		(129)	(19)	1
Share-based compensation expense		16		16			16
Dividends declared and paid		(207)		(206)			(206)	(1)
Net transfers between Pfizer and noncontrolling interests		0		1			1	(1)
Purchase of subsidiary shares from noncontrolling interests		(3)		(1)			(1)	(2)
Net transfers - Pfizer		(18)		(18)			(18)
Ending balance at Dec. 31, 2010		3,344		3,418		(74)	3,344
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Comprehensive income/(loss)		257	[1]	245		9	254	3
Share-based compensation expense		19		19			19
Dividends declared and paid		(416)		(416)			(416)
Net transfers between Pfizer and noncontrolling interests		0		3			3	(3)
Net transfers - Pfizer	[2]	516		516			516
Investment in Jilin Pfizer Guoyuan Animal Health Co., Ltd.		16						16
Ending balance at Dec. 31, 2011		3,736		3,785	[3]	(65)	3,720	16
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Comprehensive income/(loss)		157		284	[3]	(128)		1
Share-based compensation expense		12		12	[3]
Dividends declared and paid		(62)		(62)	[3]
Net transfers between Pfizer and noncontrolling interests		0		1	[3]			(1)
Net transfers - Pfizer		88		88	[3]
Ending balance at Jul. 01, 2012		3,931		4,108	[3]	(193)		16
Beginning balance at Dec. 31, 2011		3,736		3,785	[3]	(65)	3,720	16
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Comprehensive income/(loss)		344		436		(92)	344
Share-based compensation expense		28		28			28
Dividends declared and paid		(63)		(63)			(63)
Net transfers between Pfizer and noncontrolling interests		0		1			1	(1)
Net transfers - Pfizer		(4)		(4)			(4)
Ending balance at Dec. 31, 2012		4,041	[4]	4,183	[3]	(157)	4,026	15
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Comprehensive income/(loss)		248		94	[3]	(20)						174
Share-based compensation expense		31		3	[3]						28
Dividends declared and paid		(65)										(65)
Net transfers - Pfizer		(271)		(271)	[3]
Separation adjustments	[5]	450		414	[3]	(6)		8			34
Employee benefit plan contribution from Pfizer Inc.	[6]	0
Reclassification of net liability due to Pfizer Inc.	[7]	(60)		(60)	[3]
Consideration paid to Pfizer Inc. in connection with the Separation	[8]	(3,551)									(3,551)
Issuance of common stock to Pfizer Inc. in connection with the Separation and reclassification of Business Unit Equity	[8]	0		(4,363)	[3]				5	[9]	4,358
Ending balance at Jun. 30, 2013		$ 823	[4]			$ (183)		$ 23	$ 5	[9]	$ 869	$ 109

[1]	Includes impacts from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[2]	See Note 4A. Acquisitions, Divestitures and Certain Investments-Acquisition of King Animal Health.
[3]	All amounts associated with Business Unit Equity relate to periods prior to the Separation. See Note 2A. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: The Separation.
[4]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.
[5]	For additional information, see Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation.
[6]	Represents contributed capital from Pfizer Inc. associated with service credit continuation for certain Zoetis Inc. employees in Pfizer Inc.'s U.S. qualified defined benefit and U.S. retiree medical plans. See Note 12. Benefit Plans.
[7]	Represents the reclassification of the Receivable from Pfizer Inc. and the Payable to Pfizer Inc. from Business Unit Equity as of the Separation date. See Note 2A. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: The Separation.
[8]	Reflects the Separation transaction. See Note 2A. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: The Separation
[9]	As of June 30, 2013, there were 500,000,000 outstanding shares of common stock.

CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF EQUITY (Parenthetical)	Jun. 30, 2013
Statement Of Stockholders Equity [Abstract]
Common Stock, Shares, Outstanding	500,000,000 [1]

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS (USD $) In Millions, unless otherwise specified	6 Months Ended				12 Months Ended
	Jun. 30, 2013		Jul. 01, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Operating Activities
Net income before allocation to noncontrolling interests	$ 268		$ 285		$ 436		$ 248	[1],[2]	$ 111	[1],[2]
Adjustments to reconcile net income before noncontrolling interests to net cash provided by/(used in) operating activities
Depreciation and amortization expense	102	[3]	102	[3]	200	[3]	205	[3]	185	[3]
Share-based compensation expense	31		12		28		19		16
Asset write-offs and asset impairments	3		6		10		78		16
Net gains on sales of assets					0		(1)		(101)
Deferred taxes	(19)		(26)		(74)		65		(68)
Other non-cash adjustments	(1)		(3)		3		0		(5)
Other changes in assets and liabilities, net of acquisitions and divestitures and transfers with Pfizer Inc.	(115)		(306)
Other changes in assets and liabilities, net of acquisitions and divestitures:
Accounts receivable					(65)		(85)		30
Inventories					(318)		40		117
Other assets					(5)		11		(19)
Accounts payable					96		(16)		25
Other liabilities					62		(15)		5
Other tax accounts, net					81		(52)		(58)
Net cash provided by/(used in) operating activities	269		70		454		497		254
Investing Activities
Purchases of property, plant and equipment	(80)		(55)		(126)		(135)		(124)
Net proceeds from sales of assets					3		34		203
Acquisitions, net of cash acquired	0		(1)		0		(345)		(81)
Cash proceeds from the sale of property, plant and equipment	6		0
Other investing activities	0		(3)		(12)		(3)		(7)
Net cash used in investing activities	(74)		(59)		(135)		(449)		(9)
Financing activities
Allocated principal payments on long-term debt					0		(143)		0
Increase in short-term borrowings, net	12		0
Proceeds from issuance of long-term debt-senior notes, net of discount and fees	2,624		0
Consideration paid to Pfizer Inc. in connection with the Separation	(2,559)	[4]	0	[4]
Cash dividends paid	(33)	[5]	(62)	[5]	(63)	[6]	(416)	[6]	(207)	[6]
Purchase of subsidiary shares from noncontrolling interests					0		0		(3)
Other net financing activities with Pfizer Inc.	(184)		80		(15)		529		(67)
Net cash (used in)/provided by financing activities	(140)		18		(78)		(30)		(277)
Effect of exchange-rate changes on cash and cash equivalents	(3)		(2)		(3)		(2)		(4)
Net increase in cash and cash equivalents	52		27		238		16		(36)
Cash and cash equivalents at beginning of period	317	[7]	79		79		63		99
Cash and cash equivalents at end of period	369	[7]	106		317	[7]	79		63
Cash paid during the period for:
Income taxes	26		147		276		142		209
Interest	0		23		31		37		37
Non-cash transactions:
Dividends declared, not paid	33		0
Zoetis Inc. senior notes transferred to Pfizer Inc. in connection with the Separation	$ 992	[8]	$ 0	[8]

[1]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[2]	Includes impacts from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[3]	Certain production facilities are shared. Depreciation and amortization is allocated to the reportable operating segments based on estimates of where the benefits of the related assets are realized.
[4]	Reflects the Separation transaction. Amount is net of the non-cash portion. See Note 2A. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: The Separation.
[5]	Payments to other non-Zoetis Pfizer Inc. entities for the six months ended July 1, 2012.
[6]	Payments to non-Zoetis Pfizer entities.
[7]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.
[8]	Reflects the non-cash portion of the Separation transaction. See Note 2A. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: The Separation.

Business Description/Organization	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
Business Description/Organization
1.	Organization

Zoetis Inc. (collectively, Zoetis, the company, we, us or our) is a global leader in the discovery, development, manufacture and commercialization of animal health medicines and vaccines, with a focus on both livestock and companion animals. We organize and operate our business in four geographic regions: the United States (U.S.); Europe/Africa/Middle East (EuAfME); Canada/Latin America (CLAR); and Asia/Pacific (APAC).

We market our products in more than 120 countries, including developed markets and emerging markets. Our revenues are mostly generated in the U.S. and EuAfME. We have a diversified business, marketing products across eight core species: cattle, swine, poultry, sheep and fish (collectively, livestock) and dogs, cats and horses (collectively, companion animals); and within five major product categories (anti-infectives, vaccines, parasiticides, medicated feed additives and other pharmaceuticals).

1.	Business Description

The accompanying combined financial statements include the accounts of all operations that comprise the animal health operations of Pfizer Inc. (collectively, Zoetis, the company, we, us and our). We are a global leader in the discovery, development, manufacture and commercialization of animal health medicines and vaccines, with a focus on both livestock and companion animals.

We organize and operate our business in four geographic regions: the United States (U.S.); Europe/Africa/Middle East (EuAfME); Canada/Latin America (CLAR); and Asia/Pacific (APAC).

We market our products in more than 120 countries, including developed markets and emerging markets. Our revenues are mostly generated in the U.S. and EuAfME. We have a diversified business, marketing products across eight core species: cattle, swine, poultry, sheep and fish (collectively, livestock) and dogs, cats and horses (collectively, companion animals); and within five major product categories (anti-infectives, vaccines, parasiticides, medicated feed additives and other pharmaceuticals).

Pfizer formed Zoetis to ultimately acquire, own, and operate the animal health operations of Pfizer Inc. (Pfizer), which are set forth in these combined financial statements. See also Note 2. Basis of Presentation. On January 28, 2013, Pfizer transferred substantially all of its animal health business to Zoetis and on February 6, 2013, an initial public offering (IPO) of our Class A common stock was completed, which represented approximately 19.8% of our total outstanding shares. We refer to the transactions to separate our business from Pfizer as described here and elsewhere in the 2012 Annual Report, as the Separation. For additional information, see Notes to Combined Financial Statements—Note 19. Subsequent Events.

Pfizer has informed us that it may make a tax-free distribution to its shareholders of all or a portion of its remaining equity interest in us, which may include one or more distributions effected as a dividend to all Pfizer shareholders, one or more distributions in exchange for Pfizer shares or other securities, or any combination thereof. We refer to any such potential distribution as the Distribution. Pfizer has no obligation to pursue or consummate any further dispositions of its ownership interest in us, including through the Distribution, by any specified date or at all.

Basis of Presentation	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
Basis of Presentation
3.	Basis of Presentation

The accompanying unaudited condensed consolidated and combined financial statements were prepared following the requirements of the Securities and Exchange Commission (SEC) for interim reporting. As permitted under those rules, certain footnotes or other financial information that are normally required by accounting principles generally accepted in the United States of America (U.S. GAAP) can be condensed or omitted. Balance sheet amounts and operating results for subsidiaries operating outside the U.S. are as of and for the three and six-month periods ended May 26, 2013 and May 27, 2012.

Revenues, expenses, assets and liabilities can vary during each quarter of the year. Therefore, the results and trends in these interim financial statements may not be representative of those for the full year.

We are responsible for the unaudited condensed consolidated and combined financial statements included in this Form 10-Q. The condensed consolidated and combined financial statements include all normal and recurring adjustments that are considered necessary for the fair presentation of our financial position and operating results. The information included in this interim report should be read in conjunction with the combined financial statements and accompanying notes included in the Company’s 2012 Annual Report on Form 10-K.

A. Basis of Presentation Prior to the Separation

Prior to the Separation, the combined financial statements were derived from the consolidated financial statements and accounting records of Pfizer and included allocations for direct costs and indirect costs attributable to the operations of the animal health business of Pfizer. The pre-Separation financial statements and activities do not purport to reflect what the results of operations, comprehensive income/(loss), financial position, equity or cash flows would have been had we operated as a standalone public company during the period presented.

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The condensed combined statements of income for the three and six months ended July 1, 2012 and the pre-Separation period in the condensed consolidated statement of income include allocations from certain support functions (Enabling Functions) that are provided on a centralized basis within Pfizer, such as expenses for business technology, facilities, legal, finance, human resources, and, to a lesser extent, business development, public affairs and procurement, among others, as Pfizer does not routinely allocate these costs to any of its business units. These allocations are based on either a specific identification basis or, when specific identification is not practicable, proportional allocation methods (e.g., using third-party sales, headcount, etc.), depending on the nature of the services.

Costs associated with business technology, facilities and human resources were allocated primarily using proportional allocation methods and, for legal and finance, primarily using specific identification. In all cases, for support function costs where proportional allocation methods were used, we determined whether the costs are primarily influenced by headcount (such as a significant majority of facilities and human resources costs) or by the size of the business (such as most business technology costs), and we also determined whether the associated scope of those services provided are global, regional or local. Based on those analyses, the costs were allocated based on our share of worldwide revenues, domestic revenues, international revenues, regional revenues, country revenues, worldwide headcount, country headcount or site headcount, as appropriate.

As a result, costs associated with business technology and legal that were not specifically identified were mostly allocated based on revenue drivers and, to a lesser extent, based on headcount drivers; costs associated with finance that were not specifically identified were all allocated based on revenue drivers; and costs associated with facilities and human resources that were not specifically identified were predominantly allocated based on headcount drivers.

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The condensed combined statement of income for the three and six months ended July 1, 2012 and the pre-Separation period in the condensed consolidated statement of income include allocations of certain manufacturing and supply costs incurred by manufacturing plants that are shared with other Pfizer business units, Pfizer’s global external supply group and Pfizer’s global logistics and support group (collectively, Pfizer Global Supply, or PGS). These costs may include manufacturing variances and changes in the standard costs of inventory, among others, as Pfizer does not routinely allocate these costs to any of its business units. These allocations are based on either a specific identification basis or, when specific identification is not practicable, proportional allocation methods, such as animal health identified manufacturing costs, depending on the nature of the costs.

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The condensed combined statement of income for the three and six months ended July 1, 2012 and the pre-Separation period in the condensed consolidated statement of income also include allocations from the Enabling Functions and PGS for restructuring charges, integration costs, additional depreciation associated with asset restructuring and implementation costs, as Pfizer does not routinely allocate these costs to any of its business units. For additional information about allocations of restructuring charges and other costs associated with acquisitions and cost-reduction/productivity initiatives, see Note 5. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives.

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The condensed combined statement of income for the three and six months ended July 1, 2012 and the pre-Separation period in the condensed consolidated statement of income include an allocation of share-based compensation expense and certain other compensation expense items, such as certain fringe benefit expenses, maintained on a centralized basis within Pfizer, as Pfizer does not routinely allocate these costs to any of its business units. For additional information about allocations of share-based payments, see Note 13. Share-Based Payments.

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The condensed combined balance sheet as of December 31, 2012 reflects all of the assets and liabilities of Pfizer that are either specifically identifiable or are directly attributable to Zoetis and its operations. For benefit plans, the combined balance sheets only include the assets and liabilities of benefit plans dedicated to animal health employees. For debt, see below.

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The condensed combined balance sheet as of December 31, 2012 includes an allocation of long-term debt from Pfizer that was issued to partially finance the acquisition of Wyeth (including Fort Dodge Animal Health (FDAH)). The debt and associated interest-related expenses, including the effect of hedging activities, have been allocated on a pro-rata basis using the deemed acquisition cost of FDAH as a percentage of the total acquisition cost of Wyeth. No other allocations of debt have been made as none are specifically related to our operations.

The allocated expenses from Pfizer include the items noted below for the pre-Separation period in 2013 and the first six months of 2012.

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Enabling Functions operating expenses––$11 million in 2013 and $152 million in 2012 ($1 million in Cost of sales in 2012; $11 million and $123 million in Selling, general and administrative expenses in 2013 and 2012, respectively; and $28 million in Research and development expenses in 2012).

•	PGS manufacturing costs—approximately $12 million in 2012 (in Cost of sales).

•	Restructuring charges and certain acquisition-related costs—$35 million in 2012 (in Restructuring charges and certain acquisition-related costs).

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Other costs associated with cost reduction/productivity initiatives—additional depreciation associated with asset restructuring—$2 million in 2013 (in Selling, general and administrative expenses) and $9 million in 2012 (in Research and development expenses).

•	Other costs associated with cost reduction/productivity initiatives—implementation costs—$1 million in 2013 and $2 million in 2012 (in Selling, general and administrative expenses).

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Share-based compensation expense—approximately $3 million in 2013 and $17 million in 2012 ($1 million and $3 million in Cost of sales in 2013 and 2012, respectively; $2 million and $11 million in Selling, general and administrative expenses in 2013 and 2012, respectively; and $3 million in Research and development expenses in 2012).

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Compensation-related expenses—approximately $1 million in 2013 and $11 million in 2012 ($3 million in Cost of sales in 2012; $1 million and $5 million in Selling, general and administrative expenses in 2013 and 2012, respectively; and $3 million in Research and development expenses in 2012).

•	Interest expense—approximately $2 million in 2013 and $16 million in 2012.

The income tax provision in the condensed combined statement of income was calculated as if Zoetis filed a separate return.

Management believes that the allocations are a reasonable reflection of the services received or the costs incurred on behalf of Zoetis and its operations and that the condensed combined statement of income for the three and six months ended July 1, 2012 and the pre-Separation period in the condensed consolidated statement of income for the six months ended June 30, 2013.

Prior to the Separation, we participated in Pfizer’s centralized cash management system and generally all excess cash was transferred to Pfizer on a daily basis. Cash disbursements for operations and/or investing activities were funded as needed by Pfizer. We had also participated in Pfizer’s centralized hedging and offsetting programs. As such, in the combined statement of income for the three and six months ended July 1, 2012, we include the impact of Pfizer’s derivative financial instruments used for offsetting changes in foreign currency rates, net of the related foreign exchange gains and losses for the portion that is deemed to be associated with the animal health operations. Such gains and losses were not material to the combined financial statement for the periods presented.

As of December 31, 2012, all balances and transactions among Zoetis and Pfizer and its subsidiaries, which can include dividends as well as other activities, are shown in Business unit equity in the combined balance sheet. As the books and records of Zoetis were not kept on a separate company basis, the determination of the average net balance due to or from Pfizer is not practicable.

B. Basis of Presentation After the Separation

The unaudited condensed consolidated financial statements as of and for the three and six months ended June 30, 2013 comprise the following: (i) the results of operations, comprehensive income, and cash flow amounts for the period prior to the Separation (see above), which includes allocations for direct costs and indirect costs attributable to the operations of the animal health business; and (ii) the amounts for the period after the Separation, which reflect the results of operations, comprehensive income, financial position, equity and cash flows resulting from our operation as a standalone public company.

The income tax provision prepared after the Separation is based on the actual legal entity structure of Zoetis, with certain accommodations pursuant to a tax matters agreement. For additional information, see Note 17B. Transactions and Agreements with Pfizer: Agreements with Pfizer.

2.	Basis of Presentation

The combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). For operations outside the U.S., the combined financial information is included as of and for the fiscal year ended November 30 for each year presented. All significant intercompany balances and transactions between the legal entities that comprise Zoetis have been eliminated. Balances due to or due from Pfizer have been presented as a component of Business unit equity. For those subsidiaries included in these combined financial statements where our ownership is less than 100%, the minority interests have been shown in equity as Equity attributable to noncontrolling interests. Certain reclassifications have been made to prior years’ financial information to conform to the current year presentation.

On January 31, 2011 (the acquisition date), Pfizer completed the tender offer for the outstanding shares of common stock of King Pharmaceuticals, Inc. (King), including the King Animal Health business (KAH), and acquired approximately 92.5% of King’s outstanding shares. On February 28, 2011, Pfizer acquired all of the remaining shares of King. Commencing from the acquisition date, our combined financial statements include the assets, liabilities, operations and cash flows associated with KAH. As a result, and in accordance with our domestic and international reporting periods, our combined financial statements for the year ended December 31, 2011 reflect approximately eleven months of the U.S. operations of KAH and approximately ten months of the international operations of KAH. For additional information, see Note 4A. Acquisitions, Divestitures and Certain Investments—Acquisition of King Animal Health.

The combined financial statements have been derived from the consolidated financial statements and accounting records of Pfizer and include allocations for direct costs and indirect costs attributable to the operations of the animal health business of Pfizer. These combined financial statements do not purport to reflect what the results of operations, comprehensive income/(loss), financial position, equity or cash flows would have been had we operated as a standalone public company during the periods presented.

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The combined statements of income include allocations from certain support functions (Enabling Functions) that are provided on a centralized basis within Pfizer, such as expenses for business technology, facilities, legal, finance, human resources, and, to a lesser extent, business development, public affairs and procurement, among others. Pfizer does not routinely allocate these costs to any of its business units. These allocations are based on either a specific identification basis or, when specific identification is not practicable, proportional allocation methods (e.g., using third-party sales, headcount, etc.), depending on the nature of the services.

We allocated the costs associated with business technology, facilities and human resources primarily using proportional allocation methods, and for legal and finance, primarily using specific identification. In all cases, for support function costs where proportional allocation methods were used, we determined whether the costs are primarily influenced by headcount (such as a significant majority of facilities and human resources costs) or by the size of the business (such as most business technology costs) and we also determined whether the associated scope of those services provided are global, regional or local. Based on those analyses, we then allocated the costs based on our share of worldwide revenues, domestic revenues, international revenues, regional revenues, country revenues, worldwide headcount, country headcount or site headcount, as appropriate.

As a result, costs associated with business technology and legal that were not specifically identified were mostly allocated based on revenue drivers and, to a lesser extent, based on headcount drivers; costs associated with finance that were not specifically identified were all allocated based on revenue drivers; and costs associated with facilities and human resources that were not specifically identified were predominantly allocated based on headcount drivers.

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The combined statements of income include allocations of certain manufacturing and supply costs incurred by manufacturing plants that are shared with other Pfizer business units, Pfizer’s global external supply group and Pfizer’s global logistics and support group (collectively, Pfizer Global Supply, or PGS). These costs may include manufacturing variances and changes in the standard costs of inventory, among others. Pfizer does not routinely allocate these costs to any of its business units. These allocations are based on either a specific identification basis or, when specific identification is not practicable, proportional allocation methods, such as animal health identified manufacturing costs, depending on the nature of the costs.

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The combined statements of income also include allocations from the Enabling Functions and PGS for restructuring charges, integration costs, additional depreciation associated with asset restructuring and implementation costs. Pfizer does not routinely allocate these costs to any of its business units. For additional information about allocations of restructuring charges and other costs associated with acquisitions and cost-reduction/productivity initiatives, see Note 5. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives.

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The combined statements of income include an allocation of transaction costs related to acquired businesses. Pfizer does not routinely allocate these costs to any of its business units. For additional information about allocations of transaction costs, see Note 5. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives.

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The combined statements of income include an allocation of share-based compensation expense and certain other compensation expense items, such as certain fringe benefit expenses, maintained on a centralized basis within Pfizer. Pfizer does not routinely allocate these costs to any of its business units. For additional information about allocations of share-based payments, see Note 15. Share-Based Payments.

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The combined balance sheets reflect all of the assets and liabilities of Pfizer that are either specifically identifiable or are directly attributable to Zoetis and its operations. For benefit plans, the combined balance sheets only include the assets and liabilities of benefit plans dedicated to animal health employees. For debt, see below.

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The combined financial statements include an allocation of long-term debt from Pfizer that was issued to partially finance the acquisition of Wyeth (including FDAH). The debt and associated interest-related expenses, including the effect of hedging activities, have been allocated on a pro-rata basis using the deemed acquisition cost of FDAH as a percentage of the total acquisition cost of Wyeth. No other allocations of debt have been made as none is specifically related to our operations.

Management believes that the allocations are a reasonable reflection of the services received or the costs incurred on behalf of Zoetis and its operations and that the combined statements of income reflect all of the costs of the animal health business of Pfizer. The allocated expenses from Pfizer include the following:

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Enabling Functions operating expenses––approximately $310 million in 2012, $335 million in 2011 and $345 million in 2010 ($1 million, $3 million and $6 million in Cost of sales; $254 million, $268 million and $260 million in Selling, general and administrative expenses; and $55 million, $64 million and $79 million in Research and development expenses).

•	PGS manufacturing costs—approximately $25 million in 2012, $34 million in 2011 and $42 million in 2010 (in Cost of sales).

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Restructuring charges and certain acquisition-related costs—approximately $57 million in 2012, $70 million in 2011 and $104 million in 2010 (in Restructuring charges and certain acquisition-related costs).

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Other costs associated with cost reduction/productivity initiatives—additional depreciation associated with asset restructuring—approximately $13 million in 2012, $20 million in 2011 and $17 million in 2010 ($4 million, $1 million and $17 million in Selling, general and administrative expenses; and $9 million, $19 million and $0 million in Research and development expenses).

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Other costs associated with cost reduction/productivity initiatives—implementation costs—approximately $9 million in 2012, $0 million in 2011 and $0 million in 2010 ($8 million in Selling, general and administrative expenses and $1 million in Research and development expenses).

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Share-based compensation expense—approximately $33 million in 2012, $25 million in 2011 and $22 million in 2010 ($7 million, $5 million and $3 million in Cost of sales; $21 million, $16 million and $15 million in Selling, general and administrative expenses; and $5 million, $4 million and $4 million in Research and development expenses).

•	Transaction costs—approximately $2 million in 2011 and $1 million in 2010 (in Restructuring charges and certain acquisition-related costs).

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Compensation-related expenses—approximately $12 million in 2012, $6 million in 2011 and $17 million in 2010 ($5 million, $2 million and $5 million in Cost of sales; $5 million, $3 million and $7 million in Selling, general and administrative expenses; and $2 million, $1 million and $5 million in Research and development expenses).

•	Interest expense—approximately $31 million in 2012, $36 million in 2011 and $37 million in 2010 (in Other (income)/deductions—net).

The income tax provision in the combined statements of income has been calculated as if Zoetis filed a separate tax return.

We have historically participated in Pfizer’s centralized cash management system and generally all excess cash was transferred to Pfizer on a daily basis. Cash disbursements for operations and/or investing activities were funded as needed by Pfizer. We have also participated in Pfizer’s centralized hedging and offsetting programs. As such, in the combined statements of income, we include the impact of Pfizer’s derivative financial instruments used for offsetting changes in foreign currency rates net of the related exchange gains and losses for the portion that is deemed to be associated with the animal health operations. Such gains and losses were not material to the combined financial statements for all periods presented.

All balances and transactions among Zoetis and Pfizer and its subsidiaries, which can include dividends as well as intercompany activities, are shown in business unit equity in the combined balance sheets, for all periods presented. As the books and records of Zoetis were not kept on a separate company basis, the determination of the average net balance due to or from Pfizer is not practicable. See also Note 18. Related Party Transactions.

Significant Accounting Policies	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
Significant Accounting Policies
4.	Significant Accounting Policies

A. New Accounting Standards

There were no new accounting standards adopted during the first half of 2013.

B. Fair Value

Our fair value methodologies depend on the following types of inputs:

•	Quoted prices for identical assets or liabilities in active markets (Level 1 inputs).

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Quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active or are directly or indirectly observable (Level 2 inputs).

•	Unobservable inputs that reflect estimates and assumptions (Level 3 inputs).

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions.

3.	Significant Accounting Policies

A. New Accounting Standards

The provisions of the following new accounting and disclosure standards were adopted as of January 1, 2012 and did not have a significant impact on our combined financial statements:

•	Presentation of comprehensive income in financial statements. We have presented separate Combined Statements of Comprehensive Income/(Loss).

•	An amendment to the guidelines on the measurement and disclosure of fair value that is consistent between U.S. GAAP and International Financial Reporting Standards.

B. Estimates and Assumptions

In preparing the combined financial statements, we use certain estimates and assumptions that affect reported amounts and disclosures, including amounts recorded in connection with acquisitions. These estimates and underlying assumptions can impact all elements of our combined financial statements. For example, in the combined statements of income, in addition to estimates used in determining the allocations of costs and expenses from Pfizer, estimates are used when accounting for deductions from revenues (such as rebates, sales allowances, product returns and discounts), determining cost of sales, allocating cost in the form of depreciation and amortization, and estimating restructuring charges and the impact of contingencies. On the combined balance sheets, estimates are used in determining the valuation and recoverability of assets, such as accounts receivables, inventories, fixed assets, goodwill and other identifiable intangible assets, and estimates are used in determining the reported amounts of liabilities, such as taxes payable, benefit obligations, the impact of contingencies, deductions from revenues and restructuring reserves, all of which also impact the combined statements of income.

Our estimates are often based on complex judgments, probabilities and assumptions that we believe to be reasonable but that can be inherently uncertain and unpredictable. If our estimates and assumptions are not representative of actual outcomes, our results could be materially impacted.

As future events and their effects cannot be determined with precision, our estimates and assumptions may prove to be incomplete or inaccurate, or unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions. We are subject to risks and uncertainties that may cause actual results to differ from estimated amounts, such as changes in competition, litigation, legislation and regulations. We regularly evaluate our estimates and assumptions using historical experience and expectations about the future. We adjust our estimates and assumptions when facts and circumstances indicate the need for change. Those changes generally will be reflected in our combined financial statements on a prospective basis unless they are required to be treated retrospectively under relevant accounting standards. It is possible that others, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

C. Acquisitions

Our combined financial statements include the operations of acquired businesses from the date of acquisition. We account for acquired businesses using the acquisition method of accounting, which requires, among other things, that most assets acquired and liabilities assumed be recognized at their estimated fair values as of the acquisition date and that the fair value of acquired in-process research and development (IPR&D) be recorded on the balance sheet. Transaction costs are expensed as incurred. Any excess of the consideration transferred over the assigned values of the net assets acquired is recorded as goodwill. When we acquire net assets that do not constitute a business as defined in U.S. GAAP, no goodwill is recognized.

Amounts recorded for acquisitions can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

D. Fair Value

Certain assets and liabilities are required to be measured at fair value, either upon initial recognition or for subsequent accounting or reporting. For example, we use fair value extensively in the initial recognition of net assets acquired in a business combination. Fair value is estimated using an exit price approach, which requires, among other things, that we determine the price that would be received to sell an asset or paid to transfer a liability in an orderly market. The determination of an exit price is considered from the perspective of market participants, considering the highest and best use of assets and, for liabilities, assuming that the risk of non-performance will be the same before and after the transfer.

When estimating fair value, depending on the nature and complexity of the asset or liability, we may use one or all of the following approaches:

•	Income approach, which is based on the present value of a future stream of net cash flows.

•	Market approach, which is based on market prices and other information from market transactions involving identical or comparable assets or liabilities.

•	Cost approach, which is based on the cost to acquire or construct comparable assets less an allowance for functional and/or economic obsolescence.

These fair value methodologies depend on the following types of inputs:

•	Quoted prices for identical assets or liabilities in active markets (Level 1 inputs).

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Quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active or are directly or indirectly observable (Level 2 inputs).

•	Unobservable inputs that reflect estimates and assumptions (Level 3 inputs).

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

E. Foreign Currency Translation

For most of our international operations, local currencies have been determined to be the functional currencies. We translate functional currency assets and liabilities to their U.S. dollar equivalents at exchange rates in effect at the balance sheet date and we translate functional currency income and expense amounts to their U.S. dollar equivalents at average exchange rates for the period. The U.S. dollar effects that arise from changing translation rates are recorded in Other comprehensive income/(loss), net of taxes. The effects of converting non-functional currency assets and liabilities into the functional currency are recorded in Other (income)/deductions––net. For operations in highly inflationary economies, we translate monetary items at rates in effect at the balance sheet date, with translation adjustments recorded in Other (income)/deductions––net, and we translate non-monetary items at historical rates.

F. Revenues, Deductions from Revenues and the Allowance for Doubtful Accounts

We record revenues from product sales when the goods are shipped and title and risk of loss passes to the customer. At the time of sale, we also record estimates for a variety of deductions from revenues, such as rebates, sales allowances, product returns and discounts. Sales deductions are estimated and recorded at the time that related revenues are recorded except for sales incentives, which are estimated and recorded at the time the related revenues are recorded or when the incentive is offered, whichever is later. As applicable, our estimates are generally based on contractual terms or historical experience, adjusted as necessary to reflect our expectations about the future. Taxes collected from customers relating to product sales and remitted to governmental authorities are excluded from Revenues.

As of December 31, 2012 and 2011, accruals for sales deductions included in Other current liabilities are approximately $126 million and $122 million, respectively.

We also record estimates for bad debts. We periodically assess the adequacy of the allowance for doubtful accounts by evaluating the collectability of outstanding receivables based on factors such as past due history, historical and expected collection patterns, the financial condition of our customers, the robust nature of our credit and collection practices and the economic environment.

As of December 31, 2012 and 2011, the allowance for doubtful accounts included in Accounts receivable, less allowance for doubtful accounts are approximately $49 million and $29 million, respectively.

Amounts recorded for sales deductions and bad debts can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

G. Cost of Sales and Inventories

Inventories are carried at the lower of cost or market. The cost of finished goods, work-in-process and raw materials is determined using average actual cost. We regularly review our inventories for impairment and adjustments are recorded when necessary.

H. Selling, General and Administrative Expenses

Selling, general and administrative costs are expensed as incurred. Among other things, these expenses include the internal and external costs of marketing, advertising, and shipping and handling as well as certain costs related to business technology, facilities, legal, finance, human resources, business development, public affairs and procurement, among others.

Advertising expenses relating to production costs are expensed as incurred, and the costs of space in publications are expensed when the related advertising occurs. Advertising and promotion expenses totaled approximately $141 million in 2012, $134 million in 2011 and $132 million in 2010.

Shipping and handling costs totaled approximately $59 million in 2012, $66 million in 2011 and $46 million in 2010.

I. Research and Development Expenses

Research and development (R&D) costs are expensed as incurred. Research is the effort associated with the discovery of new knowledge that will be useful in developing a new product or in significantly improving an existing product. Development is the implementation of the research findings. Before a compound receives regulatory approval, we record upfront and milestone payments made by us to third parties under licensing arrangements as expense. Upfront payments are recorded when incurred, and milestone payments are recorded when the specific milestone has been achieved. Once a compound receives regulatory approval in a major market, we record any milestone payments in Identifiable intangible assets, less accumulated amortization and, unless the assets are determined to have an indefinite life, we amortize them on a straight-line basis over the remaining agreement term or the expected product life cycle, whichever is shorter.

J. Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets

Long-lived assets include:

•	Goodwill—goodwill represents the excess of the consideration transferred for an acquired business over the assigned values of its net assets. Goodwill is not amortized.

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Identifiable intangible assets, less accumulated amortization—these acquired assets are recorded at our cost. Identifiable intangible assets with finite lives are amortized on a straight-line basis over their estimated useful lives. Identifiable intangible assets with indefinite lives that are associated with marketed products are not amortized until a useful life can be determined. Identifiable intangible assets associated with IPR&D projects are not amortized until regulatory approval is obtained. The useful life of an amortizing asset generally is determined by identifying the period in which substantially all of the cash flows are expected to be generated.

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Property, plant and equipment, less accumulated depreciation—these assets are recorded at our cost and are increased by the cost of any significant improvements after purchase. Property, plant and equipment assets, other than land and construction-in-progress, are depreciated on a straight-line basis over the estimated useful life of the individual assets. Depreciation begins when the asset is ready for its intended use. For tax purposes, accelerated depreciation methods are used as allowed by tax laws.

Amortization expense related to finite-lived identifiable intangible assets that contribute to our ability to sell, manufacture, research, market and distribute products, compounds and intellectual property are included in Amortization of intangible assets as they benefit multiple business functions. Amortization expense related to intangible assets that are associated with a single function and depreciation of property, plant and equipment are included in Cost of sales, Selling, general and administrative expenses and Research and development expenses, as appropriate.

We review all of our long-lived assets for impairment indicators throughout the year and we perform detailed testing whenever impairment indicators are present. In addition, we perform impairment testing for goodwill and indefinite-lived assets at least annually. When necessary, we record charges for impairments. Specifically:

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For finite-lived identifiable intangible assets, such as developed technology rights, and for other long-lived assets, such as property, plant and equipment, whenever impairment indicators are present, we calculate the undiscounted value of the projected cash flows associated with the asset, or asset group, and compare this estimated amount to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate.

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For indefinite-lived identifiable intangible assets, such as brands and IPR&D assets, when necessary, we determine the fair value of the asset and record an impairment loss, if any, for the excess of book value over fair value. In addition, in all cases of an impairment review other than for IPR&D assets, we re-evaluate whether continuing to characterize the asset as indefinite-lived is appropriate.

•

For goodwill, when necessary, we determine the fair value of each reporting unit and compare the fair value to its estimated book value. If the carrying amount is found to be greater, we then determine the implied fair value of goodwill by subtracting the fair value of all the identifiable net assets other than goodwill from the fair value of the reporting unit and record an impairment loss for the excess, if any, of book value of goodwill over the implied fair value.

Impairment reviews can involve a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

K. Restructuring Charges and Certain Acquisition-Related Costs

We may incur restructuring charges in connection with acquisitions when we implement plans to restructure and integrate the acquired operations or in connection with cost-reduction and productivity initiatives. Included in Restructuring charges and certain acquisition-related costs are all restructuring charges and certain costs associated with acquiring and integrating an acquired business. Transaction costs and integration costs are expensed as incurred. Termination costs are a significant component of restructuring charges and are generally recorded when the actions are probable and estimable.

Amounts recorded for restructuring charges and other associated costs can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

L. Earnings per Share

The weighted average common shares outstanding for both basic and diluted earnings per share for all periods presented was calculated using an aggregate of 500 million shares of Class A and Class B common stock outstanding, which was the number of Zoetis Inc. shares outstanding at the time of the IPO. There were no Zoetis restricted stock units, stock options or performance shares outstanding prior to the IPO.

M. Cash Equivalents

Cash equivalents include items almost as liquid as cash, such as certificates of deposit and time deposits with maturity periods of three months or less when purchased.

Significant investing activities that affect recognized property, plant and equipment, but that do not result in cash receipts or cash payments in the period are not included in the combined statements of cash flows. Purchases of property, plant and equipment in accounts payable at December 31, 2012 were $14 million, and were insignificant at December 31, 2011 and 2010.

N. Deferred Tax Assets and Liabilities and Income Tax Contingencies

Deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates and laws. We provide a valuation allowance when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax planning strategies.

We account for income tax contingencies using a benefit recognition model. If we consider that a tax position is more likely than not to be sustained upon audit, based solely on the technical merits of the position, we recognize the benefit. We measure the benefit by determining the amount that is greater than 50% likely of being realized upon settlement, presuming that the tax position is examined by the appropriate taxing authority that has full knowledge of all relevant information. Under the benefit recognition model, if the initial assessment fails to result in the recognition of a tax benefit, we regularly monitor our position and subsequently recognize the tax benefit: (i) if there are changes in tax law, analogous case law or there is new information that sufficiently raise the likelihood of prevailing on the technical merits of the position to more likely than not; (ii) if the statute of limitations expires; or (iii) if there is a completion of an audit resulting in a favorable settlement of that tax year with the appropriate agency. We regularly re-evaluate our tax positions based on the results of audits of federal, state and foreign income tax filings, statute of limitations expirations, changes in tax law or receipt of new information that would either increase or decrease the technical merits of a position relative to the “more-likely-than-not” standard. Liabilities associated with uncertain tax positions are classified as current only when we expect to pay cash within the next 12 months. Interest and penalties, if any, are recorded in Provision for taxes on income and are classified on our combined balance sheet with the related tax liability.

Amounts recorded for valuation allowances and income tax contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

O. Benefit Plans

Generally, most of our employees are eligible to participate in Pfizer’s pension plans. The combined statements of income include all of the benefit plan expenses attributable to the animal health operations of Pfizer, including expenses associated with pension plans, postretirement plans and defined contribution plans. The expenses include allocations of direct expenses, as well as expenses that have been deemed attributable to the animal health operations. The combined balance sheets include the benefit plan assets and liabilities of only those plans that are dedicated to animal health employees.

For the dedicated plans, we recognize the overfunded or underfunded status of defined benefit plans as an asset or liability on the combined balance sheets and the obligations generally are measured at the actuarial present value of all benefits attributable to employee service rendered, as provided by the applicable benefit formula. Pension obligations may include assumptions such as long-term rate of return on plan assets, expected employee turnover, participant mortality, and future compensation levels. Plan assets are measured at fair value. Net periodic benefit costs are recognized, as required, into Cost of sales, Selling, general and administrative expenses and Research and development expenses, as appropriate.

Amounts recorded for benefit plans can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

P. Asset Retirement Obligations

We record accruals for the legal obligations associated with the retirement of tangible long-lived assets, including obligations under the doctrine of promissory estoppel and those that are conditioned upon the occurrence of future events. These obligations generally result from the acquisition, construction, development and/or normal operation of long-lived assets. We recognize the fair value of these obligations in the period in which they are incurred by increasing the carrying amount of the related asset. Over time, we recognize expense for the accretion of the liability and for the amortization of the asset.

As of December 31, 2012 and 2011, accruals for direct asset retirement obligations included in Other current liabilities are $0.2 million and $1 million, respectively, and included in Other noncurrent liabilities are $15 million and $13 million, respectively.

Amounts recorded for asset retirement obligations can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Q. Legal and Environmental Contingencies

We are subject to numerous contingencies arising in the ordinary course of business, such as product liability and other product-related litigation, commercial litigation, patent litigation, environmental claims and proceedings, government investigations and guarantees and indemnifications. We record accruals for these contingencies to the extent that we conclude that a loss is both probable and reasonably estimable. If some amount within a range of loss appears to be a better estimate than any other amount within the range, we accrue that amount. Alternatively, when no amount within a range of loss appears to be a better estimate than any other amount, we accrue the lowest amount in the range. We record anticipated recoveries under existing insurance contracts when recovery is assured.

Amounts recorded for contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

R. Share-Based Payments

Our compensation programs include grants under Pfizer’s share-based payment plans. All grants under share-based payment programs are accounted for at fair value and such amounts generally are amortized on a straight-line basis over the vesting term to Cost of sales, Selling, general and administrative expenses, and Research and development expenses, as appropriate.

Amounts recorded for share-based compensation can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

S. Business Unit Equity

Total business unit equity represents Pfizer’s equity investment in Zoetis and the net amounts due to or due from Pfizer. Recorded amounts reflect capital contributions and/or dividends, as well as the results of operations and other comprehensive income/(loss).

Acquisitions, Divestitures and Certain Investments	12 Months Ended
Dec. 31, 2012
Text Block [Abstract]
Acquisitions, Divestitures and Certain Investments
4.	Acquisitions, Divestitures and Certain Investments

A. Acquisition of King Animal Health

Description of the Transaction and Fair Value of Consideration Transferred

On January 31, 2011 (the acquisition date), Pfizer completed its tender offer for the outstanding shares of common stock of King, including KAH, at a purchase price of $14.25 per share in cash and acquired approximately 92.5% of the outstanding shares. On February 28, 2011, Pfizer acquired all of the remaining shares of King for $14.25 per share in cash. As a result, the total fair value of consideration transferred by Pfizer for King was approximately $3.6 billion in cash ($3.2 billion, net of cash acquired), of which we estimate that approximately $345 million relates to KAH.

Recording of Assets Acquired and Liabilities Assumed

The assets acquired and liabilities assumed from King for KAH follow:

(MILLIONS OF DOLLARS)	Amounts recognized as of the acquisition date
Working capital deficit, excluding inventories(a)	$(11)
Inventories	104
Property, plant and equipment	94
Identifiable intangible assets	130
Net tax accounts	(10)
All other noncurrent assets and liabilities, net	(7)

Total identifiable net assets	300
Goodwill(b)	45

Net assets acquired/total consideration transferred	$345

(a)	Includes accounts receivable, other current assets, accounts payable and other current liabilities.
(b)

Goodwill recognized as of the acquisition date was attributable to all four of our geographic area operating segments. See Note 12A. Goodwill and Other Intangible Assets—Goodwill for additional information.

As of the acquisition date, the fair value of accounts receivable approximated the book value acquired. The gross contractual amount receivable was $52 million, virtually all of which was expected to be collected.

As part of the acquisition, we assumed liabilities for environmental, legal and tax matters, as well as guarantees and indemnifications that KAH incurred in the ordinary course of business. As of the acquisition date, we recorded approximately $11 million for environmental matters (including $4 million for asset retirement obligations), $9 million related to legal contingencies and $18 million related to uncertain tax positions.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from other assets acquired that could not be individually identified and separately recognized. Specifically, the goodwill recorded as part of the acquisition of KAH includes the following:

•	the expected synergies and other benefits that we believed would result from combining the operations of KAH with the operations of Zoetis;

•	any intangible assets that do not qualify for separate recognition, as well as future, yet unidentified projects and products; and

•	the value of the going-concern element of KAH’s existing businesses (the higher rate of return on the assembled collection of net assets than if we had acquired all of the net assets separately).

Goodwill is not amortized and is not deductible for tax purposes (see Note 12A. Goodwill and Other Intangible Assets—Goodwill for additional information).

Actual and Pro Forma Impact of Acquisition

In 2011, from the acquisition date of January 31, 2011, KAH contributed $329 million in revenues. We are unable to provide the results of operations attributable to KAH as those operations were substantially integrated by mid-2011.

Assuming that the acquisition of KAH had occurred on January 1, 2010 (rather than the actual acquisition date of January 31, 2011), the unaudited pro forma combined revenues of Zoetis and KAH would have been $4,275 million in 2011 and $3,958 million in 2010. The unaudited pro forma combined revenues are based on the historical financial information of Zoetis and KAH, reflecting Zoetis and KAH revenues for a 12-month period and do not purport to project the future revenues of the combined company. We are unable to provide the unaudited pro forma net income/(loss) attributable to Zoetis for 2011 or 2010 as it is impracticable to determine the full year results of KAH, a former division of King, on a U.S. GAAP basis.

B. Other Acquisitions

In December 2010, Pfizer acquired Synbiotics Corporation (Synbiotics), a privately-owned company that was a leader in the development, manufacture and marketing of immunodiagnostic tests for companion and food production animals. The total consideration for this acquisition was approximately $20 million plus $4 million in assumed debt. In connection with this acquisition, we recorded approximately $9 million in Identifiable intangible assets, consisting of $8 million of developed technology rights and $1 million of in-process research and development, and approximately $10 million in Goodwill.

In May 2010, Pfizer acquired Microtek International, Inc. (Microtek), a company focused on delivering aquatic vaccines and diagnostics used in fish farming. The total consideration for this acquisition was approximately $6 million, which consisted of an upfront payment of $4 million and contingent consideration with an estimated acquisition-date fair value of about $2 million. In connection with this acquisition, we recorded approximately $4 million in Identifiable intangible assets, consisting of approximately $2 million in developed technology rights, and $2 million of in-process research and development.

In December 2009 (fiscal 2010), Pfizer acquired Vetnex Animal Health Ltd. (Vetnex), a privately-owned company focusing on poultry, livestock and companion animal healthcare in India. The total consideration for this acquisition was approximately $57 million plus $8 million in assumed debt. In connection with this acquisition, we recorded approximately $47 million in Identifiable intangible assets, consisting of approximately $38 million of developed technology rights and $9 million of in-process research and development, and approximately $19 million in Goodwill.

C. Divestitures

On October 15, 2009, Pfizer acquired all the outstanding equity of Wyeth, including Fort Dodge Animal Health (FDAH). In connection with the regulatory approval process of that acquisition, we were required to divest certain animal health assets:

•

In 2009, immediately following the acquisition date, we sold certain animal health products in the U.S., Canada, and to a lesser extent, Australia and South Africa, including intellectual property rights exclusive to North America as well as some manufacturing facilities and finished goods inventory. The transaction as it related to Europe closed in 2010. The product portfolio was composed of both livestock and companion animal products, virtually all of which were acquired from legacy Wyeth. The proceeds from the sale were approximately $580 million, net of transaction costs, and we recognized a $2 million gain as most of the assets sold had been recorded at fair value on the acquisition date. In 2010, we recognized a $15 million gain in Other (income)/deductions—net as a result of the resolution of the contingent consideration as prescribed in the agreement.

•

In early 2010, we sold certain animal health products in Australia, including intellectual property rights exclusive to Australia as well as a biological manufacturing facility and finished goods inventory. The product portfolio was composed of livestock products, all acquired from legacy Wyeth. The proceeds from the sale were approximately $10 million, net of transaction costs, and we recognized a $19 million loss on the sale in Other (income)/deductions—net, related to the inventory included in the transaction.

•

In mid-2010, we sold certain animal health products in Europe, including intellectual property rights exclusive to Europe as well as a manufacturing facility and finished goods inventory. The product portfolio was composed of both livestock and companion animal products from both legacy Wyeth and legacy Pfizer. The proceeds from the sale were approximately $145 million, net of transaction costs, and we recognized a $71 million gain in Other (income)/deductions—net on the sale related to the legacy Pfizer assets. In connection with this divestiture, we entered into transitional manufacturing service agreements with the buyer, which included certain purchasing and investment commitments related to the divested manufacturing facility. The incremental charges associated with these commitments were included in Cost of sales ($20 million in 2011 and $5 million in 2010) and Other (income)/deductions—net ($7 million in 2011).

•

In mid-2010, we sold certain animal health products in China. The product portfolio was composed of livestock vaccines from legacy Pfizer. The proceeds from the sale were approximately $38 million, net of transaction costs, and we recognized a $37 million gain in Other (income)/deductions—net on the sale.

In addition, there were smaller asset sales of products acquired from legacy Wyeth in Mexico (2010) and Korea (2011), for combined proceeds of about $2 million, with no gain or loss included in the financial statements.

All of the divestiture transactions required transitional supply and service agreements, including technology transfers, where necessary and appropriate, as well as other customary ancillary agreements.

It is possible that additional divestitures of animal health assets may be required based on the ongoing regulatory reviews in other jurisdictions, but they are not expected to be significant to our business.

D. Certain Investments

Formation of Jilin Pfizer Guoyuan Animal Health Co., Ltd.

In October 2011, Pfizer and Jilin Guoyuan Animal Health Company, Ltd. created a new company, Jilin Pfizer Guoyuan Animal Health Co., Ltd. (Jilin), which will focus on swine vaccine development and commercialization in China. In exchange for payments of approximately $14 million, we acquired a 45% equity interest in Jilin. We have determined that Jilin is a variable interest entity and that Zoetis is the primary beneficiary of Jilin since Zoetis (i) has the power to direct the activities of Jilin that most significantly impact Jilin’s economic performance, (ii) has the right to appoint the majority of the Board of Directors and (iii) has the obligation to absorb losses of Jilin that could potentially be significant to Jilin and the right to receive benefits from Jilin that could potentially be significant to Jilin. As such, since the formation of Jilin, we have included all of the operating results, assets, liabilities and cash flows of Jilin in our combined financial statements. The 55% interest held by Jilin Guoyuan Animal Health Company is reflected in our combined balance sheet as a noncontrolling interest. In connection with this investment, we recorded approximately $3 million in Identifiable intangible assets, consisting of a manufacturing license and an industrial land-use right in China, and approximately $10 million in Goodwill.

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Text Block [Abstract]
Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives
5.	Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives

We incurred significant costs in connection with Pfizer’s cost-reduction initiatives (several programs initiated since 2005), and the acquisitions of Fort Dodge Animal Health (FDAH) on October 15, 2009 and King Animal Health (KAH) on January 31, 2011.

For example:

•

in connection with the cost-reduction/productivity initiatives, we typically incur costs and charges associated with site closings and other facility rationalization actions, workforce reductions and the expansion of shared services, including the development of global systems; and

•

in connection with our acquisition activity, we typically incur costs and charges associated with executing the transactions, integrating the acquired operations, which may include expenditures for consulting and the integration of systems and processes, and restructuring the consolidated company, which may include charges related to employees, assets and activities that will not continue in the consolidated company.

All operating functions can be impacted by these actions, including sales and marketing, manufacturing and research and development, as well as functions such as business technology, shared services and corporate operations.

In the fourth quarter of 2012, when we were a business unit of Pfizer, we announced a restructuring plan related to our operations in Europe. In connection with these actions, we recorded a pre-tax charge of $27 million to recognize employee termination costs. As a result of becoming a standalone public company (no longer being a majority owned subsidiary of Pfizer) and related economic consideration, we revisited this restructuring action and decided to no longer implement this restructuring plan. As such, we reversed the existing reserve of $27 million in the second quarter of 2013.

The components of costs incurred in connection with our acquisitions and restructuring initiatives follow:

	Three Months Ended		Six Months Ended
(MILLIONS OF DOLLARS)	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Restructuring charges and certain acquisition-related costs:
Integration costs(a)	$10	$5	$14	$9
Restructuring charges (benefits)(b):
Employee termination costs	(30)	1	(27)	3
Asset impairment charges	—	1	—	1
Exit costs	—	—	—	1

Total direct	(20)	7	(13)	14

Integration costs(a)	—	7	—	12
Restructuring charges(b):
Employee termination costs	—	9	—	14
Asset impairment charges	—	1	—	8
Exit costs	—	—	—	1

Total allocated	—	17	—	35

Total Restructuring charges and certain acquisition-related costs	(20)	24	(13)	49

Other costs associated with cost-reduction/productivity initiatives:
Additional depreciation associated with asset restructuring—direct(c)	1	2	1	5
Additional depreciation associated with asset restructuring—allocated(c)	—	—	2	9
Implementation costs—allocated(d)	—	1	1	2

Total costs associated with acquisitions and cost-reduction/productivity initiatives	$(19)	$27	$(9)	$65

(a)

Integration costs represent external, incremental costs directly related to integrating acquired businesses and primarily include expenditures for consulting and the integration of systems and processes.

(b)

The restructuring benefit for the three and six months ended June 30, 2013 is related to the reversal of certain employee termination expenses associated with our operations in Europe and the restructuring charges for the three and six months July 1, 2012 are primarily related to the integration of FDAH and KAH.

The direct charges are associated with the following:

•	For the three months ended June 30, 2013—Manufacturing/research/corporate ($30 million income).

•	For the six months ended June 30, 2013—Manufacturing/research/corporate ($27 million income).

•	For the three months ended July 1, 2012—U.S. ($3 million), EuAfME ($1 million), and manufacturing/research/corporate ($2 million income).

•	For the six months ended July 1, 2012—U.S. ($3 million), EuAfME ($1 million income), CLAR ($1 million), and manufacturing/research/corporate ($2 million).

(c)

Additional depreciation associated with asset restructuring represents the impact of changes in the estimated lives of assets involved in restructuring actions. For the three months ended June 30, 2013, included in Cost of sales ($1 million). For the six months ended June 30, 2013, included in Cost of sales ($1 million) and Selling, general and administrative expenses ($2 million). For the three months ended July 1, 2012, included in Cost of sales ($2 million). For the six months ended July 1, 2012, included in Cost of sales ($5 million) and Research and development expenses ($9 million).

(d)

Implementation costs—allocated represent external, incremental costs directly related to implementing cost reduction/productivity initiatives, and primarily include expenditures related to system and process standardization and the expansion of shared services. Included in Selling, general and administrative expenses.

The components of and changes in our direct restructuring accruals follow:

(MILLIONS OF DOLLARS)	Employee Termination Costs	Asset Impairment Charges	Exit Costs	Accrual
Balance, December 31, 2012(a)	$68	$—	$6	$74
Provision/(Benefit)	(27)	—	—	(27)
Utilization and other(b)	(10)	—	(5)	(15)
Separation adjustment(c)	(14)	—	—	(14)

Balance, June 30, 2013(a)	$17	$—	$1	$18

(a)	At June 30, 2013 and December 31, 2012, included in Other current liabilities ($9 million and $63 million, respectively) and Other noncurrent liabilities ($9 million and $11 million, respectively).
(b)	Includes adjustments for foreign currency translation.
(c)	See Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation.

5.	Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives

The combined statements of income include significant costs associated with Pfizer’s cost-reduction initiatives (several programs initiated since 2005) and the acquisitions of FDAH on October 15, 2009 and KAH on January 31, 2011. The expenses include direct costs and charges as well as an allocation of indirect costs and charges that have been deemed attributable to the operations of the company. The combined balance sheets reflect the accrued restructuring charges directly attributable to the animal health operations. For example:

•

In connection with cost-reduction/productivity initiatives, we typically incur costs and charges associated with site closings and other facility rationalization actions, workforce reductions and the expansion of shared services, including the development of global systems; and

•

In connection with acquisition activity, we typically incur costs and charges associated with executing the transactions, integrating the acquired operations, which may include expenditures for consulting and the integration of systems and processes, and restructuring the combined company, which may include charges related to employees, assets and activities that will not continue in the combined company.

All operating functions can be impacted by these actions, including sales and marketing, manufacturing and research and development, as well as support functions such as business technology, shared services and corporate operations.

The components of costs incurred in connection with acquisitions and cost-reduction/productivity initiatives follow:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Restructuring Charges and Certain Acquisition-Related Costs:
Integration costs(a)	$26	$30	$43
Restructuring charges:(b)
Employee termination costs	49	53	15
Asset impairment charges	4	—	5
Exit costs	(1)	1	35

Total Direct	78	84	98

Transaction costs(c)	—	2	1
Integration costs(a)	21	41	49
Restructuring charges:(b)
Employee termination costs	19	20	25
Asset impairment charges	10	7	13
Exit costs	7	—	16

Total Allocated	57	70	104

Total Restructuring charges and certain acquisition-related costs	135	154	202

Other Costs Associated with Cost-Reduction/Productivity Initiatives:
Additional depreciation associated with asset restructuring—direct(d)	11	9	—
Additional depreciation associated with asset restructuring—allocated(d)	13	20	17
Implementation costs—direct(e)	—	3	—
Implementation costs—allocated(e)	9	—	—

Total costs associated with acquisitions and cost-reduction/productivity initiatives	$168	$186	$219

(a)

Integration costs represent external, incremental costs directly related to integrating acquired businesses and primarily include expenditures for consulting and the integration of systems and processes.

(b)	Restructuring charges are primarily related to our cost-reduction/ productivity initiatives in 2012, the integration of KAH in 2011 and the integration of FDAH in 2010.

The direct restructuring charges are associated with the following:

•	2012 Direct—EuAfME ($51 million), CLAR ($3 million), APAC ($1 million income) and manufacturing/research/corporate ($1 million income).

•	2011 Direct—U.S. ($2 million), EuAfME ($33 million), CLAR ($2 million), APAC ($2 million income) and manufacturing/research/corporate ($19 million).

•	2010 Direct—U.S. ($14 million income), EuAfME ($24 million), CLAR ($4 million), APAC ($10 million) and manufacturing/research/corporate ($31 million).

(c)	Transaction costs represent external costs directly related to acquiring businesses and primarily include expenditures for banking, legal, accounting and other similar services.
(d)

Additional depreciation associated with asset restructuring represents the impact of changes in the estimated lives of assets involved in restructuring actions. In 2012, included in Cost of sales ($10 million), Selling, general and administrative expenses ($5 million) and Research and development expenses ($9 million). In 2011, included in Cost of sales ($6 million), Selling, general and administrative expenses ($4 million) and Research and development expenses ($19 million). In 2010, included in Selling, general and administrative expenses ($17 million).

(e)

Implementation costs, represent external, incremental costs directly related to implementing cost-reduction/productivity initiatives, and primarily include expenditures related to system and process standardization and the expansion of shared services. In 2012, included in Selling, general and administrative expenses ($8 million) and Research and development expenses ($1 million). In 2011, included in Selling, general and administrative expenses ($2 million) and Research and development expenses ($1 million).

The components and activity of our direct restructuring charges identified with Zoetis follow:

(MILLIONS OF DOLLARS)	Employee Termination Costs	Asset Impairment Charges	Exit Costs	Accrual
Balance, December 31, 2009	$180	$—	$5	$185
Provision	15	5	35	55
Utilization and other(a)	(105)	(5)	(29)	(139)

Balance, December 31, 2010	90	—	11	101
Provision	53	—	1	54
Utilization and other(a)	(73)	—	(1)	(74)

Balance, December 31, 2011(b)	70	—	11	81
Provision	49	4	(1)	52
Utilization and other(a)	(51)	(4)	(4)	(59)

Balance, December 31, 2012(b)	$68	$—	$6	$74

(a)	Includes adjustments for foreign currency translation.
(b)	At December 31, 2012 and 2011, included in Other current liabilities ($63 million and $53 million, respectively) and Other noncurrent liabilities ($11 million and $28 million, respectively).

Other (Income)/Deductions-Net	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Other Income And Expenses [Abstract]
Other (Income)/Deductions-Net
6.	Other (Income)/Deductions—Net

The components of Other (income)/deductions—net follow:

	Three Months Ended		Six Months Ended
(MILLIONS OF DOLLARS)	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Royalty-related income	$(5)	$(7)	$(13)	$(13)
Identifiable intangible asset impairment charges	—	3	1	3
Net gain on sale of assets(a)	(6)	—	(6)	—
Certain legal matters, net(b)	—	(19)	—	(19)
Foreign currency loss(c)	2	3	12	3
Other, net	(1)	—	1	—

Other (income)/deductions—net	$(10)	$(20)	$(5)	$(26)

(a)	For the three and six months ended June 30, 2013, represents the net gain on the government-mandated sale of certain product rights in Brazil that were acquired with the FDAH acquisition in 2009.
(b)

For the three and six months ended July 1, 2012, represents income from a favorable legal settlement related to an intellectual property matter ($14 million) and a change in estimate for an environmental-related reserve due to a favorable settlement ($7 million) partially offset by litigation-related charges ($2 million).

(c)	For the six months ended June 30, 2013, primarily related to the Venezuela currency devaluation in February 2013.

6.	Other (Income)/Deductions—Net

The components of Other (income)/deductions—net follow:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Interest expense on allocated long-term debt(a)	$31	$36	$37
Royalty-related income	(32)	(26)	(30)
Net gains on sales of certain assets(b)	—	—	(104)
Identifiable intangible asset impairment charges(c)	5	69	—
Certain legal matters, net(d)	(19)	—	—
Other, net	—	5	4

Other (income)/deductions—net	$(15)	$84	$(93)

(a)

The interest expense on allocated long-term debt reflects an allocation of Pfizer’s weighted average effective interest rate on the Wyeth/FDAH-related acquisition debt, issued in March and June of 2009, of 5.3% in 2012, 5.1% in 2011 and 5.1% in 2010. See also Note 9D. Financial Instruments—Allocated Long-Term Debt.

(b)

Represents net gains on the sales of certain animal health assets divested in connection with Pfizer’s 2009 acquisition of Wyeth/FDAH. See also Note 4C. Acquisitions, Divestitures and Certain Investments—Divestitures.

(c)

In 2012, the asset impairment charges include (i) approximately $2 million of finite-lived companion animal developed technology rights; (ii) approximately $1 million of finite-lived trademarks related to genetic testing services; and (iii) approximately $2 million of finite-lived patents related to poultry technology. The asset impairment charges for 2012 reflect, among other things, loss of revenues as a result of negative market conditions and, with respect to the poultry technology, a re-assessment of economic viability. In 2011, the asset impairment charges include (i) approximately $30 million of finite-lived intangible assets related to parasiticides technology as a result of declining gross margins and increased competition; (ii) approximately $12 million of finite-lived intangible assets related to equine influenza and tetanus technology due to third-party supply issues; (iii) approximately $10 million of finite-lived intangible assets related to genetic testing services that did not find consumer acceptance; and (iv) approximately $17 million related to in-process research and development projects (acquired from Vetnex in 2010 and from FDAH in 2009), as a result of the termination of the development programs due to a re-assessment of economic viability.

(d)

In 2012, represents income from a favorable legal settlement related to an intellectual property matter ($14 million income) and a change in estimate for an environmental-related reserve ($7 million income), partially offset by litigation-related charges ($2 million).

Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
7.	Income Taxes

A. Taxes on Income

The effective tax rate was 31.6% for the second quarter of 2013, compared to 31.3% for the second quarter of 2012. The higher effective tax rate was primarily due to the impact of the non-deductibility and jurisdictional mix of certain costs incurred during the quarter related to becoming a standalone public company, partially offset by:

•	incentive tax rulings in Belgium, effective December 31, 2012, and Singapore, effective October 29, 2012, and

•	changes in the jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs.

The effective tax rate was 29.3% for the first six months of 2013, compared to 32.6% for the first six months of 2012. The lower effective tax rate was primarily attributable to:

•	the aforementioned incentive tax rulings and changes in the jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs, and

•	a $2 million discrete income tax benefit during the first quarter of 2013 related to the 2012 U.S. research and development tax credit which was retroactively extended on January 3, 2013;

partially offset by:

•	the aforementioned impact of non-deductibility and jurisdictional mix of certain costs incurred during the second quarter related to becoming a standalone public company.

As of the Separation date, we operate under a new standalone legal entity structure. In connection with the Separation, adjustments have been made to the income tax accounts. See Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation.

B. Tax Matters Agreement

In connection with the Separation, we entered into a tax matters agreement with Pfizer that governs the parties’ respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. For additional information, see below and Note 17B. Transactions and Agreements with Pfizer: Agreements with Pfizer.

In connection with this agreement and the Separation, the activity in our income tax accounts reflects Separation Adjustments, including significant adjustments to the deferred income tax asset and liability accounts and the tax liabilities associated with uncertain tax positions. For additional information, see below and Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation.

In general, under the agreement:

•

Pfizer will be responsible for any U.S. federal, state, local or foreign income taxes and any U.S. state or local non-income taxes (and any related interest, penalties or audit adjustments and including those taxes attributable to our business) reportable on a consolidated, combined or unitary return that includes Pfizer or any of its subsidiaries (and us and/or any of our subsidiaries) for any periods or portions thereof ending on or prior to December 31, 2012. We will be responsible for the portion of any such taxes for periods or portions thereof beginning on or after January 1, 2013, as would be applicable to us if we filed the relevant tax returns on a standalone basis.

•

We will be responsible for any U.S. federal, state, local or foreign income taxes and any U.S. state or local non-income taxes (and any related interest, penalties or audit adjustments) that are reportable on returns that include only us and/or any of our subsidiaries, for all tax periods whether before or after the completion of the Separation.

•	Pfizer will be responsible for certain specified foreign taxes directly resulting from certain aspects of the Separation.

We will not generally be entitled to receive payment from Pfizer in respect of any of our tax attributes or tax benefits or any reduction of taxes of Pfizer. Neither party’s obligations under the agreement will be limited in amount or subject to any cap. The agreement also assigns responsibilities for administrative matters, such as the filing of returns, payment of taxes due, retention of records and conduct of audits, examinations or similar proceedings. In addition, the agreement provides for cooperation and information sharing with respect to tax matters.

Pfizer will be primarily responsible for preparing and filing any tax return with respect to the Pfizer affiliated group for U.S. federal income tax purposes and with respect to any consolidated, combined, unitary or similar group for U.S. state or local or foreign income tax purposes or U.S. state or local non-income tax purposes that includes Pfizer or any of its subsidiaries, including those that also include us and/or any of our subsidiaries. We will generally be responsible for preparing and filing any tax returns that include only us and/or any of our subsidiaries.

The party responsible for preparing and filing a given tax return will generally have exclusive authority to control tax contests related to any such tax return.

C. Deferred Taxes

As of June 30, 2013, the total net deferred income tax liability of $165 million is included in Current deferred tax assets ($92 million), Noncurrent deferred tax assets ($54 million), Other current liabilities ($3 million) and Noncurrent deferred tax liabilities ($308 million).

As of December 31, 2012, the total net deferred income tax liability of $8 million is included in Current deferred tax assets ($101 million), Noncurrent deferred tax assets ($216 million), Other current liabilities ($2 million) and Noncurrent deferred tax liabilities ($323 million).

The significant increase in the total net deferred tax liability from December 31, 2012 to June 30, 2013 is primarily attributable to the Separation Adjustments, predominantly related to deferred tax assets associated with net operating loss/credit carry forwards and deferred tax liabilities associated with unremitted earnings that were retained by Pfizer. See Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation.

D. Tax Contingencies

As of June 30, 2013, the tax liabilities associated with uncertain tax positions of $35 million (exclusive of interest related to uncertain tax positions of $9 million) were included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($29 million).

As of December 31, 2012, the tax liabilities associated with uncertain tax positions of $144 million (exclusive of interest related to uncertain tax positions of $17 million) were included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($138 million).

The significant decrease in the tax liabilities associated with uncertain tax positions from December 31, 2012 to June 30, 2013 is primarily attributable to the Separation Adjustments predominantly related to liabilities retained by Pfizer. See Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation.

Our tax liabilities for uncertain tax positions relate primarily to issues common among multinational corporations. Any settlements or statute of limitations expirations could result in a significant decrease in our uncertain tax positions. Substantially all of these unrecognized tax benefits, if recognized, would impact our effective income tax rate. We do not expect that within the next twelve months any of our uncertain tax positions could significantly decrease as a result of settlements with taxing authorities or the expiration of the statutes of limitations. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of uncertain tax positions and potential tax benefits may not be representative of actual outcomes, and any variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution. Finalizing audits with the relevant taxing authorities can include formal administrative and legal proceedings, and, as a result, it is difficult to estimate the timing and range of possible changes related to our uncertain tax positions, and such changes could be significant.

7.	Tax Matters

A. Taxes on Income

During the periods presented in the combined financial statements, Zoetis did not generally file separate tax returns, as Zoetis was generally included in the tax grouping of other Pfizer entities within the respective entity’s tax jurisdiction. The income tax provision included in these combined financial statements has been calculated using the separate return basis, as if Zoetis filed a separate tax return.

The components of Income before provision for taxes on income follow:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
United States	$340	$(239)	$(349)
International	370	633	527

Income before provision for taxes on income(a)(b)	$710	$394	$178

(a)

2012 vs. 2011—The increase in United States income is primarily due to sales growth in both livestock and companion animals. Other factors include reduced restructuring charges and increased operational efficiencies. The decrease in international income was largely driven by the unfavorable impact of foreign exchange and lower revenues due to adverse macroeconomic conditions.

(b)

2011 vs. 2010—The decrease in the United States loss was primarily due to lower integration and restructuring costs and cost reductions due to both acquisition-related synergies and initiatives undertaken during the year, partially offset by the non-recurrence of gains related to FDAH divestitures. The increase in the international income was due to cost reductions which were the result of both acquisition-related synergies and cost reduction/productivity initiatives undertaken during the year.

The components of Provision for taxes on income based on the location of the taxing authorities, follow:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
United States:
Current income taxes:
Federal	$132	$(3)	$(22)
State and local	5	(1)	(3)
Deferred income taxes:
Federal	(7)	(19)	(11)
State and local	11	(3)	(8)

Total U.S. tax provision/(benefit)	141	(26)	(44)
International:
Current income taxes	211	85	160
Deferred income taxes	(78)	87	(49)

Total international tax provision	133	172	111

Provision for taxes on income(a)(b)(c)(d)	$274	$146	$67

(a)	In 2012, the Provision for taxes on income reflects the following:

•

U.S. tax benefits of approximately $29.3 million, representing tax and interest, resulting from a multi-year settlement with the U.S. Internal Revenue Service with respect to audits for the years 2006 through 2008, and international tax benefits of approximately $2.7 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities and from the expiration of certain statutes of limitations;

•

U.S. tax expense of approximately $9 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters—Deferred Taxes);

•	The expiration of the U.S. research and development tax credit on December 31, 2011; and

•	Tax cost related to changes in uncertain tax positions (see Note 7C. Tax Matters—Tax Contingencies).

(b)	In 2011, the Provision for taxes on income reflects the following:

•

U.S tax expense of approximately $9 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters—Deferred Taxes); and

•

U.S. tax benefits of approximately $9.5 million, representing tax and interest, resulting from the tax benefit recorded in connection with the settlement of certain audits with the U.S. Internal Revenue Service.

(c)	In 2010, the Provision for taxes on income reflects the following:

•

U.S. tax expense of approximately $39 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters—Deferred Taxes);

•	U.S. tax benefits of approximately $33.4 million, representing tax and interest, resulting from a settlement with the U.S. Internal Revenue Service;

•	U.S. tax benefit resulting from a decrease in deferred income tax liabilities related to fair value adjustments recorded in connection with our acquisition of FDAH; and

•

U.S. tax expense of approximately $21.3 million related to the write-off of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage resulting from the provision of the U.S. Healthcare Legislation.

(d)

In all years, federal, state and international tax liabilities assumed or established as part of a business acquisition are not included in Provision for taxes on income (see Note 4. Acquisitions, Divestitures, and Certain Investments).

Tax Rate Reconciliation

The reconciliation of the U.S. statutory income tax rate to our effective tax rate follows:

	Year Ended December 31,
	2012	2011	2010
U.S. statutory income tax rate	35.0%	35.0%	35.0%
State and local taxes, net of federal benefits(a)	1.7	(0.2)	(2.3)
Taxation of non-U.S. operations(b)(c)(d)(e)	5.6	2.7	8.2
Tax settlements and resolution of certain tax positions(f)	(4.1)	(2.4)	(18.7)
U.S. healthcare legislation(g)	(0.4)	0.3	12.0
U.S. research and development tax credit and manufacturing deduction(h)	(0.3)	(2.3)	(3.1)
Non-deductible items(h)	0.8	2.1	4.2
All other—net	0.3	1.9	2.3

Effective tax rate	38.6%	37.1%	37.6%

(a)

The rate impact of this component is influenced by the specific level of U.S. earnings in a specific year. In 2012, the increase in the impact of state taxes on the effective tax rate as compared to 2011 reflects an increase in state earnings. In 2011 and 2010, the rate impact reflects state losses in both years, with larger losses in 2010.

(b)

For taxation of non-U.S. operations, this rate impact reflects the income tax rates and relative earnings in the locations where we do business outside of the U.S., together with the cost of repatriation decisions, as well as changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions”: (i) the jurisdictional location of earnings is a component of our effective tax rate each year as tax rates outside of the U.S. are generally lower than the U.S. statutory income tax rate. The rate impact of the jurisdictional location of earnings is influenced by the specific location of non-U.S. earnings and the level of such earnings as compared to our total earnings. This rate impact is then offset or more than offset by the cost of repatriation decisions and other U.S. tax implications of our foreign operations, which may significantly impact the taxation of non-U.S. operations; and (ii) the impact of changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions” is a component of our effective tax rate each year that can result in either an increase or decrease to our effective tax rate. The jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs, can vary as a result of the repatriation decisions and as a result of operating fluctuations in the normal course of business, the impact of non-deductible items and the extent and location of other income and expense items, such as restructuring charges, asset impairments and gains and losses on asset divestitures.

(c)

The rate impact of taxation of non-U.S. operations was an increase to our effective tax rate in all periods presented due to (i) the cost of repatriation decisions and other U.S. tax implications that more than offset the impact of the generally lower tax rates outside of the U.S.; (ii) the tax impact of non-deductible items in those jurisdictions; and (iii) the tax impact of changes in uncertain tax positions related to our non-U.S. operations.

(d)

The increase in the rate in 2012 as compared to 2011 is primarily due to increases in uncertain tax positions (see Note 7C. Tax Matters—Tax Contingencies, for current and prior period increases to uncertain tax positions), of which a significant portion relates to our non-U.S. operations. The decrease in the rate in 2011 as compared to 2010 is primarily due to changes in jurisdictional mix of earnings, as discussed above.

(e)

For all periods presented, in Singapore, our non-dedicated entities benefited from an incentive tax rate applicable to income from manufacturing and other operations (rate effective through 2016). In 2012, in Singapore, our dedicated entities benefited from an incentive tax rate applicable to certain earnings (rate effective from October 29, 2012 through October 29, 2016).

(f)	For a discussion about tax settlements and resolution of certain tax positions, see above in this Note 7A Tax Matters—Taxes on Income.
(g)

The decrease in the rate in 2012 primarily relates to the tax benefit recorded in connection with the establishment of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage. The increase in the rate in 2010 is related to the write-off of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage resulting from the provision of the U.S. Healthcare Legislation.

(h)

We received no benefit from the U.S. research and development tax credit in 2012 as the credit expired on December 31, 2011 and was not extended until January 2013. In all years, we received a benefit from the U.S. manufacturing deduction. Non-deductible items include meals and entertainment expenses.

B. Deferred Taxes

Deferred taxes arise as a result of basis differentials between financial statement accounting and tax amounts.

The components of our deferred tax assets and liabilities, shown before jurisdictional netting, follow:

	2012 Deferred Tax		2011 Deferred Tax
(MILLIONS OF DOLLARS)	Assets	(Liabilities)	Assets	(Liabilities)
Prepaid/deferred items	$75	$(6)	$77	$(4)
Inventories	12	(3)	46	(5)
Intangibles	47	(234)	5	(273)
Property, plant and equipment	48	(109)	1	(122)
Employee benefits	54	—	34	—
Restructuring and other charges	32	(5)	37	(1)
Legal and product liability reserves	21	(1)	17	—
Net operating loss/credit carry forwards	219	—	212	—
Unremitted earnings	—	(86)	—	(93)
All other	4	(7)	3	(1)

Subtotal	512	(451)	432	(499)
Valuation allowance	(69)	—	(5)	—

Total deferred taxes	$443	$(451)	$427	$(499)
Net deferred tax liability(a)(b)		$(8)		$(72)

(a)

2012 vs. 2011-The decrease in net deferred tax liability position in 2012 reflects an increase in noncurrent deferred tax assets recorded in connection with book/tax basis differentials primarily related to intangibles and PP&E, established as a result of certain restructuring activities and a decrease in deferred income tax liabilities related to unremitted earnings, primarily as a result of distributions, partially offset by an increase in valuation allowances representing the amounts determined to be unrecoverable.

(b)

In 2012, included in Current deferred tax assets ($101 million), Noncurrent deferred tax assets ($216 million), Other current liabilities ($2 million) and Noncurrent deferred tax liabilities ($323 million). In 2011, included in Current deferred tax assets ($96 million), Noncurrent deferred tax assets ($143 million) and Noncurrent deferred tax liabilities ($311 million).

We have carry forwards, primarily related to net operating losses, which are available to reduce future U.S. federal and state, as well as international income taxes payable with either an indefinite life or expiring at various times from 2013 to 2032. Certain of our U.S. net operating losses are subject to limitations under Internal Revenue Code Section 382.

Valuation allowances are provided when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax planning strategies.

As of December 31, 2012, we have not made a U.S. tax provision on approximately $2.5 billion of unremitted earnings of our international subsidiaries. As these earnings are intended to be indefinitely reinvested overseas, the determination of a hypothetical unrecognized deferred tax liability as of December 31, 2012 is not practicable.

C. Tax Contingencies

We are subject to income tax in many jurisdictions, and a certain degree of estimation is required in recording the assets and liabilities related to income taxes. All of our tax positions are subject to audit by the local taxing authorities in each tax jurisdiction. These tax audits can involve complex issues, interpretations and judgments and the resolution of matters may span multiple years, particularly if subject to negotiation or litigation. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and variation from such estimates could materially affect our financial statements in the period of settlement or when the statute of limitations expire. We treat these events as discrete items in the period of resolution.

For a description of our accounting policies associated with accounting for income tax contingencies, see Note 3N. Significant Accounting Policies—Deferred Tax Assets and Liabilities and Income Tax Contingencies. For a description of the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Uncertain Tax Positions

As tax law is complex and often subject to varied interpretations, it is uncertain whether some of our tax positions will be sustained upon audit. As of December 31, 2012 and 2011, we had approximately $112 million and $82 million, respectively, in net liabilities associated with uncertain tax positions, excluding associated interest:

•

Tax assets associated with uncertain tax positions primarily represent our estimate of the potential tax benefits in one tax jurisdiction that could result from the payment of income taxes in another tax jurisdiction. These potential benefits generally result from cooperative efforts among taxing authorities, as required by tax treaties to minimize double taxation, commonly referred to as the competent authority process. The recoverability of these assets, which we believe to be more likely than not, is dependent upon the actual payment of taxes in one tax jurisdiction and, in some cases, the successful petition for recovery in another tax jurisdiction. As of December 31, 2012 and 2011, we had approximately $32 million for both years in assets associated with uncertain tax positions recorded in Other noncurrent assets.

•

Tax liabilities associated with uncertain tax positions represent unrecognized tax benefits, which arise when the estimated benefit recorded in our financial statements differs from the amounts taken or expected to be taken in a tax return because of the uncertainties described above. These unrecognized tax benefits relate primarily to issues common among multinational corporations. Substantially all of these unrecognized tax benefits, if recognized, would impact our effective income tax rate.

The reconciliation of the beginning and ending amounts of gross unrecognized tax benefits follows:

(MILLIONS OF DOLLARS)	2012	2011	2010
Balance, January 1	$(114)	$(93)	$(143)
Acquisitions(a)	—	(19)	—
Increases based on tax positions taken during a prior period(b)	(2)	—	(4)
Decreases based on tax positions taken during a prior period(b)(c)	40	1	37
Decreases based on cash payments for a prior period	3	7	11
Increases based on tax positions taken during the current period(b)	(73)	(10)	(10)
Decreases based on tax positions taken during the current period	—	—	16
Lapse in statute of limitations	2	—	—

Balance, December 31(d)	$(144)	$(114)	$(93)

(a)	The amount in 2011 primarily relates to the acquisition of KAH.
(b)	Primarily included in Provision for taxes on income.
(c)	In all years, the decreases are primarily a result of effectively settling certain issues with the U.S. and non-U.S. tax authorities. See Note 7A. Tax Matters—Taxes on Income.
(d)

In 2012, included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($138 million). In 2011, included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($108 million).

•

Interest related to our unrecognized tax benefits is recorded in accordance with the laws of each jurisdiction and is recorded in Provision for taxes on income in our combined statements of income. In 2012, we recorded a net interest expense of $1.3 million; in 2011, interest expense was de minimis; and in 2010, we recorded a net interest benefit of $5 million. Gross accrued interest totaled $17 million and $14 million as of December 31, 2012 and 2011, respectively, and were included in Other taxes payable. Accrued penalties are not significant.

Status of Tax Audits and Potential Impact on Accruals for Uncertain Tax Positions

The U.S. is one of our major tax jurisdictions:

•	With respect to Pfizer Inc., tax years 2009-2010 are currently under audit. Tax years 2011-2012 are not under audit. All other tax years are closed.

•	With respect to Wyeth, tax years 2006 through the Wyeth acquisition date (October 15, 2009) are currently under audit. All other tax years are closed.

•

With respect to King, the audit for tax year 2008 has been effectively settled, and for Alpharma Inc. (a subsidiary of King), tax years 2005-2007 have been effectively settled. For King, tax years 2009 through the date of acquisition (January 31, 2011) are open but not under audit. All other tax years are closed.

In addition to the open audit years in the U.S., we have open audit years in other major tax jurisdictions, such as Canada (2001-2012), Asia-Pacific (2007-2012 primarily reflecting Australia and Japan), Europe (2007-2012, primarily reflecting Ireland, the United Kingdom, France, Italy, Spain and Germany) and Latin America (1988—2012, primarily reflecting Brazil and Mexico).

Any settlements or statute of limitations expirations could result in a significant decrease in our uncertain tax positions. We do not expect that within the next twelve months any of our gross unrecognized tax benefits, exclusive of interest, could significantly decrease as a result of settlements with taxing authorities or the expiration of the statutes of limitations. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but our estimates of unrecognized tax benefits and potential tax benefits may not be representative of actual outcomes, and any variation from such estimates could materially affect our financial statements in the period of settlement or when the statutes of limitations expire, as we treat these events as discrete items in the period of resolution. Finalizing audits with the relevant taxing authorities can include formal administrative and legal proceedings, and, as a result, it is difficult to estimate the timing and range of possible change related to our uncertain tax positions, and such changes could be significant.

Accumulated Other Comprehensive Income/(Loss)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Equity [Abstract]
Accumulated Other Comprehensive Income/(Loss)
8.	Accumulated Other Comprehensive Loss

Changes, net of tax, in accumulated other comprehensive loss follow:

(MILLIONS OF DOLLARS)	Currency Translation Adjustment	Benefit Plans	Accumulated Other Comprehensive Income/(Loss)
	Net Unrealized Gains/(Losses)	Actuarial Losses
Balance, December 31, 2012	$(152)	$(5)	$(157)
Other comprehensive income/(loss), net of tax	(17)	(3)	(20)
Separation adjustments(a)	(7)	1	(6)

Balance, June 30, 2013	$(176)	$(7)	$(183)

(a)	See Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation.

8.	Accumulated Other Comprehensive Income/(Loss)

Changes, net of tax, in Accumulated other comprehensive income/(loss) follow:

	Currency Translation Adjustment	Benefit Plans	Accumulated Other Comprehensive Income/(Loss)
(MILLIONS OF DOLLARS)	Net Unrealized Gains/(Losses)	Actuarial Gains/(Losses)
Balance, December 31, 2009	$58	$(3)	$55
Other comprehensive loss	(121)	(8)	(129)

Balance, December 31, 2010	(63)	(11)	(74)
Other comprehensive income	4	5	9

Balance, December 31, 2011	(59)	(6)	(65)
Other comprehensive income/(loss)	(93)	1	(92)

Balance, December 31, 2012	$(152)	$(5)	$(157)

Financial Instruments	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Investments All Other Investments [Abstract]
Financial Instruments
9.	Financial Instruments

A. Credit Facility

In December 2012, we entered into a revolving credit agreement with a syndicate of banks providing for a five-year $1.0 billion senior unsecured revolving credit facility (the credit facility), which became effective in February 2013 upon the completion of the IPO and expires in December 2017. The credit facility contains a financial covenant requiring us to not exceed a maximum total leverage ratio (the ratio of consolidated net debt as of the end of the period to consolidated Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA) for such period) of 4.35:1 for fiscal year 2013, 3.95:1 for fiscal year 2014, 3.50:1 for fiscal year 2015 and 3.00:1 thereafter. The credit facility also contains a financial covenant requiring that we maintain a minimum interest coverage ratio (the ratio of EBITDA at the end of the period to interest expense for such period) of 3.50:1. In addition, the credit facility contains other customary covenants. Subject to certain conditions, we have the right to increase the credit facility to up to $1.5 billion. There are currently no borrowings outstanding.

B. Commercial Paper Program

In February 2013, we entered into a commercial paper program with a capacity of up to $1.0 billion. As of June 30, 2013, no commercial paper has been issued under this program.

C. Short-Term Borrowings

There were short-term borrowings of $12 million as of June 30, 2013. As of December 31, 2012 the current portion of allocated debt from Pfizer was $73 million. The weighted-average interest rate on short-term borrowings outstanding, including the current portion of allocated debt, was 4.6% and 3.7% as of June 30, 2013 and December 31, 2012, respectively.

D. Senior Notes Offering

On January 28, 2013, we issued $3.65 billion aggregate principal amount of our senior notes (the senior notes offering) in a private placement, with an original issue discount of $10 million. The senior notes are comprised of $400 million aggregate principal amount of our 1.150% senior notes due 2016, $750 million aggregate principal amount of our 1.875% Senior Notes due 2018, $1.35 billion aggregate principal amount of our 3.250% senior notes due 2023 and $1.15 billion aggregate principal amount of our 4.700% senior notes due 2043.

We sold $2.65 billion aggregate principal amount of our senior notes through the initial purchasers in the senior notes offering and Pfizer transferred $1.0 billion aggregate principal amount of our senior notes to certain of the initial purchasers, who sold such senior notes in the senior notes offering.

The senior notes are governed by an indenture and supplemental indenture (collectively, the indenture) between us and Deutsche Bank Trust Company Americas, as trustee. The indenture contains certain covenants, including limitations on our and certain of our subsidiaries’ ability to incur liens or engage in sale-leaseback transactions. The indenture also contains restrictions on our ability to consolidate, merge or sell substantially all of our assets. In addition, the indenture contains other customary terms, including certain events of default, upon the occurrence of which the senior notes may be declared immediately due and payable.

Pursuant to the indenture, we are able to redeem the senior notes, in whole or in part, at any time by paying a “make whole” premium, plus accrued and unpaid interest to, but excluding, the date of redemption. Pursuant to our tax matters agreement with Pfizer, we will not be permitted to redeem the 2023 notes pursuant to this optional redemption provision, except under limited circumstances. Upon the occurrence of a change of control of us and a downgrade of the senior notes below an investment grade rating by each of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, we are, in certain circumstances, required to make an offer to purchase each of the senior notes at a price equal to 101% of the aggregate principal amount of the senior notes together with accrued and unpaid interest to, but excluding, the date of repurchase.

The components of our long-term debt follow:

(MILLIONS OF DOLLARS)	June 30, 2013	December 31, 2012
Allocated long-term debt	$—	$509
1.150% Senior Notes due 2016	400	—
1.875% Senior Notes due 2018	750	—
3.250% Senior Notes due 2023	1,350	—
4.700% Senior Notes due 2043	1,150	—

	3,650	509
Unamortized debt discount	(10)	—

Long-term debt / Allocated long-term debt	$3,640	$509

As of June 30, 2013, the fair value of our senior notes was $3,462 million and has been determined using a third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and Zoetis’s credit rating (Level 2 inputs). At December 31, 2012, the fair value of our allocated long-term debt was $732 million, and has been determined using a third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and Pfizer’s credit rating (Level 2 inputs). See Note 4B. Significant Accounting Policies: Fair Value. The fair value of the allocated long-term debt as of December 31, 2012 does not purport to reflect the fair value that might have been determined if Zoetis had operated as a standalone public company for the periods presented or if we had used Zoetis’s credit rating in the calculation.

The principal amount of long-term debt outstanding as of June 30, 2013 matures in the following years:

(MILLIONS OF DOLLARS)	2014	2015	2016	2017	2018	After 2018	Total
Maturities	$—	$—	$400	$—	$750	$2,500	$3,650

E. Derivative Financial Instruments

Foreign Exchange Risk

A significant portion of our revenues, earnings and net investment in foreign affiliates is exposed to changes in foreign exchange rates. Prior to the IPO, as a business unit of Pfizer and under Pfizer’s global cash management system, our foreign exchange risk was managed through Pfizer. Following the Separation, we seek to manage our foreign exchange risk, in part, through operational means, including managing same-currency revenues in relation to same-currency costs and same-currency assets in relation to same-currency liabilities. Depending on market conditions, foreign exchange risk is also managed through the use of derivative financial instruments. These financial instruments serve to protect net income against the impact of the translation into U.S. dollars of certain foreign exchange-denominated transactions. As of June 30, 2013, the aggregate notional amount of foreign exchange derivative financial instruments offsetting foreign currency exposures was $1.3 billion. The derivative financial instruments primarily offset exposures in the euro, the Brazilian real and the Australian dollar. The vast majority of the foreign exchange derivative financial instruments mature within 60 days and all mature within 180 days.

All derivative contracts used to manage foreign currency risk are measured at fair value and are reported as assets or liabilities on the condensed consolidated balance sheet. The company has not designated the foreign currency forward-exchange contracts as hedging instruments. We recognize the gains and losses on forward-exchange contracts that are used to offset the same foreign currency assets or liabilities immediately into earnings along with the earnings impact of the items they generally offset. These contracts essentially take the opposite currency position of that reflected in the month-end balance sheet to counterbalance the effect of any currency movement.

Fair Value of Derivative Instruments

The location and fair values of derivative instruments not designated as hedging instruments at June 30, 2013 are as follows:

(MILLIONS OF DOLLARS)	Balance Sheet Location	Fair Value of Derivatives
Foreign currency forward-exchange contracts	Other current assets	$4
Foreign currency forward-exchange contracts	Other current liabilities	(1)

Total foreign currency forward-exchange contracts		$3

We use a market approach in valuing financial instruments on a recurring basis. Our derivative financial instruments measured at fair value on a recurring basis use Level 2 inputs in the calculation of fair value. See Note 4B. Significant Accounting Policies: Fair Value.

The net gains incurred on foreign currency forward-exchange contracts not designated as hedging instruments were $10 million and $19 million for the three and six months ended June 30, 2013, respectively, and are recorded in Other (income)/deductions—net.

9.	Financial Instruments

The combined balance sheets include the financial assets and liabilities that are directly attributable to the animal health operations of Pfizer, except that the combined balance sheets also include an allocation of long-term debt from Pfizer, see Note 2. Basis of Presentation.

A. Financial Assets and Liabilities

As of December 31, 2012 and 2011, financial assets and liabilities consist primarily of cash and cash equivalents, accounts receivable, accounts payable, current portion of allocated long-term debt and allocated long-term debt.

The recorded amounts for cash and cash equivalents, accounts receivable and accounts payable approximate fair value because of the short-term nature of these instruments. For an estimate of the fair value of our long-term debt, see Note 9D. Financial Instruments—Allocated Long-Term Debt.

B. Accounts Receivable

As of December 31, 2012 and 2011, Accounts receivable, less allowance for doubtful accounts, of $900 million and $871 million, respectively, includes approximately $43 million and $48 million of other receivables, such as trade notes receivable and royalty receivables, among others.

C. Credit Facility

In December 2012, we entered into a revolving credit agreement with a syndicate of banks providing for a five-year $1.0 billion senior unsecured revolving credit facility (the credit facility). The credit facility contains a financial covenant requiring us to not exceed a maximum total leverage ratio of 4.35:1 for fiscal year 2013, 3.95:1 for fiscal year 2014, 3.50:1 for fiscal year 2015 and 3.00:1 thereafter. In addition, the credit facility contains other customary covenants. Subject to certain conditions, we have the right to increase the credit facility to up to $1.5 billion. The credit facility became available for borrowings upon the completion of the IPO, and there are currently no borrowings under credit facility.

D. Allocated Long-Term Debt

Long-term debt, including the current portion, as of December 31, 2012 and 2011 of $582 million and $575 million, respectively, represents an allocation of Pfizer debt that was issued to partially finance the acquisition of Wyeth (including FDAH) and that has been allocated on a pro-rata basis using the deemed acquisition cost of FDAH as a percentage of the total acquisition cost of Wyeth. The allocated long-term debt has a weighted average interest rate of approximately 5.7% for both December 31, 2012 and 2011. On December 31, 2011, one of the allocated debt instruments was called by Pfizer.

The allocated long-term debt is carried at historical proceeds and is adjusted for any gains or losses associated with changes in interest rates since Pfizer holds derivative financial instruments designated and qualifying as fair value hedging instruments for interest rate risk.

As of December 31, 2012 and 2011, the fair value of the allocated long-term debt is $732 million and $690 million, respectively. The fair value of the allocated long-term debt is determined using a third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and Pfizer’s credit rating. The fair value of the allocated long-term debt does not purport to reflect the fair value that might have been determined if Zoetis had operated as a standalone public company for the periods presented or if we had used Zoetis’s credit rating in the calculation.

The annual maturity of the allocated long-term debt outstanding as of December 31, 2012 follows:

(MILLIONS OF DOLLARS)	2013	2014	2015	2016	2017	After 2017	Total
Maturities	$73	$—	$92	$79	$—	$338	$582

For a description of certain debt issued in January 2013, see Note 19A. Subsequent Events—Senior Notes Offering and Asset Transfer.

Inventories	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Inventory Disclosure [Abstract]
Inventories
10.	Inventories

The components of inventory follow:

(MILLIONS OF DOLLARS)	June 30, 2013	December 31, 2012
Finished goods	$844	$799
Work-in-process	227	332
Raw materials and supplies	186	214

Inventories	$1,257	$1,345

10.	Inventories

The combined balance sheets include all of the inventory directly attributable to the animal health operations of Pfizer.

The components of inventory follow:

	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Finished goods(a)	$799	$608
Work-in-process	332	284
Raw materials and supplies	214	171

Inventories	$1,345	$1,063

(a)	Increase in 2012 is due primarily to production increases as a result of increased demand, achieving higher targeted inventory levels for certain products and changes in our supply points.

Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property Plant And Equipment [Abstract]
Property, Plant and Equipment
11.	Property, Plant and Equipment

The combined balance sheets include the property, plant and equipment specifically identifiable with the animal health operations of Pfizer. The combined statements of income include all of the depreciation and amortization charges deemed attributable to the animal health operations.

The components of property, plant and equipment follow:

	Useful Lives (Years)	As of December 31,
(MILLIONS OF DOLLARS)		2012	2011
Land	—	$35	$31
Buildings	33 1/3 - 50	860	822
Machinery and equipment	8 - 20	1,071	1,021
Furniture, fixtures and other	3 - 12 1/2	127	124
Construction-in-progress	—	159	151

		2,252	2,149
Less: Accumulated depreciation		1,011	906

Property, plant and equipment		$1,241	$1,243

Depreciation expense was $133 million in 2012, $135 million in 2011 and $127 million in 2010.

Goodwill and Other Intangible Assets	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangible Assets
11.	Goodwill and Other Intangible Assets

A. Goodwill

The components of and changes in the carrying amount of goodwill follow:

(MILLIONS OF DOLLARS)	U.S.	EuAfME	CLAR	APAC	Total
Balance, December 31, 2012	$502	$157	$163	$163	$985
Other(a)	(2)	(1)	—	—	(3)

Balance, June 30, 2013	$500	$156	$163	$163	$982

(a)	Primarily reflects adjustments for foreign currency translation.

The gross goodwill balance was $1,518 million as of June 30, 2013 and $1,521 million as of December 31, 2012. Accumulated goodwill impairment losses (generated entirely in fiscal 2002) were $536 million as of June 30, 2013 and December 31, 2012.

B. Other Intangible Assets

The components of identifiable intangible assets follow:

	As of June 30, 2013			As of December 31, 2012
(MILLIONS OF DOLLARS)	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, Less Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, Less Accumulated Amortization
Finite-lived intangible assets:
Developed technology rights	$764	$(196)	$568	$762	$(173)	$589
Brands	216	(94)	122	216	(88)	128
Trademarks and trade names	53	(36)	17	54	(36)	18
Other	121	(115)	6	122	(115)	7

Total finite-lived intangible assets	1,154	(441)	713	1,154	(412)	742
Indefinite-lived intangible assets:
Brands	39	—	39	39	—	39
Trademarks and trade names	67	—	67	67	—	67
In-process research and development	15	—	15	20	—	20

Total indefinite-lived intangible assets	121	—	121	126	—	126

Identifiable intangible assets	$1,275	$(441)	$834	$1,280	$(412)	$868

C. Amortization

Amortization expense related to acquired intangible assets that contribute to our ability to sell, manufacture, research, market and distribute products, compounds and intellectual property is included in Amortization of intangible assets as it benefits multiple business functions. Amortization expense related to acquired intangible assets that are associated with a single function is included in Cost of sales, Selling, general and administrative expenses or Research and development expenses, as appropriate. Total amortization expense for finite-lived intangible assets was $16 million and $19 million for the three months ended June 30, 2013 and July 1, 2012, respectively, and $31 million and $35 million for the six months ended June 30, 2013 and July 1, 2012, respectively.

12.	Goodwill and Other Intangible Assets

The combined balance sheets include all of the goodwill and other intangible assets directly attributable to the animal health operations of Pfizer. The combined statements of income include all of the amortization expense and impairment charges associated with these intangible assets.

A. Goodwill

The components and changes in the carrying amount of goodwill follow:

(MILLIONS OF DOLLARS)	U.S.	EuAfME	CLAR	APAC	Total
Balance, December 31, 2010	$476	$148	$155	$155	$934
Additions(a)	28	9	9	9	55

Balance, December 31, 2011	504	157	164	164	989
Other(b)	(2)	—	(1)	(1)	(4)

Balance, December 31, 2012	$502	$157	$163	$163	$985

(a)

Primarily reflects the acquisition of KAH and the formation of Jilin (see Note 4A. Acquisitions, Divestitures and Certain Investments—Acquisition of King Animal Health and Note 4D. Acquisitions, Divestitures and Certain Investments—Certain Investments).

(b)	Primarily reflects adjustments for foreign currency translation.

The gross goodwill balance was $1.5 billion as of December 31, 2012 and 2011. Accumulated goodwill impairment losses (generated entirely in fiscal 2002) were $536 million as of December 31, 2012 and 2011.

B. Other Intangible Assets

The components of identifiable intangible assets follow:

	As of December 31,
	2012			2011
(MILLIONS OF DOLLARS)	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization
Finite-lived intangible assets:
Developed technology rights	$762	$(173)	$589	$755	$(128)	$627
Brands	216	(88)	128	216	(77)	139
Trademarks and trade names	54	(36)	18	54	(30)	24
Other	122	(115)	7	129	(118)	11

Total finite-lived intangible assets	1,154	(412)	742	1,154	(353)	801
Indefinite-lived intangible assets:
Brands	39	—	39	39	—	39
Trademarks and trade names	67	—	67	67	—	67
In-process research and development	20	—	20	21	—	21

Total indefinite-lived intangible assets	126	—	126	127	—	127

Identifiable intangible assets	$1,280	$(412)	$868	$1,281	$(353)	$928

Developed Technology Rights

Developed technology rights represent the amortized cost associated with developed technology, which has been acquired from third parties and which can include the right to develop, use, market, sell and/or offer for sale the product, compounds and intellectual property that we have acquired with respect to products, compounds and/or processes that have been completed. These assets include technologies related to the care and treatment of cattle, swine, poultry, fish, sheep, dogs, cats and horses.

Brands

Brands represent the amortized or unamortized cost associated with product name recognition, as the products themselves do not receive patent protection. The more significant finite-lived brands are Excenel, Lutalyse and Spirovac and the more significant indefinite-lived brands are the Linco family products and Mastitis.

Trademarks and Tradenames

Trademarks and tradenames represent the amortized or unamortized cost associated with legal trademarks and tradenames. The more significant components of indefinite-lived trademarks and tradenames are indefinite-lived trademarks and tradenames acquired from SmithKlineBeecham. The more significant finite-lived trademarks and tradenames are finite-lived trademarks and tradenames for vaccines acquired from CSL Animal Health.

In-Process Research and Development

IPR&D assets represent research and development assets that have not yet received regulatory approval in a major market. The majority of these IPR&D assets were acquired in connection with our acquisition of FDAH.

IPR&D assets are required to be classified as indefinite-lived assets until the successful completion or abandonment of the associated research and development effort. Accordingly, during the development period after the date of acquisition, these assets will not be amortized until approval is obtained in a major market, typically either the U.S. or the European Union, or in a series of other countries, subject to certain specified conditions and management judgment. At that time, we will determine the useful life of the asset, reclassify the asset out of IPR&D and begin amortization. If the associated research and development effort is abandoned, the related IPR&D assets will be written-off, and we will record an impairment charge.

For IPR&D assets, there can be no certainty that these assets ultimately will yield a successful product.

C. Amortization

The weighted average life of our total finite-lived intangible assets, developed technology rights, and finite-lived brands is approximately 14 years. Total amortization expense for finite-lived intangible assets was $67 million in 2012, $70 million in 2011 and $58 million in 2010.

The annual amortization expense expected for the years 2013 through 2017 is as follows:

(MILLIONS OF DOLLARS)	2013	2014	2015	2016	2017
Amortization expense	$63	$63	$62	$62	$62

D. Impairments

For information about intangible asset impairments, see Note 6. Other (Income)/Deductions––Net.

Benefit Plans	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Compensation And Retirement Disclosure [Abstract]
Benefit Plans
12.	Benefit Plans

Prior to the Separation from Pfizer, employees who met certain eligibility requirements participated in various defined benefit pension plans and postretirement plans administered and sponsored by Pfizer. Effective December 31, 2012, our employees ceased to participate in the Pfizer U.S. qualified defined benefit and U.S. retiree medical plans, and liabilities associated with our employees under these plans were retained by Pfizer. Pfizer is continuing to credit certain employees’ service with Zoetis generally through December 31, 2017 (or termination of employment from Zoetis, if earlier) for certain early retirement benefits with respect to Pfizer’s U.S. defined benefit pension and retiree medical plans. In connection with the employee matters agreement, Zoetis will be responsible for payment of three-fifths of the total cost of the service credit continuation (approximately $38 million) for these plans and Pfizer will fund the remaining two-fifths of the total cost (approximately $25 million). The $25 million capital contribution from Pfizer and corresponding contra-equity account (which will be reduced as the service credit continuation is incurred), is included in Employee benefit plan contribution from Pfizer Inc. in the Condensed Consolidated and Combined Statements of Equity at June 30, 2013. The amount of the service cost continuation payment to be paid by Zoetis to Pfizer was determined and fixed based on an actuarial assessment of the value of the grow-in benefits and will be paid in equal installments over a period of ten years. Pension and postretirement benefit expense associated with the extended service for certain employees in the U.S. plans, totaled approximately $2 million and $4 million for the three and six months ended June 30, 2013, respectively.

Prior to the Separation from Pfizer, employees in the U.S. who met certain eligibility requirements participated in a supplemental (non-qualified) savings plan sponsored by Pfizer. In the second quarter of 2013, Pfizer transferred the supplemental savings plan liability of approximately $14 million, cash of $9 million and a deferred tax asset of $5 million associated with employees transferred to us.

As part of the Separation, certain Separation Adjustments (see Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation) were made to transfer the assets and liabilities of certain international defined benefit pension plans including Austria, France, Germany, Greece, Italy, Mexico, South Africa, Taiwan and Thailand, to Zoetis in the first quarter of 2013, and we assumed the liabilities allocable to employees transferring to us. Prior to the Separation, these benefit plans were accounted for as multi-employer plans. Also, as part of the Separation Adjustments, a benefit plan in Germany was retained by Pfizer. The net obligation of the transferred plans totaled $25 million. At June 30, 2013, the projected benefit obligation and fair value of plan assets of the dedicated international pension plans in the Netherlands, Germany, India and Korea, as well as those plans transferred in the first quarter of 2013, were $64 million and $35 million, respectively. In the second quarter of 2013, a net liability of approximately $16 million was recognized for the pension obligations less the fair value of plan assets associated with additional defined benefit pension plans in certain international locations that will be transferred to us in 2014, in accordance with the applicable local separation agreements.

Pension expense associated with dedicated international pension plans was approximately $1 million and $2 million for the three and six months ended June 30, 2013, respectively. Pension expense associated with international benefit plans accounted for as multi-employer plans was approximately $2 million and $5 million for the three and six months ended June 30, 2013, respectively.

For the second quarter ended June 30, 2013, contributions to the dedicated international benefits plans and the international plans accounted for as multi-employer plans were $1 million and $3 million, respectively. For the six months ended June 30, 2013, contributions to the dedicated international benefits plans and the international plans accounted for as multi-employer plans were $1 million and $5 million, respectively. We expect to contribute approximately $8 million to these plans in 2013.

13.	Benefit Plans

The combined statements of income include all of the benefit plan expenses attributable to the animal health operations of Pfizer, including expenses associated with pension plans, postretirement plans and defined contribution plans. The expenses include allocations of direct expenses, as well as expenses that have been deemed attributable to the animal health operations. The combined balance sheets include the benefit plan assets and liabilities of only those plans that are dedicated to animal health employees. All dedicated benefit plans are pension plans.

A. Pension Plans

Generally, most of our employees were eligible to participate in Pfizer’s pension plans. An employee’s benefits are determined based on a combination of years of service and average earnings, as defined in the specific plans. Participants in Pfizer’s U.S. plans generally vested in benefits after three years of service. Participant vesting in the international plans varies based on the specific plan in each country.

Our employees ceased to participate in the Pfizer U.S. qualified defined benefit pension plan effective December 31, 2012, and liabilities associated with our employees under the plan were retained by Pfizer. Our employees became 100% vested under the plan in their accrued benefits as of December 31, 2012. Pfizer will continue crediting certain employees’ service with us generally through December 31, 2017 (or termination of employment from us, if earlier) for certain early retirement benefits with respect to the defined benefit pension plan. Outside of the U.S., Pfizer intends to transfer to us certain defined benefit plan pension assets and liabilities associated with the employees transferring to us in certain countries as described in the applicable local separation agreements. In certain countries, it is anticipated that liabilities with respect to past service with Pfizer will be retained by Pfizer. For additional information see Note 19D. Subsequent Events—Agreements with Pfizer—Employee matters agreement.

Pension expense, associated with the U.S. and certain significant international locations, totaled approximately $61 million in 2012, $64 million in 2011 and $64 million in 2010.

Below, we have provided additional information about the expenses, assets and liabilities of the pension plans in the Netherlands, Germany, India, and Korea as these plans are dedicated to animal health employees.

Information about these dedicated pension plans is provided in the tables below.

Virtually all of our dedicated pension plan assets are associated with the dedicated pension plan in the Netherlands. The Netherlands plan is financed through an insurance contract for which the insurer is responsible for the investment of the plan assets. The insurance contract covers certain investment and mortality risks in relation to accrued benefits earned in the plan. The assets held in the insurance contract are predominantly fixed income securities. The expected return on assets is determined based on the yields available on those assets. During 2012, the Netherlands manufacturing plant was sold. The active participants in the plan were transferred to the buyer at the time of sale and the plan liability associated with inactive participants remained with the insurance contract. The insurance contract, which is used to finance the plan, was also transferred to the buyer although we remain liable for the proportion of administrative costs that relate to inactive members under the terms of this contract through December 31, 2013. Under the terms of the sale agreement, the buyer is required to terminate the existing insurance contract on or before December 31, 2013. Upon termination of the insurance contract, the liability for benefits associated with this plan will revert in full to the insurance company and Zoetis will have effectively settled the plan liability.

Net Periodic Benefit Costs and Other Costs—Dedicated Plans

The net periodic benefit cost associated with dedicated pension plans recognized in our combined statements of income is approximately $2 million in 2012, $3 million in 2011 and $2 million 2010, the majority of which relate to service cost and interest cost.

The other changes associated with dedicated pension plans recognized in our combined statements of comprehensive income/(loss) are approximately $1 million income in 2012, $5 million income in 2011 and $8 million expense in 2010. These other changes are primarily due to changes in actuarial assumptions.

The amount in Accumulated other comprehensive loss expected to be amortized into 2013 net periodic benefit cost is $0.1 million attributable to the amortization of previously unrecognized actuarial losses.

Actuarial Assumptions––Dedicated Plans

The following table provides the weighted average actuarial assumptions for the dedicated pension plans:

	As of December 31,
(PERCENTAGES)	2012	2011	2010
Weighted average assumptions used to determine benefit obligations:
Discount rate	4.6%	5.8%	5.1%
Rate of compensation increase	5.3%	2.7%	2.7%

Weighted average assumptions used to determine net benefit cost for the year ended December 31:
Discount rate	5.8%	5.1%	6.0%
Expected return on plan assets	3.6%	3.6%	4.0%
Rate of compensation increase	2.7%	2.7%	2.6%

The assumptions above are used to develop the benefit obligations at the end of the year and to develop the net periodic benefit cost for the following year. Therefore, the assumptions used to determine the net periodic benefit cost for each year are established at the end of each previous year, while the assumptions used to determine the benefit obligations are established at each year-end. The net periodic benefit cost and the benefit obligations are based on actuarial assumptions that are reviewed on an annual basis. The assumptions are revised based on an annual evaluation of long-term trends, as well as market conditions that may have an impact on the cost of providing retirement benefits. In 2012, the calculation of the weighted average expected rate of compensation increase used to determine benefit obligations excludes the Netherlands plan as that plan has no active participants at December 31, 2012.

Actuarial and other assumptions for pension plans can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For a description of the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Obligations and Funded Status—Dedicated Plans

An analysis of the changes in our benefit obligations, plan assets and funded status of our dedicated plans follows:

	As of and for the Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011
Change in benefit obligation:
Projected benefit obligation, beginning	$37	$39
Changes in actuarial assumptions and other	2	(5)
Adjustments for foreign currency translation	(1)	2
Other—net	1	1

Benefit obligation, ending	39	37

Change in plan assets:
Fair value of plan assets, beginning	33	31
Actual return on plan assets	2	1
Company contributions	2	2
Adjustments for foreign currency translation	(1)	1
Other—net	(1)	(2)

Fair value of plan assets, ending	35	33

Funded status—Projected benefit obligation in excess of plan assets at end of year(a)	$(4)	$(4)

(a)	Included in Other noncurrent liabilities.

Actuarial gains/losses totaled to an approximate $5 million loss at December 31, 2012 and $6 million loss at December 31, 2011. The actuarial gains and losses primarily represent the cumulative difference between the actuarial assumptions and actual return on plan assets, changes in discount rates and changes in other assumptions used in measuring the benefit obligations. These actuarial gains and losses are recognized in Accumulated other comprehensive income/(loss). Included in the actuarial loss at December 31, 2012 is an approximate $3 million loss associated with the Netherlands plan. The actuarial loss associated with the Netherlands plan will be recognized into net periodic benefit costs in full upon termination of the insurance contract associated with the Netherlands plan on or before December 31, 2013. The remaining losses will be amortized into net periodic benefit costs over an average period of 15.2 years.

Information related to the funded status of selected plans follows:

	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets(a)	$35	$—
Accumulated benefit obligation(a)	38	2
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	35	33
Projected benefit obligation	39	37

(a)	2012 amounts reflect the anticipated settlement of the Netherlands plan liability in fiscal year 2013.

Plan Assets—Dedicated Plans

The components of plan assets follow:

	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Cash and cash equivalents	$1	$1
Equity securities: Equity commingled funds	5	4
Debt securities: Government bonds	28	26
Other investments	1	2

Total(a)	$35	$33

(a)

Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 3D. Significant Accounting Policies—Fair Value). All investment plan assets are valued using Level 2 inputs.

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Specifically, the following methods and assumptions were used to estimate the fair value of our pension assets:

•	Equity commingled funds—observable market prices.

•	Government bonds and other investments—principally observable market prices.

The long-term target asset allocations and the percentage of the fair value of plans assets for dedicated benefit plans follow:

	As of December 31,
	Target allocation percentage

		Percentage of Plan Assets
(PERCENTAGES)	2012	2012	2011
Cash and cash equivalents	0-20%	1.8%	2.7%
Equity securities	0-20%	13.0%	13.3%
Debt securities	65-80%	79.5%	78.2%
Other investments	0-20%	5.7%	5.8%

Total	100%	100.0%	100.0%

The insurer utilizes long-term asset allocation ranges in the management of our Netherlands plans’ invested assets. Long-term return expectations are developed based on the insurer’s investment strategy, which takes into account historical experience, as well as the impact of portfolio diversification, active portfolio management, and the insurer’s view of current and future economic and financial market conditions. As market conditions and other factors change, the insurer may adjust the targets accordingly and actual asset allocations may vary from the target allocations.

The insurer’s long-term asset allocation ranges reflect its asset class return expectations and tolerance for investment risk within the context of the respective plans’ long-term benefit obligations. These ranges are supported by an analysis that incorporates historical and expected returns by asset class, as well as volatilities and correlations across asset classes and our liability profile. This analysis, referred to as an asset-liability analysis, also provides an estimate of expected returns on plan assets, as well as a forecast of potential future asset and liability balances.

The insurer reviews investment performance with Zoetis on a quarterly basis in total, as well as by asset class, relative to one or more benchmarks.

Cash Flows—Dedicated Plans

Our plans are generally funded in amounts that are at least sufficient to meet the minimum requirements set forth in applicable employee benefit laws and local tax and other laws.

We expect to contribute $1 million to our dedicated pension plans in 2013. The benefit payment for 2013 is expected to be approximately $35 million as the majority of this payment is expected to be made in association with the planned settlement of the liability for the Netherlands plan. Zoetis will fund virtually all of the plan settlement using the existing plan assets. The expected benefit payment for each of the next four years is approximately $0.1 million per year, and $0.2 million for each of the following five years. These expected benefit payments reflect the future plan benefits subsequent to 2013 projected to be paid from the plans or from the general assets of Zoetis entities in Germany, India, and Korea under the current actuarial assumptions used for the calculation of the projected benefit obligation and, therefore, actual benefit payments may differ from projected benefit payments.

B. Postretirement Plans

Many of our employees are eligible to participate in postretirement plans sponsored by Pfizer. Postretirement benefit expense, associated with the U.S. and certain significant international locations, totaled approximately $17 million in 2012, $17 million in 2011 and $19 million in 2010.

Our employees ceased to participate in the Pfizer U.S. retiree medical plan effective December 31, 2012, and liabilities allocable to our employees under the plan were retained by Pfizer. Pfizer will continue crediting certain employees’ service with us generally through December 31, 2017 (or termination of employment from us, if earlier) for plan eligibility with respect to the retiree medical plan. For additional information see Note 19D. Subsequent Events—Agreements with Pfizer—Employee matters agreement.

C. Defined Contribution Plans

Our U.S. employees are eligible to participate in Pfizer’s defined contribution plans, whereby employees may contribute a portion of their salaries and bonuses to the plans, which is partially matched by Pfizer, largely in Pfizer stock or Pfizer stock units. The matching contributions in Pfizer stock are sourced through open market purchases. Employees are permitted to subsequently diversify all or any portion of their company matching contribution. Once the contributions have been paid, Pfizer has no further payment obligations. Contribution expense, associated with the U.S. defined contribution plan, totaled approximately $20 million in 2012, $18 million in 2011 and $15 million in 2010.

Earnings per Share	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Earnings Per Share [Abstract]
Earnings per Share
14.	Earnings per Share

The following table presents the calculation of basic and diluted earnings per share:

	Three Months Ended		Six Months Ended
(MILLIONS OF DOLLARS AND SHARES, EXCEPT PER SHARE DATA)	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Numerator
Net income before allocation to noncontrolling interests	$128	$173	$268	$285
Less: net income attributable to noncontrolling interests	—	—	—	1

Net income attributable to Zoetis Inc.	$128	$173	$268	$284

Denominator
Weighted-average common shares outstanding	500.000	500.000	500.000	500.000
Common stock equivalents: stock options and RSUs	0.217	—	0.164	—

Weighted-average common and potential dilutive shares outstanding	500.217	500.000	500.164	500.000

Earnings per share attributable to Zoetis Inc. stockholders—basic	$0.26	$0.35	$0.54	$0.57
Earnings per share attributable to Zoetis Inc. stockholders—diluted	$0.26	$0.35	$0.54	$0.57

14.	Earnings per Share Attributable to Common Shareholders

The weighted average shares outstanding for both basic and diluted earnings per share for all periods presented was calculated using an aggregate of 500 million shares of Class A and Class B common stock outstanding, which was the number of Zoetis Inc. shares outstanding at the time of the IPO. There were no Zoetis restricted stock units, stock options or performance shares outstanding prior to the IPO.

The following table presents the calculation of basic and diluted earnings per share:

	Year Ended December 31,
(IN MILLIONS, EXCEPT PER SHARE DATA)	2012	2011	2010
Numerator
Net income before allocation to noncontrolling interests	$436	$248	$111
Less: Net income attributable to noncontrolling interests	—	3	1

Net income attributable to Zoetis	$436	$245	$110

Denominator
Weighted average shares outstanding—basic and diluted	500	500	500

Earnings per share attributable to Zoetis shareholders—basic and diluted	$0.87	$0.49	$0.22

Share-Based Payments	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Share-Based Payments
13.	Share-Based Payments

A. Zoetis 2013 Equity and Incentive Plan

In January 2013, the Zoetis 2013 Equity and Incentive Plan (Equity Plan) became effective. The principal types of stock-based awards available under the Equity Plan may include, but are not limited to, the following:

•

Stock Options. Stock options represent the right to purchase shares of our common stock within a specified period of time at a specified price. The exercise price for a stock option will be not less than 100% of the fair market value of the common stock on the date of grant. Stock options will have a contractual maximum term of ten years from the date of grant. Stock options granted may include those intended to be “incentive stock options” within the meaning of Section 422 of the Code.

•

Restricted Stock and Restricted Stock Units (RSUs). Restricted stock is a share of our common stock that is subject to a risk of forfeiture or other restrictions that will lapse subject to the recipient’s continued employment, the attainment of performance goals, or both. Restricted stock units represent the right to receive shares of our common stock in the future (or cash determined by reference to the value of our common stock), subject to the recipient’s continued employment, the attainment of performance goals, or both.

•

Performance-Based Awards. Performance awards will require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards vesting or being settled. Performance may be measured over a period of any length specified but not less than one year.

•

Other Equity-Based or Cash-Based Awards. Our Compensation Committee is authorized to grant awards in the form of other equity-based awards or other cash-based awards, as deemed to be consistent with the purposes of the Equity Plan. The maximum value of the aggregate payment to be paid to any participant with respect to cash-based awards under the Equity Plan in respect of an annual performance period will be $10 million.

In order to provide long-term incentives to, and facilitate the retention of, our employees, we granted stock options (or other awards as appropriate with respect to our employees in non-U.S. jurisdictions) and/or restricted stock units under the Equity Plan on January 31, 2013 and February 1, 2013, respectively, to 1,700 of our employees. These awards will vest on the applicable three year anniversary date.

B. Share-Based Compensation Expense

The components of share-based compensation expense follow:

	Three Months Ended		Six Months Ended
(MILLIONS OF DOLLARS)	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Stock option expense	$2	$—	$4	$—
RSU expense	1	—	2	—
Pfizer stock benefit plans—direct	17	6	25	12

Share-based compensation expense—direct	20	6	31	12
Share-based compensation expense—indirect	—	3	—	5

Share-based compensation expense—total	$20	$9	$31	$17

C. Stock Options

Stock options are accounted for using a fair-value-based method at the date of grant in the consolidated statement of income. The values determined through this fair-value-based method generally are amortized on a straight-line basis over the vesting term into Cost of sales, Selling, general and administrative expenses, or Research and development expenses, as appropriate.

Eligible employees may receive Zoetis stock option grants. Zoetis stock options granted vest after three years of continuous service from the grant date and have a contractual term of 10 years.

The fair-value-based method for valuing each Zoetis stock option grant on the grant date uses the Black-Scholes-Merton option-pricing model, which incorporates a number of valuation assumptions noted in the following table, shown at their weighted-average values:

Six Months Ended
June 30, 2013
Expected dividend yield(a)	1.0%
Risk-free interest rate(b)	1.29%
Expected stock price volatility(c)	28.2%
Expected term(d) (years)	6.5

(a)	Determined using a constant dividend yield during the expected term of the Zoetis stock option.
(b)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.
(c)	Determined using implied volatility.
(d)	Determined using expected exercise and post-vesting termination patterns.

The following table provides an analysis of stock option activity for the six months ended June 30, 2013:

	Shares	Weighted-Average Exercise Price Per Share	Weighted-Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value(a) (MILLIONS)
Outstanding, December 31, 2012	—	$—
Granted	2,948,882	26.05
Forfeited	(25,894)	26.00

Outstanding, June 30, 2013	2,922,988	$26.05	9.6	$14

Exercisable, June 30, 2013	—	—	—	—

(a)	Market price of underlying Zoetis common stock less exercise price.

The following table summarizes data related to stock option activity:

(MILLIONS OF DOLLARS, EXCEPT PER STOCK OPTION AMOUNTS)	Six Months Ended/As of
June 30, 2013
Weighted-average grant date fair value per stock option	$7.02
Total compensation cost related to nonvested stock options not yet recognized, pre-tax	$16
Weighted-average period over which stock option compensation is expected to be recognized (years)	2.0

D. Restricted Stock Units (RSUs)

RSUs are accounted for using a fair-value-based method that utilizes the closing price of Zoetis common stock on the date of grant. In general, the units vest after three years of continuous service from the grant date and the values determined using the fair-value-based method are amortized on a straight-line basis over the vesting term into Cost of sales, Selling, general and administrative expenses, or Research and development expenses, as appropriate.

	Shares	Weighted-Average Grant Date Fair Value Per Share
Nonvested, December 31, 2012	—	$—
Granted	808,243	26.13
Forfeited	(7,226)	26.00

Nonvested, June 30, 2013	801,017	$26.13

The follow table provides data related to RSU activity:

Six Months Ended/As of
(MILLIONS OF DOLLARS)	June 30, 2013
Total compensation cost related to nonvested RSU awards not yet recognized, pre-tax	$19
Weighted-average period over which RSU cost is expected to be recognized (years)	2.6

E. Treatment of Outstanding Pfizer Equity Awards

Following the IPO, the equity awards previously granted to our employees by Pfizer continued to vest, and service with Zoetis counted as service with Pfizer for all purposes. On June 24, 2013, Pfizer completed the exchange offer whereby it disposed of all of the shares of common stock of Zoetis owned by Pfizer. Pfizer accelerated the vesting of, and in some cases the settlement of, on a pro-rated basis, outstanding Pfizer RSUs, Total Shareholder Return Units (TSRUs) and Performance Share Awards (PSAs), subject, in each case, to the requirements of Section 409A of the U.S. Internal Revenue Code, the terms of the 2004 Pfizer Stock Plan and the applicable award agreements and any outstanding deferral elections. In addition, unvested Pfizer stock options accelerated in full and, employees generally have the ability to exercise the stock options until the earlier of (i) June 23, 2016 (three years from Pfizer’s completion of the exchange offer), (ii) termination of employee from Zoetis, or (iii) the expiration date of the stock option. Stock options held by employees who were retirement eligible as of June 24, 2013 will have the full term of the stock option to exercise.

The accelerated vesting of the outstanding Pfizer stock options, and the settlement, on a pro-rata basis, of other Pfizer equity awards, resulted in the recognition of additional expense for the three and six months ended June 30, 2013 of $9 million and is included in stock-based compensation. The unvested portion of Pfizer RSUs, TSRUs and PSAs were forfeited as of the completion of the exchange offer. Zoetis will make a cash payment of approximately $20 million in the third quarter of 2013, to certain non-executive Zoetis employees, based on the value of the employees’ forfeited Pfizer RSUs, TSRUs and PSAs (as applicable). This amount was accrued as of June 30, 2013 and is included in the condensed consolidated statements of income as additional compensation expense for the three and six months ended June 30, 2013. Members of the Zoetis Executive Team will not receive a cash payment, but will instead be granted Zoetis RSUs in the third quarter of 2013, subject to vesting, equivalent in value to the value of the member’s forfeited Pfizer RSUs, TSRUs and PSAs.

15.	Share-Based Payments

Our compensation programs include grants under Pfizer’s share-based payment programs. The combined statements of income include all of the share-based payment expenses directly attributable to the animal health operations of Pfizer. The expenses include allocations of direct expenses as well as expenses that have been deemed attributable to the animal health operations.

Compensation programs can include share-based payments under various Pfizer employee stock and incentive plans. The primary share-based compensation programs and their general terms and conditions are as follows:

•

Stock options, which when vested, entitle the holder to purchase a specified number of shares of Pfizer common stock at a price per share equal to the market price of Pfizer common stock on the date of grant.

•

Restricted Stock Units (RSUs), which when vested, entitle the holder to receive a specified number of shares of Pfizer common stock, including shares resulting from dividend equivalents paid on such RSUs.

•

Total Shareholder Return Units (TSRUs), which when vested, entitle the holder to receive, two or four years after the end of the three-year vesting term, a number of shares of Pfizer common stock with a value equal to the difference between the defined settlement price and the closing price of Pfizer common stock on the date of grant, plus accumulated dividend equivalents through the payment date, if and to the extent the total value is positive.

•

Performance Share Awards (PSAs), which when vested, entitle the holder to receive a number of shares of Pfizer common stock, within a range of shares from zero to a specified maximum. Dividend equivalents accumulate on PSAs and are paid at the end of the vesting term in respect of any shares that are paid.

Many of our employees currently participate in certain Pfizer equity award plans. Upon any Distribution, Pfizer will accelerate the vesting of, or in some cases the settlement of, on a pro rata basis, certain of the outstanding Pfizer equity awards, which will result in the recognition of additional expense.

In January 2013, Zoetis’s Board of Directors approved the 2013 Equity and Incentive Plan. See Note 19E. Subsequent Events—Zoetis 2013 Equity and Incentive Plan for a description of this plan.

A. Impact on Net Income

The components of share-based compensation expense and the associated tax benefit follow:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Stock option expense	$13	$8	$7
RSU expense	12	10	8
TSRU/PSA expense	3	1	1

Share-based compensation expense—direct	28	19	16
Share-based compensation expense—allocated	5	6	6

Share-based compensation expense—total	33	25	22
Tax benefit for share-based compensation expense	(10)	(6)	(7)

Share-based compensation expense, net of tax	$23	$19	$15

B. Stock Options

Stock options are accounted for using a fair-value-based method at the date of grant in the combined statements of income. The values determined through this fair-value-based method generally are amortized on a straight-line basis over the vesting term into Cost of sales, Selling, general and administrative expenses, and Research and development expenses, as appropriate.

All eligible employees may receive Pfizer stock option grants. In virtually all instances, Pfizer stock options vest after three years of continuous service from the grant date and have a contractual term of 10 years. In most cases, Pfizer stock options must be held for at least one year from the grant date before any vesting may occur. In the event of a sale or restructuring, Pfizer stock options held by employees are immediately vested and are exercisable for a period from three months to their remaining term, depending on various conditions.

The fair-value-based method for valuing each Pfizer stock option grant on the grant date uses, for virtually all grants, the Black-Scholes-Merton option-pricing model, which incorporates a number of valuation assumptions noted in the following table, shown at their weighted average values:

	Year Ended December 31,
	2012	2011	2010
Expected dividend yield(a)	4.10%	4.14%	4.00%
Risk-free interest rate(b)	1.28%	2.59%	2.87%
Expected stock price volatility(c)	23.78%	25.55%	26.85%
Expected term(d) (years)	6.5	6.25	6.25

(a)	Determined using a constant dividend yield during the expected term of the Pfizer stock option.
(b)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.
(c)	Determined using implied volatility, after consideration of historical volatility for Pfizer stock.
(d)	Determined using historical exercise and post-vesting termination patterns.

The Pfizer stock option activity for direct Zoetis employees under Pfizer plans follows:

	Shares (THOUSANDS)	Weighted-average Exercise Price Per Share	Weighted-average Remaining Contractual Term (YEARS)	Aggregate Intrinsic Value(a) (MILLIONS)
Outstanding, December 31, 2009	15,682	$28.47
Granted	2,723	17.61
Exercised	—	—
Forfeited	(6)	17.47
Canceled	(620)	32.39

Outstanding, December 31, 2010	17,779	26.67
Granted	3,196	18.97
Exercised	—	—
Forfeited	(11)	18.90
Canceled	(1,347)	41.60

Outstanding, December 31, 2011	19,617	24.40
Transferred(b)	2,481	24.40
Granted	4,023	21.07
Exercised	(1,382)	14.94
Forfeited	(5)	21.03
Canceled	(1,762)	36.66

Outstanding, December 31, 2012	22,972	$23.44	5.4	$80
Vested and expected to vest(c), December 31, 2012	22,440	$23.54	5.3	$77
Exercisable, December 31, 2012	12,329	$26.83	3.0	$19

(a)	Market price of underlying Pfizer common stock less exercise price.
(b)	Represents stock options outstanding as of December 31, 2011 for certain Pfizer employees transferred to Zoetis in 2012.
(c)	The number of options expected to vest takes into account an estimate of expected forfeitures.

Data related to Pfizer stock option activity for direct Zoetis employees under Pfizer plans follows:

	Year Ended/As of December 31,
(MILLIONS OF DOLLARS, EXCEPT PER STOCK OPTION AMOUNTS)	2012	2011	2010
Weighted average grant date fair value per stock option	$2.80	$3.15	$3.24
Aggregate intrinsic value on exercise	$11	$—	$—
Cash received upon exercise	$21	$—	$—
Tax benefits realized related to exercise	$6	$—	$—
Total compensation cost related to nonvested stock options not yet recognized, pretax	$8	$9	$8
Weighted average period in years over which stock option compensation cost is expected to be recognized	1.8	1.8	1.8

C. Restricted Stock Units (RSUs)

RSUs are accounted for using a fair-value-based method that utilizes the closing price of Pfizer common stock on the date of grant. In virtually all instances, the units vest after three years of continuous service from the grant date and the values determined using the fair-value-based method are amortized on a straight-line basis over the vesting term into Cost of sales, Selling, general and administrative expenses, and Research and development expenses, as appropriate.

The RSU activity for direct Zoetis employees under Pfizer plans follows:

	Shares (THOUSANDS)	Weighted- Average Grant Date Fair Value Per Share
Nonvested, December 31, 2009	1,486	$20.53
Granted	599	17.53
Vested	(489)	25.86
Reinvested dividend equivalents	61	17.92
Forfeited	(1)	18.42

Nonvested, December 31, 2010	1,656	17.79
Granted	699	18.83
Vested	(508)	22.91
Reinvested dividend equivalents	75	18.44
Forfeited	(1)	16.59

Nonvested, December 31, 2011	1,921	16.78
Transferred(a)	338	16.78
Granted	907	21.08
Vested	(733)	13.55
Reinvested dividend equivalents	91	22.81
Forfeited	(5)	20.55

Nonvested, December 31, 2012	2,519	$19.34

(a)	Represents nonvested restricted stock units as of December 31, 2011 for certain Pfizer employees transferred to Zoetis in 2012.

Data related to all RSU activity for direct Zoetis employees under Pfizer plans follows:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Total grant date fair-value-based amount of shares vested	$16	$12	$13
Total compensation cost related to nonvested RSU awards not yet recognized, pretax	$13	$12	$8
Weighted average period over which RSU cost is expected to be recognized (years)	1.9	1.9	1.9

Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies
15.	Commitments and Contingencies

We and certain of our subsidiaries are subject to numerous contingencies arising in the ordinary course of business. For a discussion of our tax contingencies, see Note 7. Income Taxes.

A. Legal Proceedings

Our non-tax contingencies include, among others, the following:

•	Product liability and other product-related litigation, which can include injury, consumer, off-label promotion, antitrust and breach of contract claims.

•	Commercial and other matters, which can include product-pricing claims and environmental claims and proceedings.

•	Patent litigation, which typically involves challenges to the coverage and/or validity of our patents or those of third parties on various products or processes.

•	Government investigations, which can involve regulation by national, state and local government agencies in the U.S. and in other countries.

Certain of these contingencies could result in losses, including damages, fines and/or civil penalties, and/or criminal charges, which could be substantial.

We believe that we have strong defenses in these types of matters, but litigation is inherently unpredictable and excessive verdicts do occur. We do not believe that any of these matters will have a material adverse effect on our financial position. However, we could incur judgments, enter into settlements or revise our expectations regarding the outcome of certain matters, and such developments could have a material adverse effect on our results of operations or cash flows in the period in which the amounts are paid.

We have accrued for losses that are both probable and reasonably estimable. Substantially all of these contingencies are subject to significant uncertainties and, therefore, determining the likelihood of a loss and/or the measurement of any loss can be complex. Consequently, we are unable to estimate the range of reasonably possible loss in excess of amounts accrued. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but the assessment process relies heavily on estimates and assumptions that may prove to be incomplete or inaccurate, and unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions.

Amounts recorded for legal and environmental contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions.

The principal matters to which we are a party are discussed below. In determining whether a pending matter is significant for financial reporting and disclosure purposes, we consider both quantitative and qualitative factors in order to assess materiality, such as, among other things, the amount of damages and the nature of any other relief sought in the proceeding, if such damages and other relief are specified; our view of the merits of the claims and of the strength of our defenses; whether the action purports to be a class action and our view of the likelihood that a class will be certified by the court; the jurisdiction in which the proceeding is pending; any experience that we or, to our knowledge, other companies have had in similar proceedings; whether disclosure of the action would be important to a reader of our financial statements, including whether disclosure might change a reader’s judgment about our financial statements in light of all of the information about the company that is available to the reader; the potential impact of the proceeding on our reputation; and the extent of public interest in the matter. In addition, with respect to patent matters, we consider, among other things, the financial significance of the product protected by the patent.

Roxarsone®(3-Nitro)

We are defendants in nine actions involving approximately 140 plaintiffs that allege that the distribution of the medicated feed additive Roxarsone allegedly caused various diseases in the plaintiffs, including cancers and neurological diseases. Other defendants, including various poultry companies, are also named in these lawsuits. Compensatory and punitive damages are sought in unspecified amounts.

In September 2006, the Circuit Court of Washington County returned a defense verdict in one of the lawsuits, Mary Green, et al. v. Alpharma, Inc. et al. In 2008, this verdict was appealed and affirmed by the Arkansas Supreme Court. Certain summary judgments favoring the poultry company co-defendants in Mary Green, et al. v. Alpharma, Inc. et al. were reversed by the Arkansas Supreme Court in 2008. These claims were retried in 2009 and that trial also resulted in a defense verdict, which was affirmed by the Arkansas Supreme Court in April 2011. In October 2012, we entered into an agreement to resolve these cases. The resolution is subject to the execution of full releases or dismissals with prejudice by all of the claimants or our waiver of these requirements. The trial schedule has been suspended pending the outcome of the proposed settlement.

In June 2011, we announced that we would suspend sales in the U.S. of Roxarsone (3-Nitro) in response to a request by the U.S. FDA and subsequently stopped sales in several international markets.

Following our decision to suspend sales of Roxarsone (3-Nitro) in June 2011, Zhejiang Rongyao Chemical Co., Ltd., the supplier of certain materials used in the production of Roxarsone (3-Nitro), filed a lawsuit in the U.S. District Court for the District of New Jersey alleging that we are liable for damages it suffered as a result of the decision to suspend sales.

PregSure®

We have received in total approximately 80 claims in Europe and New Zealand seeking damages related to calves claimed to have died of Bovine Neonatal Pancytopenia (BNP) on farms where PregSure BVD, a vaccine against Bovine Virus Diarrhea (BVD) was used. BNP is a rare syndrome that first emerged in cattle in Europe in 2006. Studies of BNP suggest a potential association between the administration of PregSure and the development of BNP, although no causal connection has been established. The cause of BNP is not known.

In 2010, we voluntarily stopped sales of PregSure BVD in Europe, and recalled the product at wholesalers while investigations into possible causes of BNP continue. In 2011, after incidences of BNP were reported in New Zealand, we voluntarily withdrew the marketing authorization for PregSure throughout the world.

We have settled approximately 20 of these claims for amounts that are not material individually or in the aggregate. Investigations into possible causes of BNP continue and these settlements may not be representative of any future claims resolutions.

Advocin

On January 30, 2012, Bayer filed a complaint against Pfizer alleging infringement and inducement of infringement of Bayer patent US 5,756,506 covering, among other things, a process for treating bovine respiratory disease (BRD) by administering a single high dose of fluoroquinolone. The complaint was filed after Pfizer’s product Advocin® was approved as a single dose treatment of BRD, in addition to its previous approval as a multi-dose treatment of BRD. Bayer seeks a permanent injunction, damages and a recovery of attorney’s fees, and has demanded a jury trial. Discovery has now concluded. We have filed motions for summary judgment of non-infringement and invalidity of the Bayer patent, which are currently pending before the Court.

Ulianopolis, Brazil

In February 2012, the Municipality of Ulianopolis (State of Para, Brazil) filed a complaint against Fort Dodge Saúde Animal Ltda. (FDSAL) and five other large companies alleging that waste sent to a local waste incineration facility for destruction, but that was not ultimately destroyed as the facility lost its operating permit, caused environmental impacts requiring cleanup.

The Municipality is seeking recovery of cleanup costs purportedly related to FDSAL’s share of all waste accumulated at the incineration facility awaiting destruction, and compensatory damages to be allocated among the six defendants. We believe we have strong arguments against the claim, including defense strategies against any claim of joint and several liability.

At the request of the Municipal prosecutor, in April 2012, the lawsuit was suspended for one year. Since that time, the prosecutor has initiated investigations into the Municipality’s actions in the matter as well as the efforts undertaken by the six defendants to remove and dispose of their individual waste from the incineration facility.

In early August 2013, new labor claims were filed against FDSAL as well as 57 other companies. These claims were filed by 30 employees of the local waste incineration facility that was used by FDSAL and the 57 other companies. The employees of the incineration facility allege health injuries in connection with their employment at the waste site. Based on legal precedent, it is possible that FDSAL may be considered a liable party. Due to the fact that we are in the early stages of discovery, the amount of a potential loss, if any, cannot be reasonably estimated. Counsel has advised that the likelihood of Zoetis being considered severally liable is remote.

Other Matters

The European Commission published a decision on alleged competition law infringements by several human health pharmaceutical companies on June 19, 2013. One of the involved legal entities is Zoetis Products LLC, formerly having the name Alpharma Inc. Zoetis Products LLC’s involvement is solely related to its human health activities prior to Pfizer’s acquisition of King/Alpharma. The fine imposed on Zoetis Products LLC amounts to Euro 11 million (approximately $14 million). Under the Global Separation Agreement between Pfizer and Zoetis, Pfizer is obligated to indemnify Zoetis for any liabilities arising out of claims not related to its animal health assets. A liability of $14 million is included in Other current liabilities and a corresponding receivable from Pfizer of $14 million is included in Other current assets as of June 30, 2013. We are in the process of preparing an appeal of the decision which is due September 6, 2013.

B. Guarantees and Indemnifications

In the ordinary course of business and in connection with the sale of assets and businesses, we indemnify our counterparties against certain liabilities that may arise in connection with the transaction or related to activities prior to the transaction. These indemnifications typically pertain to environmental, tax, employee and/or product-related matters and patent-infringement claims. If the indemnified party were to make a successful claim pursuant to the terms of the indemnification, we would be required to reimburse the loss. These indemnifications are generally subject to threshold amounts, specified claim periods and other restrictions and limitations. Historically, we have not paid significant amounts under these provisions and, as of June 30, 2013, recorded amounts for the estimated fair value of these indemnifications are not significant.

16.	Commitments and Contingencies

We and certain of our subsidiaries are subject to contingencies arising in the ordinary course of business. For a discussion of our tax contingencies, see Note 7C. Tax Matters—Tax Contingencies.

A. Legal Proceedings

Our non-tax contingencies include, among others, the following:

•	Product liability and other product-related litigation, which can include injury, consumer, off-label promotion, antitrust and breach of contract claims.

•	Commercial and other matters, which can include product-pricing claims and environmental claims and proceedings.

•	Patent litigation, which typically involves challenges to the coverage and/or validity of our patents or those of third parties on various products or processes.

•	Government investigations, which can involve regulation by national, state and local government agencies in the U.S. and in other countries.

Certain of these contingencies could result in losses, including damages, fines and/or civil penalties, and/or criminal charges, which could be substantial.

We believe that we have strong defenses in these types of matters, but litigation is inherently unpredictable and excessive verdicts do occur. We do not believe that any of these matters will have a material adverse effect on our financial position. However, we could incur judgments, enter into settlements or revise our expectations regarding the outcome of certain matters, and such developments could have a material adverse effect on our results of operations or cash flows in the period in which the amounts are paid.

We have accrued for losses that are both probable and reasonably estimable. Substantially all of these contingencies are subject to significant uncertainties and, therefore, determining the likelihood of a loss and/or the measurement of any loss can be complex. Consequently, we are unable to estimate the range of reasonably possible loss in excess of amounts accrued. Our assessments are based on estimates and assumptions that have been deemed reasonable by management, but the assessment process relies heavily on estimates and assumptions that may prove to be incomplete or inaccurate, and unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions.

Amounts recorded for legal and environmental contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

The principal matters to which we are a party are discussed below. In determining whether a pending matter is significant for financial reporting and disclosure purposes, we consider both quantitative and qualitative factors in order to assess materiality, such as, among other things, the amount of damages and the nature of any other relief sought in the proceeding, if such damages and other relief are specified; our view of the merits of the claims and of the strength of our defenses; whether the action purports to be a class action and our view of the likelihood that a class will be certified by the court; the jurisdiction in which the proceeding is pending; any experience that we or, to our knowledge, other companies have had in similar proceedings; whether disclosure of the action would be important to a reader of our financial statements, including whether disclosure might change a reader’s judgment about our financial statements in light of all of the information about the company that is available to the reader; the potential impact of the proceeding on our reputation; and the extent of public interest in the matter. In addition, with respect to patent matters, we consider, among other things, the financial significance of the product protected by the patent.

Roxarsone®(3-Nitro)

We are defendants in nine actions involving approximately 140 plaintiffs that allege that the distribution of the medicated feed additive Roxarsone allegedly caused various diseases in the plaintiffs, including cancers and neurological diseases. Other defendants, including various poultry companies, are also named in these lawsuits. Compensatory and punitive damages are sought in unspecified amounts.

In September 2006, the Circuit Court of Washington County returned a defense verdict in one of the lawsuits, Mary Green, et al. v. Alpharma, Inc. et al. In 2008, this verdict was appealed and affirmed by the Arkansas Supreme Court. Certain summary judgments favoring the poultry company co-defendants in Mary Green, et al. v. Alpharma, Inc. et al. were reversed by the Arkansas Supreme Court in 2008. These claims were retried in 2009 and that trial also resulted in a defense verdict, which was affirmed by the Arkansas Supreme Court in April 2011. In October 2012, we entered into an agreement to resolve these cases. The resolution is subject to the execution of full releases or dismissals with prejudice by all of the claimants or our waiver of these requirements. The trial schedule has been suspended pending the outcome of the proposed settlement.

In June 2011, we announced that we would suspend sales in the U.S. of Roxarsone (3-Nitro) in response to a request by the U.S. FDA and subsequently stopped sales in several international markets.

Following our decision to suspend sales of Roxarsone (3-Nitro) in June 2011, Zhejiang Rongyao Chemical Co., Ltd., the supplier of certain materials used in the production of Roxarsone (3-Nitro), filed a lawsuit in the U.S. District Court for the District of New Jersey alleging that we are liable for damages it suffered as a result of the decision to suspend sales.

In September 2012, we were named as defendants in a purported class action in the Circuit Court of Arkansas County, Arkansas. The lawsuit alleges that the distribution of medicated feed additives, including Roxarsone, caused chickens to produce manure that contains an arsenical compound, which, when used as agricultural fertilizer by rice farmers, degrades into inorganic arsenic and allegedly caused contamination of rice produced by Arkansas farmers. Other defendants, including various poultry companies, are also named in these lawsuits. Compensatory damages, punitive damages, and attorney fees are sought in an unspecified amount. On March 4, 2013, plaintiffs filed a motion to dismiss the class action without prejudice. On March 7, 2013, the Court granted plaintiffs’ motion and entered an order dismissing the case without prejudice.

PregSure®

We have received in total approximately 80 claims in Europe and New Zealand seeking damages related to calves claimed to have died of Bovine Neonatal Pancytopenia (BNP) on farms where PregSure BVD, a vaccine against Bovine Virus Diarrhea (BVD) was used. BNP is a rare syndrome that first emerged in cattle in Europe in 2006. Studies of BNP suggest a potential association between the administration of PregSure and the development of BNP, although no causal connection has been established. The cause of BNP is not known.

In 2010, we voluntarily stopped sales of PregSure BVD in Europe, and recalled the product at wholesalers while investigations into possible causes of BNP continue. In 2011, after incidences of BNP were reported in New Zealand, we voluntarily withdrew the marketing authorization for PregSure throughout the world.

We have settled approximately 20 of these claims for amounts that are not material individually or in the aggregate. Investigations into possible causes of BNP continue and these settlements may not be representative of any future claims resolutions.

Advocin

On January 30, 2012, Bayer filed a complaint against Pfizer alleging infringement and inducement of infringement of Bayer patent US 5,756,506 covering, among other things, a process for treating bovine respiratory disease (BRD) by administering a single high dose of fluoroquinolone. The complaint was filed after Pfizer’s product Advocin® was approved as a single dose treatment of BRD, in addition to its previous approval as a multi-dose treatment of BRD. Bayer seeks a permanent injunction, damages and a recovery of attorney’s fees, and has demanded a jury trial. Discovery has now concluded. We have filed motions for summary judgment of non-infringement and invalidity of the Bayer patent, which are currently pending before the Court.

Ulianopolis, Brazil

In February 2012, the Municipality of Ulianopolis (State of Para, Brazil) filed a complaint against Fort Dodge Saúde Animal Ltda. (FDSAL) and five other large companies alleging that waste sent to a local waste incinerator for destruction, but that was not ultimately destroyed as the facility lost its operating permit, caused environmental impacts requiring cleanup.

The Municipality is seeking recovery of cleanup costs purportedly related to FDSAL’s share of all waste accumulated at the waste incineration facility awaiting destruction, and compensatory damages to be allocated among the six defendants. We believe we have strong arguments against the claim, including defense strategies against any claim of joint and several liability.

At the request of the Municipal prosecutor, in April 2012, the lawsuit was suspended for one year. Since that time, the prosecutor has initiated investigations into the Municipality’s actions in the matter as well as the efforts undertaken by the six defendants to remove and dispose of their individual waste from the local incineration facility.

B. Guarantees and Indemnifications

In the ordinary course of business and in connection with the sale of assets and businesses, we often indemnify our counterparties against certain liabilities that may arise in connection with the transaction or related to activities prior to the transaction. These indemnifications typically pertain to environmental, tax, employee and/or product-related matters and patent-infringement claims. If the indemnified party were to make a successful claim pursuant to the terms of the indemnification, we would be required to reimburse the loss. These indemnifications are generally subject to threshold amounts, specified claim periods and other restrictions and limitations. Historically, we have not paid significant amounts under these provisions and, as of December 31, 2012, recorded amounts for the estimated fair value of these indemnifications are not significant.

C. Purchase Commitments

As of December 31, 2012, we have agreements totaling $99 million to purchase goods and services that are enforceable and legally binding and include amounts relating to contract manufacturing and information technology services. Included in this amount are approximately $1 million of potential milestone payments that are deemed reasonably likely to occur.

D. Brazil Lease Agreements

In September 2012, Pfizer’s subsidiary, Laboratórios Pfizer Ltda. (“Laboratórios”), as lessee, and our subsidiary, PAH Brasil Participações Ltda., (“PAH Brasil”), as lessor, entered into: (i) the Private Instrument of Non Residential Lease Agreement and Others, which establishes and regulates the use of the real property at our Guarulhos, Brazil facility (the “Real Property Lease”) and (ii) the Private Instrument of Lease Agreement Movable Assets and Others, which establishes the terms of the use of the fixed assets at the same site (the “Fixed Asset Lease” and, together with the Real Property Lease, the “Brazil Leases”). As a result of a merger of PAH Brasil into Fort Dodge Saúde Animal Ltda. (“Fort Dodge Brazil”) with Fort Dodge Brazil surviving, the Brazil Leases were assigned to Fort Dodge Brazil.

Rent, rent adjustment and penalty. The monthly rent under the Brazil Leases corresponds to the amount of depreciation of the fixed assets and real property covered by the leases. During the first month that the leases were in effect, the rent under the Fixed Asset Lease was R$752,459 (approximately $0.4 million) and the rent under the Real Property Lease was R$479,977 (approximately $0.2 million). In subsequent periods, the parties will adjust these amounts to reflect the anticipated monthly depreciation amount and previously paid amounts may be adjusted if the amounts paid differ from actual depreciation. Late payments under Brazil Leases are subject to an adjustment plus a penalty equal to 2% and interest on arrears of 1% per month. A breach of either of the Brazil Leases that is not cured within 30 days from receipt of notice thereof is subject to a penalty equal to three monthly rent payments under the applicable lease. In addition to the rent, Laboratórios will pay expenses related to water consumption, sewerage and electricity as well as all taxes levied on the property.

Covenants and obligations. Laboratórios is required to maintain the fixed assets and real property in the same condition as they were received, except for normal wear and tear and any improvements thereon, and is responsible for the repair of any damage. Improvements on the existing fixed assets and investments in new fixed assets are permitted under the Fixed Asset Lease, provided Fort Dodge Brazil is given notice thereof and consents to Laboratórios’ proposal. Costs for such improvements are paid or reimbursed by Fort Dodge Brazil unless the fixed asset is used solely to manufacture human health products, in which case the cost shall be the responsibility of Laboratórios and, in the event a new asset is purchased, exclusive ownership shall be retained by Laboratórios. The Real Property Lease also permits improvements on the property to be implemented by Laboratórios as long as Fort Dodge Brazil provides its written consent. Laboratórios is entitled to reimbursement for any related costs as long as Fort Dodge Brazil consented to the implementation of the improvements.

Term and termination. The Brazil Leases will last for a period of five years commencing in September 2012. The Real Property Lease provides for automatic renewals for successive periods of one year at Laboratórios’s discretion, unless notice of non-renewal is provided by Laboratórios. The Fixed Asset Lease can be extended for additional terms of five years by executing an amendment to such lease.

The Brazil Leases terminate at any time if agreed upon by the parties. The Brazil Leases also terminate upon satisfaction of certain regulatory conditions that will permit the animal health manufacturing operations of Laboratórios to be transferred to Fort Dodge Brazil and the human pharmaceutical manufacturing operations to be transferred to another facility or party. The Fixed Asset Lease automatically terminates upon the termination of the Real Property Lease or the master manufacturing and supply agreement that provides for Zoetis-supplied products. The Real Property Lease automatically terminates upon the termination of the Fixed Asset Lease or the expropriation of the property and cannot be terminated by Fort Dodge Brazil prior to termination of the master manufacturing and supply agreement that provides for Zoetis-supplied products. In the event the property is partially or completely destroyed, Laboratórios has the option to terminate the Real Property Lease.

E. Commitments under Operating Leases

We have facilities, vehicles and office equipment under various non-cancellable operating leases with third parties. Total rent expense, net of sublease rental income, was approximately $17 million in 2012, $21 million in 2011 and $19 million in 2010.

Future minimum lease payments under non-cancellable operating leases as of December 31, 2012 follow:

(MILLIONS OF DOLLARS)	2013	2014	2015	2016	2017	After 2017	Total
Maturities	$16	$13	$9	$6	$3	$11	$58

Segment and Other Revenue Information	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Segment Reporting [Abstract]
Segment and Other Revenue Information
16.	Segment and Other Revenue Information

A. Segment Information

The animal health medicines and vaccines industry is characterized by meaningful differences in customer needs across different regions. As a result of these differences, among other things, we manage our operations through four geographic regions. Each operating segment has responsibility for its commercial activities. Within each of these regional operating segments, we offer a diversified product portfolio, including vaccines, parasiticides, anti-infectives, medicated feed additives and other pharmaceuticals, for both livestock and companion animal customers.

Operating Segments

•	The United States (U.S.).

•	Europe/Africa/Middle East (EuAfME)—Includes, among others, the United Kingdom, Germany, France, Italy, Spain, Northern Europe and Central Europe as well as Russia, Turkey and South Africa.

•	Canada/Latin America (CLAR)—Includes Canada, Brazil, Mexico, Central America and Other South America.

•	Asia/Pacific (APAC)—Includes Australia, Japan, New Zealand, South Korea, India, China/Hong Kong, Northeast Asia, Southeast Asia and South Asia.

Our chief operating decision maker uses the revenues and earnings of the four operating segments, among other factors, for performance evaluation and resource allocation.

Other Costs and Business Activities

Certain costs are not allocated to our operating segment results, such as costs associated with the following:

•	Research & development (R&D), which is generally responsible for research projects.

•

Corporate, which is responsible for platform functions such as business technology, facilities, legal, finance, human resources, business development, public affairs and procurement, among others. These costs also include compensation costs and other miscellaneous operating expenses not charged to our operating segments, as well as interest income and expense.

•

Certain transactions and events such as (i) purchase accounting adjustments, where we incur expenses associated with the amortization of fair value adjustments to inventory, intangible assets and property, plant and equipment; (ii) acquisition-related activities, where we incur costs for restructuring and integration; and (iii) certain significant items, which include non-acquisition-related restructuring charges, certain asset impairment charges and costs associated with cost reduction/productivity initiatives.

Segment Assets

We manage our assets on a total company basis, not by operating segment. Therefore, our chief operating decision maker does not regularly review any asset information by operating segment and, accordingly, we do not report asset information by operating segment. Total assets were approximately $6.3 billion at both June 30, 2013 and December 31, 2012.

Selected Statement of Income Information

	Revenue(a)		Earnings(b)		Depreciation and Amortization(c)
(MILLIONS OF DOLLARS)	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Three months ended
U.S.	$437	$421	$254	$227	$8	$8
EuAfME	278	283	91	88	6	6
CLAR	213	211	78	77	4	6
APAC	186	179	71	63	2	3

Total reportable segments	1,114	1,094	494	455	20	23
Other business activities(d)	—	—	(74)	(61)	6	5
Reconciling Items:
Corporate(e)	—	—	(137)	(104)	13	11
Purchase accounting adjustments(f)	—	—	(13)	(13)	13	13
Acquisition-related costs(g)	—	—	(9)	(15)	—	2
Certain significant items(h)	—	—	(43)	14	—	—
Other unallocated(i)	—	—	(31)	(24)	(1)	—

	$1,114	$1,094	$187	$252	$51	$54

Six Months Ended
U.S.	$891	$846	$488	$444	$22	$15
EuAfME	568	558	208	192	12	12
CLAR	384	384	130	131	9	12
APAC	361	353	146	134	6	7

Total reportable segments	2,204	2,141	972	901	49	46
Other business activities(d)	—	—	(148)	(126)	13	8
Reconciling Items:
Corporate(e)	—	—	(253)	(233)	15	17
Purchase accounting adjustments(f)	—	—	(25)	(26)	25	26
Acquisition-related costs(g)	—	—	(15)	(29)	—	5
Certain significant items(h)	—	—	(85)	(17)	—	—
Other unallocated(i)	—	—	(67)	(47)	—	—

	$2,204	$2,141	$379	$423	$102	$102

(a)

Revenue denominated in euros were $166 million and $334 million in the three and six months ended June 30, 2013, respectively and $158 million and $322 million in the three and six months ended July 1, 2012, respectively.

(b)	Defined as income before provision for taxes on income.
(c)	Certain production facilities are shared. Depreciation and amortization is allocated to the reportable operating segments based on estimates of where the benefits of the related assets are realized.
(d)	Other business activities reflect the research and development costs managed by our Research and Development organization.
(e)	Corporate includes, among other things, administration expenses, interest expense, certain compensation and other costs not charged to our operating segments.
(f)	Purchase accounting adjustments include certain charges related to the fair value adjustments to inventory, intangible assets and property, plant and equipment not charged to our operating segments.
(g)

Acquisition-related costs can include costs associated with acquiring, integrating and restructuring acquired businesses, such as allocated transaction costs, integration costs, restructuring charges and additional depreciation associated with asset restructuring. See Note 5. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives, for additional information.

(h)

Certain significant items are substantive, unusual items that, either as a result of their nature or size, would not be expected to occur as part of our normal business on a regular basis. Such items primarily include restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition, the impact of divestiture-related gains and losses and certain costs related to becoming a standalone public company. See Note 5. Restructuring Charges and Other Costs Associated with Acquisition and Cost-Reduction/Productivity Initiatives, for additional information.

•

In the second quarter of 2013, certain significant items primarily includes: (i) $27 million income related to a reversal of certain employee termination expenses; (ii) Zoetis stand-up costs of $77 million; and (iii) $6 million income on the government-mandated sale of certain product rights in Brazil that were acquired with the FDAH acquisition in 2009. Stand-up costs include certain nonrecurring costs related to becoming a standalone public company, such as new branding (including changes to the manufacturing process for required new packaging), the creation of standalone systems and infrastructure, site separation, accelerated vesting and associated cash payment related to certain Pfizer equity awards, and certain legal registration and patent assignment costs.

•

In the second quarter of 2012, certain significant items includes: (i) $14 million income related to a favorable legal settlement for an intellectual property matter; (ii) $6 million income due to a change in estimate related to transitional manufacturing purchase agreements associated with divestitures; (iii) $12 million restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition; and (iv) $6 million income of other.

•

In the six months ended June 30, 2013, certain significant items primarily includes: (i) additional depreciation associated with asset restructuring of $3 million, (ii) $27 million income related to a reversal of certain employee termination expenses; (iii) Zoetis stand-up costs of $111 million; and (iv) $6 million income on the government-mandated sale of certain product rights in Brazil that were acquired with the FDAH acquisition in 2009.

•

In the six months ended July 1, 2012, certain significant items includes: (i) $14 million income related to a favorable legal settlement for an intellectual property matter; (ii) $5 million income due to a change in estimate related to transitional manufacturing purchase agreements associated with divestitures; and (iii) $36 million for restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition.

(i)	Includes overhead expenses associated with our manufacturing operations.

B. Other Revenue Information

Revenue by Species

Significant species revenue are as follows:

	Three Months Ended		Six Months Ended
(MILLIONS OF DOLLARS)	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Livestock:
Cattle	$356	$371	$746	$771
Swine	152	142	310	285
Poultry	137	129	270	250
Other	25	23	50	50

	670	665	1,376	1,356

Companion Animal:
Horses	45	50	87	95
Dogs and Cats	399	379	741	690

	444	429	828	785

Total revenue	$1,114	$1,094	$2,204	$2,141

Revenue by Major Product Category

Significant revenue by major product category are as follows:

	Three Months Ended		Six Months Ended
(MILLIONS OF DOLLARS)	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Anti-infectives	$280	$283	$587	$583
Vaccines	301	281	579	546
Parasiticides	208	216	377	377
Medicated feed additives	97	94	201	193
Other pharmaceuticals	193	187	381	364
Other non-pharmaceuticals	35	33	79	78

Total revenue	$1,114	$1,094	$2,204	$2,141

17.	Segment, Geographic and Other Revenue Information

A. Segment Information

The animal health medicines and vaccines industry is characterized by meaningful differences in customer needs across different regions. As a result of these differences, among other things, we manage our operations through four geographic regions. Each operating segment has responsibility for its commercial activities. Within each of these regional operating segments, we offer a diversified product portfolio, including vaccines, parasiticides, anti-infectives, medicated feed additives and other pharmaceuticals, for both livestock and companion animal customers.

Operating Segments

•	The United States (U.S.).

•	Europe/Africa/Middle East (EuAfME)—Includes, among others, the United Kingdom, Germany, France, Italy, Spain, Northern Europe and Central Europe as well as Russia, Turkey and South Africa.

•	Canada/Latin America (CLAR)—Includes Canada, Brazil, Mexico, Central America and Other South America.

•	Asia/Pacific (APAC)—Includes Australia, Japan, New Zealand, South Korea, India, China/Hong Kong, Northeast Asia, Southeast Asia and South Asia.

Our chief operating decision maker uses the revenues and earnings of the four operating segments, among other factors, for performance evaluation and resource allocation.

Other Costs and Business Activities

Certain costs are not allocated to our operating segment results, such as costs associated with the following:

•	R&D, which is generally responsible for research projects.

•

Corporate, which is responsible for platform functions such as business technology, facilities, legal, finance, human resources, business development, public affairs and procurement, among others. These costs also include compensation costs and other miscellaneous operating expenses not charged to our operating segments, as well as interest income and expense.

•

Certain transactions and events such as (i) purchase accounting adjustments, where we incur expenses associated with the amortization of fair value adjustments to inventory, intangible assets and property, plant and equipment; (ii) acquisition-related activities, where we incur costs for restructuring and integration; and (iii) certain significant items, which include non-acquisition-related restructuring charges, certain asset impairment charges and costs associated with cost reduction/productivity initiatives.

Segment Assets

We manage our assets on a total company basis, not by operating segment. Therefore, our chief operating decision maker does not regularly review any asset information by operating segment and, accordingly, we do not report asset information by operating segment. As of December 31, 2012 and 2011, total assets were approximately $6.3 billion and $5.7 billion, respectively.

Selected Statement of Income Information

Selected statement of income information follows:

(MILLIONS OF DOLLARS)	Revenues(a)	Earnings(b)	Depreciation and Amortization(c)
Year ended December 31, 2012:
U.S.	$1,776	$921	$28
EuAfME	1,096	375	28
CLAR	769	253	23
APAC	695	236	17

Total reportable segments	4,336	1,785	96
Other business activities(e)	—	(275)	16
Reconciling Items:
Corporate(f)	—	(506)	25
Purchase accounting adjustments(g)	—	(52)	52
Acquisition-related costs(h)	—	(53)	10
Certain significant items(i)	—	(96)	1
Other unallocated(j)	—	(93)	—

	$4,336	$710	$200

Year ended December 31, 2011(d):
U.S.	$1,659	$820	$26
EuAfME	1,144	365	25
CLAR	788	275	25
APAC	642	196	15

Total reportable segments	4,233	1,656	91
Other business activities(e)	—	(279)	15
Reconciling Items:
Corporate(f)	—	(504)	31
Purchase accounting adjustments(g)	—	(82)	59
Acquisition-related costs(h)	—	(122)	6
Certain significant items(i)	—	(172)	3
Other unallocated(j)	—	(103)	—

	$4,233	$394	$205

Year ended December 31, 2010:
U.S.	$1,384	$656	$13
EuAfME	1,020	328	25
CLAR	664	203	19
APAC	514	146	14

Total reportable segments	3,582	1,333	71
Other business activities(e)	—	(264)	17
Reconciling Items:
Corporate(f)	—	(533)	34
Purchase accounting adjustments(g)	—	(148)	63
Acquisition-related costs(h)	—	(217)	—
Certain significant items(i)	—	84	—
Other unallocated(j)	—	(77)	—

	$3,582	$178	$185

(a)	Revenues denominated in euros were approximately $639 million in 2012, $710 million in 2011 and $680 million in 2010.
(b)	Defined as income/(loss) before provision/(benefit) for taxes on income.
(c)	Certain production facilities are shared. Depreciation and amortization is allocated to the reportable operating segments based on estimates of where the benefits of the related assets are realized.
(d)	For 2011, includes KAH commencing from the acquisition date of January 31, 2011.
(e)	Other business activities reflect the research and development costs managed by our Research and Development organization.
(f)	Corporate includes, among other things, administration expenses, allocated interest expense, certain compensation and other costs not charged to our operating segments.
(g)	Purchase accounting adjustments include certain charges related to the fair value adjustments to inventory, intangible assets and property, plant and equipment not charged to our operating segments.
(h)

Acquisition-related costs can include costs associated with acquiring, integrating and restructuring newly acquired businesses, such as allocated transaction costs, integration costs, restructuring charges and additional depreciation associated with asset restructuring (see Note 5. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives for additional information).

(i)

Certain significant items are substantive, unusual items that, either as a result of their nature or size, would not be expected to occur as part of our normal business on a regular basis. Such items primarily include restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition, the impact of certain asset impairments, inventory write-offs and divestiture-related gains and losses (see Note 4. Acquisitions, Divestitures and Certain Investments, Note 5. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives, and Note 6. Other (Income)/Deductions—Net, for additional information).

•

For 2012, certain significant items includes primarily: (i) restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition of $115 million; (ii) income from a favorable legal settlement related to an intellectual property matter of $14 million; and (iii) a change in estimate with respect to transitional manufacturing agreements associated with divestitures of $4 million income.

•

For 2011, certain significant items includes: (i) restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition of $62 million, (ii) certain asset impairment charges of $69 million; (iii) certain charges to write-off inventory of $12 million; (iv) charges related to transitional manufacturing purchase agreements associated with divestitures of $27 million; and (v) other costs of $2 million.

•

For 2010, certain significant items includes: (i) net gains on sales of businesses of $104 million, (ii) charges related to transitional manufacturing purchase agreements associated with divestitures of $4 million, (iii) certain charges to write-off inventory of $13 million; and (iv) restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition of $3 million.

(j)	Includes overhead expenses associated with our manufacturing operations.

B. Geographic Information

Revenues exceeded $100 million in each of eight countries outside the U.S. in 2012, 2011 and 2010. The U.S. was the only country to contribute more than 10% of total revenues in each year.

Property, plant and equipment, less accumulated depreciation, by geographic region follow:

	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
U.S.	$788	$787
EuAfME	224	229
CLAR	72	75
APAC	157	152

Property, plant and equipment, less accumulated depreciation	$1,241	$1,243

C. Other Revenue Information

Significant Customers

We sell our livestock products primarily to veterinarians and livestock producers as well as third-party veterinary distributors, and retail outlets who generally sell the products to livestock producers. We sell our companion animal products primarily to veterinarians who then sell the products to pet owners. No single customer accounts for 10% or more of our total revenues in 2012, 2011 or 2010.

Revenues by Species

Significant species revenues are as follows:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Livestock:
Cattle	$1,608	$1,617	$1,464
Swine	590	562	433
Poultry	501	501	265
Other (Fish and Sheep)	107	98	71

	2,806	2,778	2,233
Companion Animal:
Horses	187	168	159
Dogs and Cats	1,343	1,287	1,190

	1,530	1,455	1,349

Total revenues(a)	$4,336	$4,233	$3,582

(a)	In accordance with our domestic and international year-ends, 2011 includes approximately eleven months of KAH’s U.S. operations and approximately ten months of KAH’s international operations.

Revenues by Major Product Category

Significant revenues by major product category are as follows:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Anti-infectives	$1,268	$1,311	$1,117
Vaccines	1,117	1,077	1,014
Parasiticides	692	645	602
Medicated feed additives	403	347	86
Other pharmaceuticals	712	724	653
Other non-pharmaceuticals	144	129	110

Total revenues(a)	$4,336	$4,233	$3,582

(a)	In accordance with our domestic and international year-ends, 2011 includes approximately eleven months of KAH’s U.S. operations and approximately ten months of KAH’s international operations.

Related Party Transactions	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions
17.	Transactions and Agreements with Pfizer

Zoetis had related party transactions with Pfizer through the completion of the exchange offer on June 24, 2013. As of the completion of the exchange offer, Pfizer is no longer a related party. Activities while Pfizer was a related party, as well as ongoing agreements with Pfizer, are detailed below.

A. Pre-Separation Period

For the condensed combined statement of income for the three and six months ended ended July 1, 2012, the costs of goods manufactured in manufacturing plants that were shared with other Pfizer business units was approximately $105 million and $215 million, respectively.

In the pre-Separation period, Pfizer provided significant corporate, manufacturing and shared services functions and resources to us. Our condensed combined financial statements as of and for the three and six months ended ended July 1, 2012, respectively, reflect an allocation of these costs. For further information about the cost allocations for these services and resources, see Note 3A. Basis of Presentation: Basis of Presentation Prior to the Separation. Management believes that these allocations are a reasonable reflection of the services received. However, these allocations may not reflect the expenses that would have been incurred if we had operated as a standalone public company for the period presented.

Pfizer uses a centralized approach to cash management and financing its operations. In the pre-Separation period, cash deposits were remitted to Pfizer on a regular basis and were reflected in business unit equity and, similarly, Zoetis’s cash disbursements were funded through Pfizer’s cash accounts and were reflected within Business unit equity.

B. Agreements with Pfizer

In connection with the Separation and IPO, we and Pfizer entered into agreements that provide a framework for our ongoing relationship with Pfizer, certain of which are described below.

•

Global separation agreement. This agreement governs the relationship between Pfizer and us following the IPO and includes provisions related to the allocation of assets and liabilities, indemnification, delayed transfers and further assurances, mutual releases, insurance and certain covenants.

•

Transitional services agreement. This agreement grants us the right to continue to use certain of Pfizer’s services and resources related to our corporate functions, such as business technology, facilities, finance, human resources, public affairs and procurement, in exchange for mutually agreed-upon fees based on Pfizer’s costs of providing these services.

•

Tax matters agreement. This agreement governs ours and Pfizer’s respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. Pursuant to this agreement, we have also agreed to certain covenants that contain restrictions intended to preserve the tax-free status of certain transactions, and we have agreed to indemnify Pfizer and its affiliates against any and all tax-related liabilities incurred by them relating to these transactions to the extent caused by an acquisition of our stock or assets or by any other action undertaken by us.

•

Research and development collaboration and license agreement. This agreement permits certain of our employees to be able to review a Pfizer database to identify compounds that may be of interest to the animal health field. Pfizer has granted to us an option to enter into a license agreement subject to certain restrictions and requirements and we will make payments to Pfizer.

•

Employee matters agreement. This agreement governs ours and Pfizer’s respective rights, responsibilities and obligations with respect to the following matters: employees and former employees (and their respective dependents and beneficiaries) who are or were associated with Pfizer, us or the parties’ respective subsidiaries or affiliates; the allocation of assets and liabilities generally relating to employees, employment or service-related matters and employee benefit plans; and other human resources, employment and employee benefits matters.

•

Master manufacturing and supply agreements. These two agreements govern our manufacturing and supply arrangements with Pfizer. Under one of these agreements, Pfizer will manufacture and supply us with animal health products. Under this agreement, our manufacturing and supply chain leadership will have oversight responsibility over product quality and other key aspects of the manufacturing process with respect to the Pfizer-supplied products. Under the other agreement, we will manufacture and supply certain human health products to Pfizer.

•

Environmental matters agreement. This agreement governs the performance of remedial actions for liabilities allocated to each party under the global separation agreement; addresses our substitution for Pfizer with respect to animal health assets and remedial actions allocated to us (including substitution related to, for example, permits, financial assurances and consent orders); allows our conditional use of Pfizer’s consultants and contractors to assist in the conduct of remedial actions; and addresses the exchange of related information between the parties. The agreement also sets forth standards of conduct for remedial activities at the co-located facilities: Guarulhos, Brazil; Catania, Italy; Hsinchu, Taiwan; and Kalamazoo, Michigan in the U.S. In addition, the agreement sets forth site-specific terms to govern conduct at several of these co-located facilities.

•	Screening services agreement. This agreement requires us to provide certain high throughput screening services to Pfizer’s R&D organization for which Pfizer pays to us agreed-upon fees.

•

Intellectual property license agreements. Under these agreements (i) Pfizer and certain of its affiliates licensed to us and certain of our affiliates the right to use certain intellectual property rights in the animal health field; (ii) we licensed to Pfizer and certain of its affiliates certain rights to intellectual property in all fields outside of the animal health field; and (iii) Pfizer granted us rights with respect to certain trademarks and copyrighted works.

Following the Separation, we own, have access to or have the right to use substantially all of the resources that were used, or held for use, exclusively in Pfizer’s animal health business, including the following:

•

Intellectual Property. As part of the Separation, Pfizer assigned to us ownership of certain animal health related patents, pending patent applications, and trademark applications and registrations. In addition, Pfizer licensed to us the right to use certain intellectual property rights in the animal health field. We licensed to Pfizer the right to use certain of our trademarks and substantially all of our other intellectual property rights in the human health field and all other fields outside of animal health. In addition, Pfizer granted us a transitional license to use certain of Pfizer’s trademarks and we granted Pfizer a transitional license to use certain of our trademarks for a period of time following the completion of the IPO.

•

Manufacturing Facilities. Our global manufacturing network consists of 13 “anchor” manufacturing sites and 16 “satellite” manufacturing sites. Ownership of, or the existing leasehold interest in, these facilities were conveyed to us by Pfizer as part of the Separation. Among these 29 manufacturing sites is our facility in Guarulhos, Brazil, which we leased back to Pfizer. Certain of our products are currently manufactured at 14 manufacturing sites that were retained by Pfizer. The products manufactured by Pfizer at these sites and at our Guarulhos, Brazil facility continues to be supplied to us under the terms of a manufacturing and supply agreement we entered into with Pfizer.

•

R&D Facilities. We have R&D operations co-located with certain of our manufacturing sites in Australia, Belgium, Brazil, Canada, China, Spain and the United States to facilitate the efficient transfer of production processes from our laboratories to manufacturing sites. In addition, we maintain R&D operations at non-manufacturing locations in Belgium, Brazil, India and the United States. As part of the Separation, Pfizer conveyed to us its interest in each of these R&D facilities, with the exception of our Mumbai, India facility, which we expect Pfizer to transfer to us for agreed upon cash consideration after the completion of the Separation, and, in the interim, we are leasing this facility from Pfizer.

•

Employees. In general, as part of the Separation, employees of Pfizer who were substantially dedicated to the animal health business became our employees. However, labor and employment laws or other business considerations in some jurisdictions delayed Pfizer from transferring to us employees who are substantially dedicated to the animal health business. In those instances, to the extent permissible under applicable law, we and Pfizer entered into mutually-acceptable arrangements to provide for continued operation of the business until such time as the employees in those jurisdictions can be transferred to us.

The amounts charged under each of the agreements with Pfizer for the three and six months ended June 30, 2013 are as follows:

(MILLIONS OF DOLLARS)	Three Months Ended June 30, 2013	Six months Ended June 30, 2013
Transitional services agreement	$31	$58
Master manufacturing and supply agreements	65	122
Employee matters agreement	51	99

In certain jurisdictions, while the Zoetis entities obtain appropriate registration and licensing, Pfizer entities purchase product from Zoetis entities and resell such product to the local Zoetis entity at cost. This activity is reflected in Accounts receivable for the product Pfizer purchases from Zoetis entities and in Accounts payable for the product purchased from such Pfizer entities by our local Zoetis entity.

At June 30, 2013, $212 million was included in Accounts receivable as receivable from Pfizer and $297 million was included in Accounts payable as payable to Pfizer.

We remained part of Pfizer’s consolidated U.S. tax returns until we fully separated on June 24, 2013, and therefore reflected 2013 U.S. income taxes payable of $31 million as a payable to Pfizer in Other current liabilities.

18.	Related Party Transactions

These financial statements include related party transactions:

•	We did not have sales to Pfizer and its subsidiaries during any of the periods presented.

•

The costs of goods manufactured in manufacturing plants that are shared with other Pfizer business units were approximately $420 million in 2012, $340 million in 2011 and $350 million in 2010. Some of these sites transferred to us as part of the asset transfer on January 28, 2013. See Note 19A. Subsequent Events—Senior Notes Offering and Asset Transfer.

•

Historically, Pfizer has provided significant corporate, manufacturing and shared services functions and resources to us. Our combined financial statements reflect an allocation of these costs. For further information about the cost allocations for these services and resources, see Note 2. Basis of Presentation. Management believes that these allocations are a reasonable reflection of the services received. However, these allocations may not reflect the expenses that would have been incurred if we had operated as a standalone public company for the periods presented. The costs for these services as a standalone public company would depend on a number of factors, including how we chose to organize as a company, our employee sourcing decisions and strategic decisions in areas such as information technology systems and infrastructure.

Pfizer uses a centralized approach to cash management and financing its operations. During the periods covered by these financial statements, cash deposits were remitted to Pfizer on a regular basis and are reflected within equity in the combined financial statements. Similarly, Zoetis’s cash disbursements were funded through Pfizer’s cash accounts and are reflected within equity in combined financial statements.

Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
19.	Subsequent Events

A. Senior Notes Offering and Asset Transfer

Senior notes offering

On January 28, 2013, we issued $3.65 billion aggregate principal amount of our senior notes (the senior notes offering) in a private placement, with an original issue discount of $10 million. The senior notes are comprised of $400 million aggregate principal amount of our 1.150% Senior Notes due 2016, $750 million aggregate principal amount of our 1.875% Senior Notes due 2018, $1.35 billion aggregate principal amount of our 3.250% Senior Notes due 2023 and $1.15 billion aggregate principal amount of our 4.700% Senior Notes due 2043.

We sold $2.65 billion aggregate principal amount of our senior notes through the initial purchasers in the senior notes offering and Pfizer transferred $1.0 billion aggregate principal amount of our senior notes to certain of the initial purchasers, who sold such senior notes through the initial purchasers in the senior notes offering.

The senior notes are governed by an indenture and supplemental indenture (collectively, the indenture) between us and Deutsche Bank Trust Company Americas, as trustee. The indenture contains certain covenants, including limitations on our and certain of our subsidiaries’ ability to incur liens or engage in sale leaseback transactions. The indenture also contains restrictions on our ability to consolidate, merge or sell substantially all of our assets. In addition, the indenture contains other customary terms, including certain events of default, upon the occurrence of which, the senior notes may be declared immediately due and payable.

Pursuant to the indenture, we are able to redeem the senior notes of any series, in whole or in part, at any time by paying a “make whole” premium, plus accrued and unpaid interest to, but excluding, the date of redemption. Pursuant to our tax matters agreement with Pfizer, we will not be permitted to redeem the 2023 notes pursuant to this optional redemption provision, except under limited circumstances. Upon the occurrence of a change of control of us and a downgrade of the senior notes below an investment grade rating by each of Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Services, we are, in certain circumstances, required to make an offer to purchase each of the senior notes at a price equal to 101% of the aggregate principal amount of the senior notes together with accrued and unpaid interest to, but excluding, the date of repurchase.

Asset transfer

On January 28, 2013, Pfizer transferred to us substantially all of the assets and liabilities of its animal health business in exchange for all of our Class A and Class B common stock, $1.0 billion of the $3.65 billion senior notes and an amount of cash equal to substantially all of the cash proceeds received by us from the remaining $2.65 billion senior notes issued.

Pro forma (Unaudited)

The following unaudited table reflects, on a pro forma basis, selected impacts of the senior notes offering, the asset transfer and the removal of Pfizer allocated long-term debt, which will be retained by Pfizer, as if these transactions had occurred on December 31, 2012. The unaudited pro forma information is for illustrative and informative purposes and may not reflect our long-term debt, capital stock or additional paid-in capital if the transactions described had actually occurred as of December 31, 2012.

(MILLIONS OF DOLLARS)
Long-term debt:
Current portion of allocated long-term debt, reported	$73
Allocated long-term debt, reported	509

Total allocated long-term debt, reported	582
Pro forma adjustment: elimination of allocated long-term debt (to be retained by Pfizer)	(582)
Pro forma adjustment: issuance of long-term debt—Senior notes, net of discount	3,640

Long-term debt, pro forma	$3,640

Business unit equity:
Business unit equity, reported	$4,183
Pro forma adjustment: elimination of allocated long-term debt (to be retained by Pfizer)	582
Pro forma adjustment: reclassification of business unit equity on asset transfer	(4,765)

Business unit equity, pro forma	$—

Capital stock:
Capital stock, reported	$—
Pro forma adjustment: issuance of capital stock to Pfizer in connection with asset transfer	5

Capital stock, pro forma	$5

Additional paid-in capital:
Additional paid-in capital, reported	$—
Pro forma adjustment: reclassification of Business unit equity on asset transfer	4,765
Pro forma adjustment: establishment of capital stock on asset transfer	(5)
Pro forma adjustment: consideration paid to Pfizer in connection with asset transfer	(3,559)

Additional paid-capital, pro forma	$1,201

B. Commercial Paper Program

In February 2013, we entered into a commercial paper program with a capacity of up to $1.0 billion. While no commercial paper has been issued under the commercial paper program at this time, we may incur indebtedness under this program in the future.

C. Initial Public Offering

On February 6, 2013, an IPO of 99,015,000 shares of our Class A common stock (including the exercise of the underwriters’ over-allotment option) at a price of $26.00 per share was completed. We did not receive any of the net proceeds from the IPO.

Immediately following the IPO, there were 99,015,000 outstanding shares of Class A common stock and 400,985,000 outstanding shares of Class B common stock. The rights of the holders of Class A common stock and Class B common stock are identical, except with respect to voting and conversion rights. The holders of Class A common stock and Class B common stock are each entitled to one vote per share for all matters submitted to a vote of stockholders other than with respect to the election of directors. With respect to the election of directors, the holders of Class B common stock are entitled to ten votes per share, and the holders of Class A common stock are entitled to one vote per share. Each share of Class B common stock held by Pfizer or one of its subsidiaries is convertible into one share of Class A common stock at any time but will not be convertible if held by any other holder. Currently, Pfizer owns 100% of our outstanding Class B common stock and no shares of our Class A common stock, giving Pfizer 80.2% of the economic interest and the combined voting power in shares of our outstanding common stock other than with respect to the election of directors and 97.6% of the combined voting power of our outstanding common stock with respect to the election of directors.

D. Agreements with Pfizer

In connection with the IPO, we and Pfizer entered into agreements that provide a framework for our ongoing relationship with Pfizer, certain of which are described below.

•

Global separation agreement. This agreement governs the relationship between Pfizer and us following the IPO and includes provisions related to the allocation of assets and liabilities, indemnification, delayed transfers and further assurances, mutual releases, insurance and certain covenants.

•

Transitional services agreement. This agreement grants us the right to continue to use certain of Pfizer’s services and resources related to our corporate functions, such as business technology, facilities, finance, human resources, public affairs and procurement, in exchange for mutually agreed-upon fees based on Pfizer’s costs of providing these services.

•

Tax matters agreement. This agreement governs ours and Pfizer’s respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes. Pursuant to this agreement, we have also agreed to certain covenants that contain restrictions intended to preserve the tax-free status of certain transactions, and we have agreed to indemnify Pfizer and its affiliates against any and all tax-related liabilities incurred by them relating to these transactions to the extent caused by an acquisition of our stock or assets or by any other action undertaken by us.

•

Research and development collaboration and license agreement. This agreement permits certain of our employees to be able to review a Pfizer database to identify compounds that may be of interest to the animal health field. Pfizer has granted to us an option to enter into a license agreement subject to certain restrictions and requirements and we will make payments to Pfizer.

•

Employee matters agreement. This agreement governs ours and Pfizer’s respective rights, responsibilities and obligations with respect to the following matters: employees and former employees (and their respective dependents and beneficiaries) who are or were associated with Pfizer, us or the parties’ respective subsidiaries or affiliates; the allocation of assets and liabilities generally relating to employees, employment or service-related matters and employee benefit plans; and other human resources, employment and employee benefits matters.

•

Master manufacturing and supply agreements. These two agreements govern our manufacturing and supply arrangements with Pfizer. Under one of these agreements, Pfizer will manufacture and supply us with animal health products. Under this agreement, our manufacturing and supply chain leadership will have oversight responsibility over product quality and other key aspects of the manufacturing process with respect to the Pfizer-supplied products. Under the other agreement, we will manufacture and supply certain human health products to Pfizer.

•

Environmental matters agreement. This agreement governs the performance of remedial actions for liabilities allocated to each party under the global separation agreement; addresses our substitution for Pfizer with respect to animal health assets and remedial actions allocated to us (including substitution related to, for example, permits, financial assurances and consent orders); allows our conditional use of Pfizer’s consultants and contractors to assist in the conduct of remedial actions; and addresses the exchange of related information between the parties. The agreement also sets forth standards of conduct for remedial activities at the co-located facilities: Guarulhos, Brazil; Catania, Italy; Hsinchu, Taiwan; and Kalamazoo, Michigan in the U.S. In addition, the agreement sets forth site-specific terms to govern conduct at several of these co-located facilities.

•	Screening services agreement. This agreement requires us to provide certain high throughput screening services to Pfizer’s R&D organization for which Pfizer pays to us agreed-upon fees.

•

Intellectual property license agreements. Under these agreements (i) Pfizer and certain of its affiliates licensed to us and certain of our affiliates the right to use certain intellectual property rights in the animal health field; (ii) we licensed to Pfizer and certain of its affiliates certain rights to intellectual property in all fields outside of the animal health field; and (iii) Pfizer granted us rights with respect to certain trademarks and copyrighted works.

E. Zoetis 2013 Equity and Incentive Plan

In January 2013, Zoetis’s 2013 Equity and Incentive Plan (Equity Plan) became effective. Awards under the Equity Plan may be in the form of stock options, or other stock-based awards, including awards of restricted stock, restricted stock units and performance share awards. The Equity Plan also provides for the grant of cash-based awards. The principal types of stock-based awards available under the Equity Plan may include, but are not limited to, the following:

•

Stock Options. Stock options represent the right to purchase shares of our common stock within a specified period of time at a specified price. The exercise price for a stock option will be not less than 100% of the fair market value of the common stock on the date of grant. Stock options will have a maximum term of ten years from the date of grant. Stock options granted may include those intended to be “incentive stock options” within the meaning of Section 422 of the Code.

•

Restricted Stock and Restricted Stock Units. Restricted stock is a share of our common stock that is subject to a risk of forfeiture or other restrictions that will lapse subject to the recipient’s continued employment, the attainment of performance goals, or both. Restricted stock units represent the right to receive shares of our common stock in the future (or cash determined by reference to the value of our common stock), subject to the recipient’s continued employment, the attainment of performance goals, or both.

•

Performance-Based Awards. Performance awards will require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards vesting or being settled. Performance may be measured over a period of any length specified.

•

Other Equity-Based or Cash-Based Awards. Our Compensation Committee will be authorized to grant awards in the form of other equity-based awards or other cash-based awards, as deemed to be consistent with the purposes of the Equity Plan. The maximum value of the aggregate payment to be paid to any participant with respect to cash-based awards under the Equity Plan in respect of an annual performance period will be $10 million.

In order to provide long-term incentives to, and facilitate the retention of, our employees, we granted restricted stock units and stock options (or other awards as appropriate with respect to our employees in non-U.S. jurisdictions) under the Equity Plan to approximately 1,700 of our employees in connection with the IPO. The grant price was equal to the IPO price of $26.00 per share. These awards will vest on the third anniversary of the date of grant.

F. Venezuela Currency Devaluation

On February 13, 2013, the Venezuelan government devalued its currency from a rate of 4.3 to 6.3 Venezuelan bolivar per U.S. dollar. We incurred a foreign currency loss immediately on the devaluation as a result of remeasuring the local balance sheets and we will experience ongoing adverse impacts to earnings as our revenues and expenses will be translated into U.S. dollars at lower rates.

Selected Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Selected Quarterly Financial Data (Unaudited)
20.	Selected Quarterly Financial Data (Unaudited)

(MILLIONS OF DOLLARS, EXCEPT PER COMMON SHARE DATA)	FIRST	SECOND	THIRD	FOURTH
2012:
Revenues	$1,047	$1,094	$1,019	$1,176
Costs and expenses(a)	851	818	800	1,022
Restructuring charges and certain acquisition-related costs	25	24	6	80

Income before provision for taxes on income	171	252	213	74
Provision for taxes on income(b)	59	79	52	84

Net income/(loss) before allocation to noncontrolling interests	112	173	161	(10)
Less: Net income/(loss) attributable to noncontrolling interests	1	0	(1)	—

Net income/(loss) attributable to Zoetis	$111	$173	$162	$(10)

Earnings/(loss) per common share—basic and diluted(c)	$0.22	$0.35	$0.32	$(0.02)

2011:
Revenues	$983	$1,074	$1,049	$1,127
Costs and expenses	834	950	850	1,051
Restructuring charges and certain acquisition-related costs	37	20	51	46

Income before provision for taxes on income	112	104	148	30
Provision for taxes on income(b)	35	38	53	20

Net income before allocation to noncontrolling interests	77	66	95	10
Less: Net income attributable to noncontrolling interests	1	—	1	1

Net income attributable to Zoetis	$76	$66	$94	$9

Earnings per common share—basic and diluted(c)	$0.15	$0.13	$0.19	$0.02

(a)

Costs and expenses in the fourth quarter reflect seasonal trends as well as specific costs associated with the build-up of our capabilities as a standalone company and costs associated with establishing our own compensation plans.

(b)

The income tax provision in the combined statements of income has been calculated as if Zoetis filed a separate tax return. The tax rate for the fourth quarter of 2012 includes tax costs related to uncertain tax positions, substantially all of which will remain with Pfizer, and to a lesser extent, tax costs associated with repatriation decisions among others. See Notes to Combined Financial Statements—Note 19D. Subsequent Events—Agreements with Pfizer.

(c)

The weighted average common shares outstanding for both basic and diluted earnings per share for all periods presented was calculated using an aggregate of 500 million shares of Class A and Class B common stock outstanding, which was the number of Zoetis Inc. shares outstanding at the time of the IPO. There were no Zoetis restricted stock units, stock options or performance shares outstanding prior to the IPO.

Basic and diluted EPS are computed independently for each of the periods presented. Accordingly, the sum of the quarterly EPS amounts may not agree to the total for the year.

Our historical combined quarterly financial data may not be representative of the results we would have achieved as a standalone company.

Schedule II-Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2012
Valuation And Qualifying Accounts [Abstract]
Schedule II-Valuation and Qualifying Accounts

Zoetis Inc.

Schedule II—Valuation and Qualifying Accounts

(MILLIONS OF DOLLARS)	Balance, Beginning of Period	Additions	Deductions	Balance, End of Period
Year Ended December 31, 2012
Allowance for doubtful accounts	$29	$23	$(3)	$49
Year Ended December 31, 2011
Allowance for doubtful accounts	26	5	(2)	29
Year Ended December 31, 2010
Allowance for doubtful accounts	30	13	(17)	26

The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer	6 Months Ended
Jun. 30, 2013
Text Block [Abstract]
The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer
2.	The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer

Pfizer Inc. (Pfizer) formed Zoetis to acquire, own and operate the animal health business of Pfizer. On June 24, 2013, Pfizer completed an exchange offer resulting in the full separation of Zoetis from Pfizer. For additional information see E. Exchange Offer.

A. The Separation

In the first quarter of 2013, through a series of steps (collectively, the Separation), Pfizer transferred to us its subsidiaries holding substantially all of the assets and liabilities of its animal health business. In exchange, we transferred to Pfizer: (i) all of the issued and outstanding shares of our Class A common stock; (ii) all of the issued and outstanding shares of our Class B common stock; (iii) $1.0 billion in senior notes (see “Senior Notes Offering” below); and (iv) an amount of cash equal to substantially all of the net proceeds received in the senior notes offering (approximately $2.5 billion).

B. Adjustments Associated with the Separation

In connection with the Separation, certain animal health assets and liabilities included in the pre-Separation balance sheet were retained by Pfizer and certain non-animal health assets and liabilities (not included in the pre-Separation balance sheet) were transferred to Zoetis. The adjustments to the historical balance sheet of Zoetis (collectively, the Separation Adjustments) representing approximately $450 million of net liabilities retained by Pfizer, were primarily related to the following:

•

The removal of inventories (approximately $74 million), property, plant and equipment (approximately $28 million) and miscellaneous other net liabilities (approximately $21 million) associated with certain non-dedicated manufacturing sites that were retained by Pfizer;

•

The addition of property, plant and equipment (approximately $56 million) associated with a non-dedicated manufacturing site that was transferred to us by Pfizer (and then leased back to Pfizer under operating leases), and the removal of the inventory (approximately $46 million) and net other assets (approximately $4 million) at that site as these assets were retained by Pfizer;

•	The addition of net benefit plan liabilities (approximately $25 million);

•

The elimination of (i) noncurrent deferred tax assets (some of which were included within noncurrent deferred tax liabilities due to jurisdictional netting) related to net operating loss and tax credit carryforwards; (ii) net tax liabilities associated with uncertain tax positions; (iii) noncurrent deferred tax liabilities related to deferred income taxes on unremitted earnings; and (iv) other allocated net tax assets, all of which (approximately $49 million in net tax asset accounts) were retained by Pfizer;

•

The addition of (i) noncurrent deferred tax assets (approximately $8 million, some of which were included within noncurrent deferred tax liabilities due to jurisdictional netting) related to net benefit plan liabilities transferred to us by Pfizer; (ii) noncurrent deferred tax assets (approximately $2 million) related to net operating loss and tax credit carryforwards; and (iii) noncurrent deferred tax liabilities (approximately $2 million) related to property, plant and equipment transferred to us by Pfizer;

•

The elimination of allocated long-term debt (approximately $582 million), allocated accrued interest payable (approximately $16 million) and allocated unamortized deferred debt issuance costs (approximately $2 million) that were retained by Pfizer;

•	Certain net financial assets retained by Pfizer (approximately $45 million);

•

The removal of cash (approximately $7 million), inventories (approximately $5 million), property plant and equipment (approximately $8 million), miscellaneous other assets (approximately $3 million) and other miscellaneous liabilities (approximately $2 million) associated with non-U.S. Pfizer businesses that did not transfer to us from Pfizer;

•

The addition of net receivables from Pfizer (approximately $5 million) associated with certain foreign taxes directly resulting from certain aspects of the Separation that were the responsibility of Pfizer under the terms of the tax matters agreement, see Note 7B. Income Taxes: Tax Matters Agreement;

•

The addition of (i) inventory (approximately $15 million); (ii) net deferred tax assets (approximately $1 million); and (iii) miscellaneous other assets (approximately $5 million) transferred to us by Pfizer, and the removal of (i) property, plant and equipment (approximately $2 million); (ii) miscellaneous other liabilities (approximately $57 million), and (iii) the elimination of prepaid taxes (approximately $4 million) that were retained by Pfizer;

•	The addition of net benefit plan liabilities (approximately $16 million) associated with certain international plans that will be transferred from Pfizer to Zoetis in 2014. See Note 12. Benefit Plans.

The Separation Adjustment associated with Accumulated Other Comprehensive Income reflects the accumulated currency translation adjustment based on the actual legal entity structure of Zoetis.

C. Senior Notes Offering

In connection with the Separation, on January 28, 2013, we issued $3.65 billion aggregate principal amount of our senior notes (the senior notes offering) in a private placement, with an original issue discount of $10 million. For additional information, see Note 9D. Financial Instruments: Senior Notes Offering.

D. Initial Public Offering (IPO)

After the Separation, on February 6, 2013, an IPO of 99,015,000 shares of our Class A common stock (including the exercise of the underwriters’ over-allotment option) at a price of $26.00 per share was completed. Pfizer retained the net proceeds from the IPO.

Immediately following the IPO, there were 99,015,000 outstanding shares of Class A common stock and 400,985,000 outstanding shares of Class B common stock. The rights of the holders of Class A common stock and Class B common stock are identical, except with respect to voting and conversion rights. Following the IPO, Pfizer owned all of the outstanding shares of our Class B Common Stock, all of which was converted to Class A common stock in connection with the Exchange Offer. See E. Exchange Offer. There are no longer any shares of our Class B Common Stock outstanding.

In connection with the IPO, we entered into certain agreements that provide a framework for an ongoing relationship with Pfizer. For additional information, see Note 17B. Transactions and Agreements with Pfizer: Agreements with Pfizer.

E. Exchange Offer

On May 22, 2013, Pfizer announced an exchange offer whereby Pfizer shareholders could exchange a portion of Pfizer common stock for Zoetis common stock. The exchange offer was completed on June 24, 2013, resulting in the full separation of Zoetis and the disposal of Pfizer’s entire ownership and voting interest in Zoetis.

Significant Accounting Policies (Policies)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Accounting Policies [Abstract]
New Accounting Standards

A. New Accounting Standards

The provisions of the following new accounting and disclosure standards were adopted as of January 1, 2012 and did not have a significant impact on our combined financial statements:

•	Presentation of comprehensive income in financial statements. We have presented separate Combined Statements of Comprehensive Income/(Loss).

•	An amendment to the guidelines on the measurement and disclosure of fair value that is consistent between U.S. GAAP and International Financial Reporting Standards.

Estimates and Assumptions

B. Estimates and Assumptions

In preparing the combined financial statements, we use certain estimates and assumptions that affect reported amounts and disclosures, including amounts recorded in connection with acquisitions. These estimates and underlying assumptions can impact all elements of our combined financial statements. For example, in the combined statements of income, in addition to estimates used in determining the allocations of costs and expenses from Pfizer, estimates are used when accounting for deductions from revenues (such as rebates, sales allowances, product returns and discounts), determining cost of sales, allocating cost in the form of depreciation and amortization, and estimating restructuring charges and the impact of contingencies. On the combined balance sheets, estimates are used in determining the valuation and recoverability of assets, such as accounts receivables, inventories, fixed assets, goodwill and other identifiable intangible assets, and estimates are used in determining the reported amounts of liabilities, such as taxes payable, benefit obligations, the impact of contingencies, deductions from revenues and restructuring reserves, all of which also impact the combined statements of income.

Our estimates are often based on complex judgments, probabilities and assumptions that we believe to be reasonable but that can be inherently uncertain and unpredictable. If our estimates and assumptions are not representative of actual outcomes, our results could be materially impacted.

As future events and their effects cannot be determined with precision, our estimates and assumptions may prove to be incomplete or inaccurate, or unanticipated events and circumstances may occur that might cause us to change those estimates and assumptions. We are subject to risks and uncertainties that may cause actual results to differ from estimated amounts, such as changes in competition, litigation, legislation and regulations. We regularly evaluate our estimates and assumptions using historical experience and expectations about the future. We adjust our estimates and assumptions when facts and circumstances indicate the need for change. Those changes generally will be reflected in our combined financial statements on a prospective basis unless they are required to be treated retrospectively under relevant accounting standards. It is possible that others, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

Acquisitions

C. Acquisitions

Our combined financial statements include the operations of acquired businesses from the date of acquisition. We account for acquired businesses using the acquisition method of accounting, which requires, among other things, that most assets acquired and liabilities assumed be recognized at their estimated fair values as of the acquisition date and that the fair value of acquired in-process research and development (IPR&D) be recorded on the balance sheet. Transaction costs are expensed as incurred. Any excess of the consideration transferred over the assigned values of the net assets acquired is recorded as goodwill. When we acquire net assets that do not constitute a business as defined in U.S. GAAP, no goodwill is recognized.

Amounts recorded for acquisitions can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Fair Value

B. Fair Value

Our fair value methodologies depend on the following types of inputs:

•	Quoted prices for identical assets or liabilities in active markets (Level 1 inputs).

•

Quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active or are directly or indirectly observable (Level 2 inputs).

•	Unobservable inputs that reflect estimates and assumptions (Level 3 inputs).

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions.

D. Fair Value

Certain assets and liabilities are required to be measured at fair value, either upon initial recognition or for subsequent accounting or reporting. For example, we use fair value extensively in the initial recognition of net assets acquired in a business combination. Fair value is estimated using an exit price approach, which requires, among other things, that we determine the price that would be received to sell an asset or paid to transfer a liability in an orderly market. The determination of an exit price is considered from the perspective of market participants, considering the highest and best use of assets and, for liabilities, assuming that the risk of non-performance will be the same before and after the transfer.

When estimating fair value, depending on the nature and complexity of the asset or liability, we may use one or all of the following approaches:

•	Income approach, which is based on the present value of a future stream of net cash flows.

•	Market approach, which is based on market prices and other information from market transactions involving identical or comparable assets or liabilities.

•	Cost approach, which is based on the cost to acquire or construct comparable assets less an allowance for functional and/or economic obsolescence.

These fair value methodologies depend on the following types of inputs:

•	Quoted prices for identical assets or liabilities in active markets (Level 1 inputs).

•

Quoted prices for similar assets or liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active or are directly or indirectly observable (Level 2 inputs).

•	Unobservable inputs that reflect estimates and assumptions (Level 3 inputs).

A single estimate of fair value can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Foreign Currency Translation

E. Foreign Currency Translation

For most of our international operations, local currencies have been determined to be the functional currencies. We translate functional currency assets and liabilities to their U.S. dollar equivalents at exchange rates in effect at the balance sheet date and we translate functional currency income and expense amounts to their U.S. dollar equivalents at average exchange rates for the period. The U.S. dollar effects that arise from changing translation rates are recorded in Other comprehensive income/(loss), net of taxes. The effects of converting non-functional currency assets and liabilities into the functional currency are recorded in Other (income)/deductions––net. For operations in highly inflationary economies, we translate monetary items at rates in effect at the balance sheet date, with translation adjustments recorded in Other (income)/deductions––net, and we translate non-monetary items at historical rates.

Revenues, Deductions from Revenues and the Allowance for Doubtful Accounts

F. Revenues, Deductions from Revenues and the Allowance for Doubtful Accounts

We record revenues from product sales when the goods are shipped and title and risk of loss passes to the customer. At the time of sale, we also record estimates for a variety of deductions from revenues, such as rebates, sales allowances, product returns and discounts. Sales deductions are estimated and recorded at the time that related revenues are recorded except for sales incentives, which are estimated and recorded at the time the related revenues are recorded or when the incentive is offered, whichever is later. As applicable, our estimates are generally based on contractual terms or historical experience, adjusted as necessary to reflect our expectations about the future. Taxes collected from customers relating to product sales and remitted to governmental authorities are excluded from Revenues.

As of December 31, 2012 and 2011, accruals for sales deductions included in Other current liabilities are approximately $126 million and $122 million, respectively.

We also record estimates for bad debts. We periodically assess the adequacy of the allowance for doubtful accounts by evaluating the collectability of outstanding receivables based on factors such as past due history, historical and expected collection patterns, the financial condition of our customers, the robust nature of our credit and collection practices and the economic environment.

As of December 31, 2012 and 2011, the allowance for doubtful accounts included in Accounts receivable, less allowance for doubtful accounts are approximately $49 million and $29 million, respectively.

Amounts recorded for sales deductions and bad debts can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Cost of Sales and Inventories

G. Cost of Sales and Inventories

Inventories are carried at the lower of cost or market. The cost of finished goods, work-in-process and raw materials is determined using average actual cost. We regularly review our inventories for impairment and adjustments are recorded when necessary.

Selling, General and Administrative Expenses

H. Selling, General and Administrative Expenses

Selling, general and administrative costs are expensed as incurred. Among other things, these expenses include the internal and external costs of marketing, advertising, and shipping and handling as well as certain costs related to business technology, facilities, legal, finance, human resources, business development, public affairs and procurement, among others.

Advertising expenses relating to production costs are expensed as incurred, and the costs of space in publications are expensed when the related advertising occurs. Advertising and promotion expenses totaled approximately $141 million in 2012, $134 million in 2011 and $132 million in 2010.

Shipping and handling costs totaled approximately $59 million in 2012, $66 million in 2011 and $46 million in 2010.

Research and Development Expenses

I. Research and Development Expenses

Research and development (R&D) costs are expensed as incurred. Research is the effort associated with the discovery of new knowledge that will be useful in developing a new product or in significantly improving an existing product. Development is the implementation of the research findings. Before a compound receives regulatory approval, we record upfront and milestone payments made by us to third parties under licensing arrangements as expense. Upfront payments are recorded when incurred, and milestone payments are recorded when the specific milestone has been achieved. Once a compound receives regulatory approval in a major market, we record any milestone payments in Identifiable intangible assets, less accumulated amortization and, unless the assets are determined to have an indefinite life, we amortize them on a straight-line basis over the remaining agreement term or the expected product life cycle, whichever is shorter.

Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets

J. Amortization of Intangible Assets, Depreciation and Certain Long-Lived Assets

Long-lived assets include:

•	Goodwill—goodwill represents the excess of the consideration transferred for an acquired business over the assigned values of its net assets. Goodwill is not amortized.

•

Identifiable intangible assets, less accumulated amortization—these acquired assets are recorded at our cost. Identifiable intangible assets with finite lives are amortized on a straight-line basis over their estimated useful lives. Identifiable intangible assets with indefinite lives that are associated with marketed products are not amortized until a useful life can be determined. Identifiable intangible assets associated with IPR&D projects are not amortized until regulatory approval is obtained. The useful life of an amortizing asset generally is determined by identifying the period in which substantially all of the cash flows are expected to be generated.

•

Property, plant and equipment, less accumulated depreciation—these assets are recorded at our cost and are increased by the cost of any significant improvements after purchase. Property, plant and equipment assets, other than land and construction-in-progress, are depreciated on a straight-line basis over the estimated useful life of the individual assets. Depreciation begins when the asset is ready for its intended use. For tax purposes, accelerated depreciation methods are used as allowed by tax laws.

Amortization expense related to finite-lived identifiable intangible assets that contribute to our ability to sell, manufacture, research, market and distribute products, compounds and intellectual property are included in Amortization of intangible assets as they benefit multiple business functions. Amortization expense related to intangible assets that are associated with a single function and depreciation of property, plant and equipment are included in Cost of sales, Selling, general and administrative expenses and Research and development expenses, as appropriate.

We review all of our long-lived assets for impairment indicators throughout the year and we perform detailed testing whenever impairment indicators are present. In addition, we perform impairment testing for goodwill and indefinite-lived assets at least annually. When necessary, we record charges for impairments. Specifically:

•

For finite-lived identifiable intangible assets, such as developed technology rights, and for other long-lived assets, such as property, plant and equipment, whenever impairment indicators are present, we calculate the undiscounted value of the projected cash flows associated with the asset, or asset group, and compare this estimated amount to the carrying amount. If the carrying amount is found to be greater, we record an impairment loss for the excess of book value over fair value. In addition, in all cases of an impairment review, we re-evaluate the remaining useful lives of the assets and modify them, as appropriate.

•

For indefinite-lived identifiable intangible assets, such as brands and IPR&D assets, when necessary, we determine the fair value of the asset and record an impairment loss, if any, for the excess of book value over fair value. In addition, in all cases of an impairment review other than for IPR&D assets, we re-evaluate whether continuing to characterize the asset as indefinite-lived is appropriate.

•

For goodwill, when necessary, we determine the fair value of each reporting unit and compare the fair value to its estimated book value. If the carrying amount is found to be greater, we then determine the implied fair value of goodwill by subtracting the fair value of all the identifiable net assets other than goodwill from the fair value of the reporting unit and record an impairment loss for the excess, if any, of book value of goodwill over the implied fair value.

Impairment reviews can involve a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Restructuring Charges and Certain Acquisition-Related Costs

K. Restructuring Charges and Certain Acquisition-Related Costs

We may incur restructuring charges in connection with acquisitions when we implement plans to restructure and integrate the acquired operations or in connection with cost-reduction and productivity initiatives. Included in Restructuring charges and certain acquisition-related costs are all restructuring charges and certain costs associated with acquiring and integrating an acquired business. Transaction costs and integration costs are expensed as incurred. Termination costs are a significant component of restructuring charges and are generally recorded when the actions are probable and estimable.

Amounts recorded for restructuring charges and other associated costs can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Earnings per Share

L. Earnings per Share

The weighted average common shares outstanding for both basic and diluted earnings per share for all periods presented was calculated using an aggregate of 500 million shares of Class A and Class B common stock outstanding, which was the number of Zoetis Inc. shares outstanding at the time of the IPO. There were no Zoetis restricted stock units, stock options or performance shares outstanding prior to the IPO.

Cash Equivalents

M. Cash Equivalents

Cash equivalents include items almost as liquid as cash, such as certificates of deposit and time deposits with maturity periods of three months or less when purchased.

Significant investing activities that affect recognized property, plant and equipment, but that do not result in cash receipts or cash payments in the period are not included in the combined statements of cash flows. Purchases of property, plant and equipment in accounts payable at December 31, 2012 were $14 million, and were insignificant at December 31, 2011 and 2010.

Deferred Tax Assets and Liabilities and Income Tax Contingencies

N. Deferred Tax Assets and Liabilities and Income Tax Contingencies

Deferred tax assets and liabilities are recognized for the expected future tax consequences of differences between the financial reporting and tax bases of assets and liabilities using enacted tax rates and laws. We provide a valuation allowance when we believe that our deferred tax assets are not recoverable based on an assessment of estimated future taxable income that incorporates ongoing, prudent and feasible tax planning strategies.

We account for income tax contingencies using a benefit recognition model. If we consider that a tax position is more likely than not to be sustained upon audit, based solely on the technical merits of the position, we recognize the benefit. We measure the benefit by determining the amount that is greater than 50% likely of being realized upon settlement, presuming that the tax position is examined by the appropriate taxing authority that has full knowledge of all relevant information. Under the benefit recognition model, if the initial assessment fails to result in the recognition of a tax benefit, we regularly monitor our position and subsequently recognize the tax benefit: (i) if there are changes in tax law, analogous case law or there is new information that sufficiently raise the likelihood of prevailing on the technical merits of the position to more likely than not; (ii) if the statute of limitations expires; or (iii) if there is a completion of an audit resulting in a favorable settlement of that tax year with the appropriate agency. We regularly re-evaluate our tax positions based on the results of audits of federal, state and foreign income tax filings, statute of limitations expirations, changes in tax law or receipt of new information that would either increase or decrease the technical merits of a position relative to the “more-likely-than-not” standard. Liabilities associated with uncertain tax positions are classified as current only when we expect to pay cash within the next 12 months. Interest and penalties, if any, are recorded in Provision for taxes on income and are classified on our combined balance sheet with the related tax liability.

Amounts recorded for valuation allowances and income tax contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Benefit Plans

O. Benefit Plans

Generally, most of our employees are eligible to participate in Pfizer’s pension plans. The combined statements of income include all of the benefit plan expenses attributable to the animal health operations of Pfizer, including expenses associated with pension plans, postretirement plans and defined contribution plans. The expenses include allocations of direct expenses, as well as expenses that have been deemed attributable to the animal health operations. The combined balance sheets include the benefit plan assets and liabilities of only those plans that are dedicated to animal health employees.

For the dedicated plans, we recognize the overfunded or underfunded status of defined benefit plans as an asset or liability on the combined balance sheets and the obligations generally are measured at the actuarial present value of all benefits attributable to employee service rendered, as provided by the applicable benefit formula. Pension obligations may include assumptions such as long-term rate of return on plan assets, expected employee turnover, participant mortality, and future compensation levels. Plan assets are measured at fair value. Net periodic benefit costs are recognized, as required, into Cost of sales, Selling, general and administrative expenses and Research and development expenses, as appropriate.

Amounts recorded for benefit plans can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Asset Retirement Obligations

P. Asset Retirement Obligations

We record accruals for the legal obligations associated with the retirement of tangible long-lived assets, including obligations under the doctrine of promissory estoppel and those that are conditioned upon the occurrence of future events. These obligations generally result from the acquisition, construction, development and/or normal operation of long-lived assets. We recognize the fair value of these obligations in the period in which they are incurred by increasing the carrying amount of the related asset. Over time, we recognize expense for the accretion of the liability and for the amortization of the asset.

As of December 31, 2012 and 2011, accruals for direct asset retirement obligations included in Other current liabilities are $0.2 million and $1 million, respectively, and included in Other noncurrent liabilities are $15 million and $13 million, respectively.

Amounts recorded for asset retirement obligations can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Legal and Environmental Contingencies

Q. Legal and Environmental Contingencies

We are subject to numerous contingencies arising in the ordinary course of business, such as product liability and other product-related litigation, commercial litigation, patent litigation, environmental claims and proceedings, government investigations and guarantees and indemnifications. We record accruals for these contingencies to the extent that we conclude that a loss is both probable and reasonably estimable. If some amount within a range of loss appears to be a better estimate than any other amount within the range, we accrue that amount. Alternatively, when no amount within a range of loss appears to be a better estimate than any other amount, we accrue the lowest amount in the range. We record anticipated recoveries under existing insurance contracts when recovery is assured.

Amounts recorded for contingencies can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Share-Based Payments

R. Share-Based Payments

Our compensation programs include grants under Pfizer’s share-based payment plans. All grants under share-based payment programs are accounted for at fair value and such amounts generally are amortized on a straight-line basis over the vesting term to Cost of sales, Selling, general and administrative expenses, and Research and development expenses, as appropriate.

Amounts recorded for share-based compensation can result from a complex series of judgments about future events and uncertainties and can rely heavily on estimates and assumptions. For information about the risks associated with estimates and assumptions, see Note 3B. Significant Accounting Policies—Estimates and Assumptions.

Business Unit Equity

S. Business Unit Equity

Total business unit equity represents Pfizer’s equity investment in Zoetis and the net amounts due to or due from Pfizer. Recorded amounts reflect capital contributions and/or dividends, as well as the results of operations and other comprehensive income/(loss).

Acquisitions, Divestitures and Certain Investments (Tables)	12 Months Ended
Dec. 31, 2012
Text Block [Abstract]
Schedule of Assets Acquired and Liabilities Assumed as Part of Business Combination

The assets acquired and liabilities assumed from King for KAH follow:

(MILLIONS OF DOLLARS)	Amounts recognized as of the acquisition date
Working capital deficit, excluding inventories(a)	$(11)
Inventories	104
Property, plant and equipment	94
Identifiable intangible assets	130
Net tax accounts	(10)
All other noncurrent assets and liabilities, net	(7)

Total identifiable net assets	300
Goodwill(b)	45

Net assets acquired/total consideration transferred	$345

(a)	Includes accounts receivable, other current assets, accounts payable and other current liabilities.
(b)

Goodwill recognized as of the acquisition date was attributable to all four of our geographic area operating segments. See Note 12A. Goodwill and Other Intangible Assets—Goodwill for additional information.

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Text Block [Abstract]
Schedule of Costs Associated with Cost-Reduction/Productivity Initiatives and Acquisition Activity

The components of costs incurred in connection with our acquisitions and restructuring initiatives follow:

	Three Months Ended		Six Months Ended
(MILLIONS OF DOLLARS)	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Restructuring charges and certain acquisition-related costs:
Integration costs(a)	$10	$5	$14	$9
Restructuring charges (benefits)(b):
Employee termination costs	(30)	1	(27)	3
Asset impairment charges	—	1	—	1
Exit costs	—	—	—	1

Total direct	(20)	7	(13)	14

Integration costs(a)	—	7	—	12
Restructuring charges(b):
Employee termination costs	—	9	—	14
Asset impairment charges	—	1	—	8
Exit costs	—	—	—	1

Total allocated	—	17	—	35

Total Restructuring charges and certain acquisition-related costs	(20)	24	(13)	49

Other costs associated with cost-reduction/productivity initiatives:
Additional depreciation associated with asset restructuring—direct(c)	1	2	1	5
Additional depreciation associated with asset restructuring—allocated(c)	—	—	2	9
Implementation costs—allocated(d)	—	1	1	2

Total costs associated with acquisitions and cost-reduction/productivity initiatives	$(19)	$27	$(9)	$65

(a)

Integration costs represent external, incremental costs directly related to integrating acquired businesses and primarily include expenditures for consulting and the integration of systems and processes.

(b)

The restructuring benefit for the three and six months ended June 30, 2013 is related to the reversal of certain employee termination expenses associated with our operations in Europe and the restructuring charges for the three and six months July 1, 2012 are primarily related to the integration of FDAH and KAH.

The direct charges are associated with the following:

•	For the three months ended June 30, 2013—Manufacturing/research/corporate ($30 million income).

•	For the six months ended June 30, 2013—Manufacturing/research/corporate ($27 million income).

•	For the three months ended July 1, 2012—U.S. ($3 million), EuAfME ($1 million), and manufacturing/research/corporate ($2 million income).

•	For the six months ended July 1, 2012—U.S. ($3 million), EuAfME ($1 million income), CLAR ($1 million), and manufacturing/research/corporate ($2 million).

(c)

Additional depreciation associated with asset restructuring represents the impact of changes in the estimated lives of assets involved in restructuring actions. For the three months ended June 30, 2013, included in Cost of sales ($1 million). For the six months ended June 30, 2013, included in Cost of sales ($1 million) and Selling, general and administrative expenses ($2 million). For the three months ended July 1, 2012, included in Cost of sales ($2 million). For the six months ended July 1, 2012, included in Cost of sales ($5 million) and Research and development expenses ($9 million).

(d)

Implementation costs—allocated represent external, incremental costs directly related to implementing cost reduction/productivity initiatives, and primarily include expenditures related to system and process standardization and the expansion of shared services. Included in Selling, general and administrative expenses.

The components of costs incurred in connection with acquisitions and cost-reduction/productivity initiatives follow:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Restructuring Charges and Certain Acquisition-Related Costs:
Integration costs(a)	$26	$30	$43
Restructuring charges:(b)
Employee termination costs	49	53	15
Asset impairment charges	4	—	5
Exit costs	(1)	1	35

Total Direct	78	84	98

Transaction costs(c)	—	2	1
Integration costs(a)	21	41	49
Restructuring charges:(b)
Employee termination costs	19	20	25
Asset impairment charges	10	7	13
Exit costs	7	—	16

Total Allocated	57	70	104

Total Restructuring charges and certain acquisition-related costs	135	154	202

Other Costs Associated with Cost-Reduction/Productivity Initiatives:
Additional depreciation associated with asset restructuring—direct(d)	11	9	—
Additional depreciation associated with asset restructuring—allocated(d)	13	20	17
Implementation costs—direct(e)	—	3	—
Implementation costs—allocated(e)	9	—	—

Total costs associated with acquisitions and cost-reduction/productivity initiatives	$168	$186	$219

(a)

Integration costs represent external, incremental costs directly related to integrating acquired businesses and primarily include expenditures for consulting and the integration of systems and processes.

(b)	Restructuring charges are primarily related to our cost-reduction/ productivity initiatives in 2012, the integration of KAH in 2011 and the integration of FDAH in 2010.

The direct restructuring charges are associated with the following:

•	2012 Direct—EuAfME ($51 million), CLAR ($3 million), APAC ($1 million income) and manufacturing/research/corporate ($1 million income).

•	2011 Direct—U.S. ($2 million), EuAfME ($33 million), CLAR ($2 million), APAC ($2 million income) and manufacturing/research/corporate ($19 million).

•	2010 Direct—U.S. ($14 million income), EuAfME ($24 million), CLAR ($4 million), APAC ($10 million) and manufacturing/research/corporate ($31 million).

(c)	Transaction costs represent external costs directly related to acquiring businesses and primarily include expenditures for banking, legal, accounting and other similar services.
(d)

Additional depreciation associated with asset restructuring represents the impact of changes in the estimated lives of assets involved in restructuring actions. In 2012, included in Cost of sales ($10 million), Selling, general and administrative expenses ($5 million) and Research and development expenses ($9 million). In 2011, included in Cost of sales ($6 million), Selling, general and administrative expenses ($4 million) and Research and development expenses ($19 million). In 2010, included in Selling, general and administrative expenses ($17 million).

(e)

Implementation costs, represent external, incremental costs directly related to implementing cost-reduction/productivity initiatives, and primarily include expenditures related to system and process standardization and the expansion of shared services. In 2012, included in Selling, general and administrative expenses ($8 million) and Research and development expenses ($1 million). In 2011, included in Selling, general and administrative expenses ($2 million) and Research and development expenses ($1 million).

Schedule of Restructuring and Related Costs

The components of and changes in our direct restructuring accruals follow:

(MILLIONS OF DOLLARS)	Employee Termination Costs	Asset Impairment Charges	Exit Costs	Accrual
Balance, December 31, 2012(a)	$68	$—	$6	$74
Provision/(Benefit)	(27)	—	—	(27)
Utilization and other(b)	(10)	—	(5)	(15)
Separation adjustment(c)	(14)	—	—	(14)

Balance, June 30, 2013(a)	$17	$—	$1	$18

(a)	At June 30, 2013 and December 31, 2012, included in Other current liabilities ($9 million and $63 million, respectively) and Other noncurrent liabilities ($9 million and $11 million, respectively).
(b)	Includes adjustments for foreign currency translation.
(c)	See Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation.

The components and activity of our direct restructuring charges identified with Zoetis follow:

(MILLIONS OF DOLLARS)	Employee Termination Costs	Asset Impairment Charges	Exit Costs	Accrual
Balance, December 31, 2009	$180	$—	$5	$185
Provision	15	5	35	55
Utilization and other(a)	(105)	(5)	(29)	(139)

Balance, December 31, 2010	90	—	11	101
Provision	53	—	1	54
Utilization and other(a)	(73)	—	(1)	(74)

Balance, December 31, 2011(b)	70	—	11	81
Provision	49	4	(1)	52
Utilization and other(a)	(51)	(4)	(4)	(59)

Balance, December 31, 2012(b)	$68	$—	$6	$74

(a)	Includes adjustments for foreign currency translation.
(b)	At December 31, 2012 and 2011, included in Other current liabilities ($63 million and $53 million, respectively) and Other noncurrent liabilities ($11 million and $28 million, respectively).

Other (Income)/Deductions-Net (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Other Income And Expenses [Abstract]
Components of Other (Income)/Deductions-Net

The components of Other (income)/deductions—net follow:

	Three Months Ended		Six Months Ended
(MILLIONS OF DOLLARS)	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Royalty-related income	$(5)	$(7)	$(13)	$(13)
Identifiable intangible asset impairment charges	—	3	1	3
Net gain on sale of assets(a)	(6)	—	(6)	—
Certain legal matters, net(b)	—	(19)	—	(19)
Foreign currency loss(c)	2	3	12	3
Other, net	(1)	—	1	—

Other (income)/deductions—net	$(10)	$(20)	$(5)	$(26)

(a)	For the three and six months ended June 30, 2013, represents the net gain on the government-mandated sale of certain product rights in Brazil that were acquired with the FDAH acquisition in 2009.
(b)

For the three and six months ended July 1, 2012, represents income from a favorable legal settlement related to an intellectual property matter ($14 million) and a change in estimate for an environmental-related reserve due to a favorable settlement ($7 million) partially offset by litigation-related charges ($2 million).

(c)	For the six months ended June 30, 2013, primarily related to the Venezuela currency devaluation in February 2013.

The components of Other (income)/deductions—net follow:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Interest expense on allocated long-term debt(a)	$31	$36	$37
Royalty-related income	(32)	(26)	(30)
Net gains on sales of certain assets(b)	—	—	(104)
Identifiable intangible asset impairment charges(c)	5	69	—
Certain legal matters, net(d)	(19)	—	—
Other, net	—	5	4

Other (income)/deductions—net	$(15)	$84	$(93)

(a)

The interest expense on allocated long-term debt reflects an allocation of Pfizer’s weighted average effective interest rate on the Wyeth/FDAH-related acquisition debt, issued in March and June of 2009, of 5.3% in 2012, 5.1% in 2011 and 5.1% in 2010. See also Note 9D. Financial Instruments—Allocated Long-Term Debt.

(b)

Represents net gains on the sales of certain animal health assets divested in connection with Pfizer’s 2009 acquisition of Wyeth/FDAH. See also Note 4C. Acquisitions, Divestitures and Certain Investments—Divestitures.

(c)

In 2012, the asset impairment charges include (i) approximately $2 million of finite-lived companion animal developed technology rights; (ii) approximately $1 million of finite-lived trademarks related to genetic testing services; and (iii) approximately $2 million of finite-lived patents related to poultry technology. The asset impairment charges for 2012 reflect, among other things, loss of revenues as a result of negative market conditions and, with respect to the poultry technology, a re-assessment of economic viability. In 2011, the asset impairment charges include (i) approximately $30 million of finite-lived intangible assets related to parasiticides technology as a result of declining gross margins and increased competition; (ii) approximately $12 million of finite-lived intangible assets related to equine influenza and tetanus technology due to third-party supply issues; (iii) approximately $10 million of finite-lived intangible assets related to genetic testing services that did not find consumer acceptance; and (iv) approximately $17 million related to in-process research and development projects (acquired from Vetnex in 2010 and from FDAH in 2009), as a result of the termination of the development programs due to a re-assessment of economic viability.

(d)

In 2012, represents income from a favorable legal settlement related to an intellectual property matter ($14 million income) and a change in estimate for an environmental-related reserve ($7 million income), partially offset by litigation-related charges ($2 million).

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Components of Income Before Provision for Taxes on Income

The components of Income before provision for taxes on income follow:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
United States	$340	$(239)	$(349)
International	370	633	527

Income before provision for taxes on income(a)(b)	$710	$394	$178

(a)

2012 vs. 2011—The increase in United States income is primarily due to sales growth in both livestock and companion animals. Other factors include reduced restructuring charges and increased operational efficiencies. The decrease in international income was largely driven by the unfavorable impact of foreign exchange and lower revenues due to adverse macroeconomic conditions.

(b)

2011 vs. 2010—The decrease in the United States loss was primarily due to lower integration and restructuring costs and cost reductions due to both acquisition-related synergies and initiatives undertaken during the year, partially offset by the non-recurrence of gains related to FDAH divestitures. The increase in the international income was due to cost reductions which were the result of both acquisition-related synergies and cost reduction/productivity initiatives undertaken during the year.

Schedule of Provision for Taxes on Income

The components of Provision for taxes on income based on the location of the taxing authorities, follow:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
United States:
Current income taxes:
Federal	$132	$(3)	$(22)
State and local	5	(1)	(3)
Deferred income taxes:
Federal	(7)	(19)	(11)
State and local	11	(3)	(8)

Total U.S. tax provision/(benefit)	141	(26)	(44)
International:
Current income taxes	211	85	160
Deferred income taxes	(78)	87	(49)

Total international tax provision	133	172	111

Provision for taxes on income(a)(b)(c)(d)	$274	$146	$67

(a)	In 2012, the Provision for taxes on income reflects the following:

•

U.S. tax benefits of approximately $29.3 million, representing tax and interest, resulting from a multi-year settlement with the U.S. Internal Revenue Service with respect to audits for the years 2006 through 2008, and international tax benefits of approximately $2.7 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities and from the expiration of certain statutes of limitations;

•

U.S. tax expense of approximately $9 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters—Deferred Taxes);

•	The expiration of the U.S. research and development tax credit on December 31, 2011; and

•	Tax cost related to changes in uncertain tax positions (see Note 7C. Tax Matters—Tax Contingencies).

(b)	In 2011, the Provision for taxes on income reflects the following:

•

U.S tax expense of approximately $9 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters—Deferred Taxes); and

•

U.S. tax benefits of approximately $9.5 million, representing tax and interest, resulting from the tax benefit recorded in connection with the settlement of certain audits with the U.S. Internal Revenue Service.

(c)	In 2010, the Provision for taxes on income reflects the following:

•

U.S. tax expense of approximately $39 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters—Deferred Taxes);

•	U.S. tax benefits of approximately $33.4 million, representing tax and interest, resulting from a settlement with the U.S. Internal Revenue Service;

•	U.S. tax benefit resulting from a decrease in deferred income tax liabilities related to fair value adjustments recorded in connection with our acquisition of FDAH; and

•

U.S. tax expense of approximately $21.3 million related to the write-off of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage resulting from the provision of the U.S. Healthcare Legislation.

(d)

In all years, federal, state and international tax liabilities assumed or established as part of a business acquisition are not included in Provision for taxes on income (see Note 4. Acquisitions, Divestitures, and Certain Investments).

Schedule of Effective Income Tax Rate Reconciliation

The reconciliation of the U.S. statutory income tax rate to our effective tax rate follows:

	Year Ended December 31,
	2012	2011	2010
U.S. statutory income tax rate	35.0%	35.0%	35.0%
State and local taxes, net of federal benefits(a)	1.7	(0.2)	(2.3)
Taxation of non-U.S. operations(b)(c)(d)(e)	5.6	2.7	8.2
Tax settlements and resolution of certain tax positions(f)	(4.1)	(2.4)	(18.7)
U.S. healthcare legislation(g)	(0.4)	0.3	12.0
U.S. research and development tax credit and manufacturing deduction(h)	(0.3)	(2.3)	(3.1)
Non-deductible items(h)	0.8	2.1	4.2
All other—net	0.3	1.9	2.3

Effective tax rate	38.6%	37.1%	37.6%

(a)

The rate impact of this component is influenced by the specific level of U.S. earnings in a specific year. In 2012, the increase in the impact of state taxes on the effective tax rate as compared to 2011 reflects an increase in state earnings. In 2011 and 2010, the rate impact reflects state losses in both years, with larger losses in 2010.

(b)

For taxation of non-U.S. operations, this rate impact reflects the income tax rates and relative earnings in the locations where we do business outside of the U.S., together with the cost of repatriation decisions, as well as changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions”: (i) the jurisdictional location of earnings is a component of our effective tax rate each year as tax rates outside of the U.S. are generally lower than the U.S. statutory income tax rate. The rate impact of the jurisdictional location of earnings is influenced by the specific location of non-U.S. earnings and the level of such earnings as compared to our total earnings. This rate impact is then offset or more than offset by the cost of repatriation decisions and other U.S. tax implications of our foreign operations, which may significantly impact the taxation of non-U.S. operations; and (ii) the impact of changes in uncertain tax positions not included in the reconciling item called “Tax settlements and resolution of certain tax positions” is a component of our effective tax rate each year that can result in either an increase or decrease to our effective tax rate. The jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs, can vary as a result of the repatriation decisions and as a result of operating fluctuations in the normal course of business, the impact of non-deductible items and the extent and location of other income and expense items, such as restructuring charges, asset impairments and gains and losses on asset divestitures.

(c)

The rate impact of taxation of non-U.S. operations was an increase to our effective tax rate in all periods presented due to (i) the cost of repatriation decisions and other U.S. tax implications that more than offset the impact of the generally lower tax rates outside of the U.S.; (ii) the tax impact of non-deductible items in those jurisdictions; and (iii) the tax impact of changes in uncertain tax positions related to our non-U.S. operations.

(d)

The increase in the rate in 2012 as compared to 2011 is primarily due to increases in uncertain tax positions (see Note 7C. Tax Matters—Tax Contingencies, for current and prior period increases to uncertain tax positions), of which a significant portion relates to our non-U.S. operations. The decrease in the rate in 2011 as compared to 2010 is primarily due to changes in jurisdictional mix of earnings, as discussed above.

(e)

For all periods presented, in Singapore, our non-dedicated entities benefited from an incentive tax rate applicable to income from manufacturing and other operations (rate effective through 2016). In 2012, in Singapore, our dedicated entities benefited from an incentive tax rate applicable to certain earnings (rate effective from October 29, 2012 through October 29, 2016).

(f)	For a discussion about tax settlements and resolution of certain tax positions, see above in this Note 7A Tax Matters—Taxes on Income.
(g)

The decrease in the rate in 2012 primarily relates to the tax benefit recorded in connection with the establishment of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage. The increase in the rate in 2010 is related to the write-off of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage resulting from the provision of the U.S. Healthcare Legislation.

(h)

We received no benefit from the U.S. research and development tax credit in 2012 as the credit expired on December 31, 2011 and was not extended until January 2013. In all years, we received a benefit from the U.S. manufacturing deduction. Non-deductible items include meals and entertainment expenses.

Schedule of Deferred Tax Assets and Liabilities

The components of our deferred tax assets and liabilities, shown before jurisdictional netting, follow:

	2012 Deferred Tax		2011 Deferred Tax
(MILLIONS OF DOLLARS)	Assets	(Liabilities)	Assets	(Liabilities)
Prepaid/deferred items	$75	$(6)	$77	$(4)
Inventories	12	(3)	46	(5)
Intangibles	47	(234)	5	(273)
Property, plant and equipment	48	(109)	1	(122)
Employee benefits	54	—	34	—
Restructuring and other charges	32	(5)	37	(1)
Legal and product liability reserves	21	(1)	17	—
Net operating loss/credit carry forwards	219	—	212	—
Unremitted earnings	—	(86)	—	(93)
All other	4	(7)	3	(1)

Subtotal	512	(451)	432	(499)
Valuation allowance	(69)	—	(5)	—

Total deferred taxes	$443	$(451)	$427	$(499)
Net deferred tax liability(a)(b)		$(8)		$(72)

(a)

2012 vs. 2011-The decrease in net deferred tax liability position in 2012 reflects an increase in noncurrent deferred tax assets recorded in connection with book/tax basis differentials primarily related to intangibles and PP&E, established as a result of certain restructuring activities and a decrease in deferred income tax liabilities related to unremitted earnings, primarily as a result of distributions, partially offset by an increase in valuation allowances representing the amounts determined to be unrecoverable.

(b)

In 2012, included in Current deferred tax assets ($101 million), Noncurrent deferred tax assets ($216 million), Other current liabilities ($2 million) and Noncurrent deferred tax liabilities ($323 million). In 2011, included in Current deferred tax assets ($96 million), Noncurrent deferred tax assets ($143 million) and Noncurrent deferred tax liabilities ($311 million).

Schedule of Unrecognized Tax Benefits Roll Forward

The reconciliation of the beginning and ending amounts of gross unrecognized tax benefits follows:

(MILLIONS OF DOLLARS)	2012	2011	2010
Balance, January 1	$(114)	$(93)	$(143)
Acquisitions(a)	—	(19)	—
Increases based on tax positions taken during a prior period(b)	(2)	—	(4)
Decreases based on tax positions taken during a prior period(b)(c)	40	1	37
Decreases based on cash payments for a prior period	3	7	11
Increases based on tax positions taken during the current period(b)	(73)	(10)	(10)
Decreases based on tax positions taken during the current period	—	—	16
Lapse in statute of limitations	2	—	—

Balance, December 31(d)	$(144)	$(114)	$(93)

(a)	The amount in 2011 primarily relates to the acquisition of KAH.
(b)	Primarily included in Provision for taxes on income.
(c)	In all years, the decreases are primarily a result of effectively settling certain issues with the U.S. and non-U.S. tax authorities. See Note 7A. Tax Matters—Taxes on Income.
(d)

In 2012, included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($138 million). In 2011, included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($108 million).

Accumulated Other Comprehensive Income/(Loss) (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Equity [Abstract]
Changes, Net of Tax, in Accumulated Other Comprehensive Income (Loss)

Changes, net of tax, in accumulated other comprehensive loss follow:

(MILLIONS OF DOLLARS)	Currency Translation Adjustment	Benefit Plans	Accumulated Other Comprehensive Income/(Loss)
	Net Unrealized Gains/(Losses)	Actuarial Losses
Balance, December 31, 2012	$(152)	$(5)	$(157)
Other comprehensive income/(loss), net of tax	(17)	(3)	(20)
Separation adjustments(a)	(7)	1	(6)

Balance, June 30, 2013	$(176)	$(7)	$(183)

(a)	See Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation.

Changes, net of tax, in Accumulated other comprehensive income/(loss) follow:

	Currency Translation Adjustment	Benefit Plans	Accumulated Other Comprehensive Income/(Loss)
(MILLIONS OF DOLLARS)	Net Unrealized Gains/(Losses)	Actuarial Gains/(Losses)
Balance, December 31, 2009	$58	$(3)	$55
Other comprehensive loss	(121)	(8)	(129)

Balance, December 31, 2010	(63)	(11)	(74)
Other comprehensive income	4	5	9

Balance, December 31, 2011	(59)	(6)	(65)
Other comprehensive income/(loss)	(93)	1	(92)

Balance, December 31, 2012	$(152)	$(5)	$(157)

Financial Instruments (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Investments All Other Investments [Abstract]
Schedule of Maturities of Long-term Debt

The principal amount of long-term debt outstanding as of June 30, 2013 matures in the following years:

(MILLIONS OF DOLLARS)	2014	2015	2016	2017	2018	After 2018	Total
Maturities	$—	$—	$400	$—	$750	$2,500	$3,650

The annual maturity of the allocated long-term debt outstanding as of December 31, 2012 follows:

(MILLIONS OF DOLLARS)	2013	2014	2015	2016	2017	After 2017	Total
Maturities	$73	$—	$92	$79	$—	$338	$582

Schedule of Long-term Debt Instruments

The components of our long-term debt follow:

(MILLIONS OF DOLLARS)	June 30, 2013	December 31, 2012
Allocated long-term debt	$—	$509
1.150% Senior Notes due 2016	400	—
1.875% Senior Notes due 2018	750	—
3.250% Senior Notes due 2023	1,350	—
4.700% Senior Notes due 2043	1,150	—

	3,650	509
Unamortized debt discount	(10)	—

Long-term debt / Allocated long-term debt	$3,640	$509

Schedule of Derivative Instruments in Statement of Financial Position, Fair Value

The location and fair values of derivative instruments not designated as hedging instruments at June 30, 2013 are as follows:

(MILLIONS OF DOLLARS)	Balance Sheet Location	Fair Value of Derivatives
Foreign currency forward-exchange contracts	Other current assets	$4
Foreign currency forward-exchange contracts	Other current liabilities	(1)

Total foreign currency forward-exchange contracts		$3

Inventories (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Inventory Disclosure [Abstract]
Components of Inventory

The components of inventory follow:

(MILLIONS OF DOLLARS)	June 30, 2013	December 31, 2012
Finished goods	$844	$799
Work-in-process	227	332
Raw materials and supplies	186	214

Inventories	$1,257	$1,345

The components of inventory follow:

	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Finished goods(a)	$799	$608
Work-in-process	332	284
Raw materials and supplies	214	171

Inventories	$1,345	$1,063

(a)	Increase in 2012 is due primarily to production increases as a result of increased demand, achieving higher targeted inventory levels for certain products and changes in our supply points.

Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Property Plant And Equipment [Abstract]
Components of Property, Plant and Equipment

The components of property, plant and equipment follow:

	Useful Lives (Years)	As of December 31,
(MILLIONS OF DOLLARS)		2012	2011
Land	—	$35	$31
Buildings	33 1/3 - 50	860	822
Machinery and equipment	8 - 20	1,071	1,021
Furniture, fixtures and other	3 - 12 1/2	127	124
Construction-in-progress	—	159	151

		2,252	2,149
Less: Accumulated depreciation		1,011	906

Property, plant and equipment		$1,241	$1,243

Goodwill and Other Intangible Assets (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
Changes in the Carrying Amount of Goodwill

The components of and changes in the carrying amount of goodwill follow:

(MILLIONS OF DOLLARS)	U.S.	EuAfME	CLAR	APAC	Total
Balance, December 31, 2012	$502	$157	$163	$163	$985
Other(a)	(2)	(1)	—	—	(3)

Balance, June 30, 2013	$500	$156	$163	$163	$982

(a)	Primarily reflects adjustments for foreign currency translation.

The components and changes in the carrying amount of goodwill follow:

(MILLIONS OF DOLLARS)	U.S.	EuAfME	CLAR	APAC	Total
Balance, December 31, 2010	$476	$148	$155	$155	$934
Additions(a)	28	9	9	9	55

Balance, December 31, 2011	504	157	164	164	989
Other(b)	(2)	—	(1)	(1)	(4)

Balance, December 31, 2012	$502	$157	$163	$163	$985

(a)

Primarily reflects the acquisition of KAH and the formation of Jilin (see Note 4A. Acquisitions, Divestitures and Certain Investments—Acquisition of King Animal Health and Note 4D. Acquisitions, Divestitures and Certain Investments—Certain Investments).

(b)	Primarily reflects adjustments for foreign currency translation.

Components of Identifiable Intangible Assets

The components of identifiable intangible assets follow:

	As of June 30, 2013			As of December 31, 2012
(MILLIONS OF DOLLARS)	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, Less Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, Less Accumulated Amortization
Finite-lived intangible assets:
Developed technology rights	$764	$(196)	$568	$762	$(173)	$589
Brands	216	(94)	122	216	(88)	128
Trademarks and trade names	53	(36)	17	54	(36)	18
Other	121	(115)	6	122	(115)	7

Total finite-lived intangible assets	1,154	(441)	713	1,154	(412)	742
Indefinite-lived intangible assets:
Brands	39	—	39	39	—	39
Trademarks and trade names	67	—	67	67	—	67
In-process research and development	15	—	15	20	—	20

Total indefinite-lived intangible assets	121	—	121	126	—	126

Identifiable intangible assets	$1,275	$(441)	$834	$1,280	$(412)	$868

The components of identifiable intangible assets follow:

	As of December 31,
	2012			2011
(MILLIONS OF DOLLARS)	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization	Identifiable Intangible Assets, less Accumulated Amortization
Finite-lived intangible assets:
Developed technology rights	$762	$(173)	$589	$755	$(128)	$627
Brands	216	(88)	128	216	(77)	139
Trademarks and trade names	54	(36)	18	54	(30)	24
Other	122	(115)	7	129	(118)	11

Total finite-lived intangible assets	1,154	(412)	742	1,154	(353)	801
Indefinite-lived intangible assets:
Brands	39	—	39	39	—	39
Trademarks and trade names	67	—	67	67	—	67
In-process research and development	20	—	20	21	—	21

Total indefinite-lived intangible assets	126	—	126	127	—	127

Identifiable intangible assets	$1,280	$(412)	$868	$1,281	$(353)	$928

Schedule of Expected Amortization Expense	The annual amortization expense expected for the years 2013 through 2017 is as follows:

(MILLIONS OF DOLLARS)	2013	2014	2015	2016	2017
Amortization expense	$63	$63	$62	$62	$62

Benefit Plans (Tables)	12 Months Ended
Dec. 31, 2012
Compensation And Retirement Disclosure [Abstract]
Schedule of Assumptions Used

The following table provides the weighted average actuarial assumptions for the dedicated pension plans:

	As of December 31,
(PERCENTAGES)	2012	2011	2010
Weighted average assumptions used to determine benefit obligations:
Discount rate	4.6%	5.8%	5.1%
Rate of compensation increase	5.3%	2.7%	2.7%

Weighted average assumptions used to determine net benefit cost for the year ended December 31:
Discount rate	5.8%	5.1%	6.0%
Expected return on plan assets	3.6%	3.6%	4.0%
Rate of compensation increase	2.7%	2.7%	2.6%

Schedule of Analysis of Change in Benefit Obligations, Plan Assets and Funded Status of Pension and Postretirement Benefit Plan

An analysis of the changes in our benefit obligations, plan assets and funded status of our dedicated plans follows:

	As of and for the Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011
Change in benefit obligation:
Projected benefit obligation, beginning	$37	$39
Changes in actuarial assumptions and other	2	(5)
Adjustments for foreign currency translation	(1)	2
Other—net	1	1

Benefit obligation, ending	39	37

Change in plan assets:
Fair value of plan assets, beginning	33	31
Actual return on plan assets	2	1
Company contributions	2	2
Adjustments for foreign currency translation	(1)	1
Other—net	(1)	(2)

Fair value of plan assets, ending	35	33

Funded status—Projected benefit obligation in excess of plan assets at end of year(a)	$(4)	$(4)

(a)	Included in Other noncurrent liabilities.

Schedule of Benefit Obligations in Excess of Fair Value of Plan Assets

Information related to the funded status of selected plans follows:

	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets(a)	$35	$—
Accumulated benefit obligation(a)	38	2
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	35	33
Projected benefit obligation	39	37

(a)	2012 amounts reflect the anticipated settlement of the Netherlands plan liability in fiscal year 2013.

Components of Plan Assets

The components of plan assets follow:

	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
Cash and cash equivalents	$1	$1
Equity securities: Equity commingled funds	5	4
Debt securities: Government bonds	28	26
Other investments	1	2

Total(a)	$35	$33

(a)

Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 3D. Significant Accounting Policies—Fair Value). All investment plan assets are valued using Level 2 inputs.

Schedule of Percentage of Fair Value of Plan Assets

The long-term target asset allocations and the percentage of the fair value of plans assets for dedicated benefit plans follow:

	As of December 31,
	Target allocation percentage

		Percentage of Plan Assets
(PERCENTAGES)	2012	2012	2011
Cash and cash equivalents	0-20%	1.8%	2.7%
Equity securities	0-20%	13.0%	13.3%
Debt securities	65-80%	79.5%	78.2%
Other investments	0-20%	5.7%	5.8%

Total	100%	100.0%	100.0%

Earnings per Share (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Earnings Per Share [Abstract]
Basic and Diluted Earnings Per Share

The following table presents the calculation of basic and diluted earnings per share:

	Three Months Ended		Six Months Ended
(MILLIONS OF DOLLARS AND SHARES, EXCEPT PER SHARE DATA)	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Numerator
Net income before allocation to noncontrolling interests	$128	$173	$268	$285
Less: net income attributable to noncontrolling interests	—	—	—	1

Net income attributable to Zoetis Inc.	$128	$173	$268	$284

Denominator
Weighted-average common shares outstanding	500.000	500.000	500.000	500.000
Common stock equivalents: stock options and RSUs	0.217	—	0.164	—

Weighted-average common and potential dilutive shares outstanding	500.217	500.000	500.164	500.000

Earnings per share attributable to Zoetis Inc. stockholders—basic	$0.26	$0.35	$0.54	$0.57
Earnings per share attributable to Zoetis Inc. stockholders—diluted	$0.26	$0.35	$0.54	$0.57

The following table presents the calculation of basic and diluted earnings per share:

	Year Ended December 31,
(IN MILLIONS, EXCEPT PER SHARE DATA)	2012	2011	2010
Numerator
Net income before allocation to noncontrolling interests	$436	$248	$111
Less: Net income attributable to noncontrolling interests	—	3	1

Net income attributable to Zoetis	$436	$245	$110

Denominator
Weighted average shares outstanding—basic and diluted	500	500	500

Earnings per share attributable to Zoetis shareholders—basic and diluted	$0.87	$0.49	$0.22

Share-Based Payments (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Disclosure Of Compensation Related Costs Sharebased Payments [Abstract]
Components of Share-based Compensation Expense

The components of share-based compensation expense follow:

	Three Months Ended		Six Months Ended
(MILLIONS OF DOLLARS)	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Stock option expense	$2	$—	$4	$—
RSU expense	1	—	2	—
Pfizer stock benefit plans—direct	17	6	25	12

Share-based compensation expense—direct	20	6	31	12
Share-based compensation expense—indirect	—	3	—	5

Share-based compensation expense—total	$20	$9	$31	$17

The components of share-based compensation expense and the associated tax benefit follow:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Stock option expense	$13	$8	$7
RSU expense	12	10	8
TSRU/PSA expense	3	1	1

Share-based compensation expense—direct	28	19	16
Share-based compensation expense—allocated	5	6	6

Share-based compensation expense—total	33	25	22
Tax benefit for share-based compensation expense	(10)	(6)	(7)

Share-based compensation expense, net of tax	$23	$19	$15

Share-based Payment Awards, Stock Options, Valuation Assumptions

The fair-value-based method for valuing each Zoetis stock option grant on the grant date uses the Black-Scholes-Merton option-pricing model, which incorporates a number of valuation assumptions noted in the following table, shown at their weighted-average values:

Six Months Ended
June 30, 2013
Expected dividend yield(a)	1.0%
Risk-free interest rate(b)	1.29%
Expected stock price volatility(c)	28.2%
Expected term(d) (years)	6.5

(a)	Determined using a constant dividend yield during the expected term of the Zoetis stock option.
(b)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.
(c)	Determined using implied volatility.
(d)	Determined using expected exercise and post-vesting termination patterns.

The fair-value-based method for valuing each Pfizer stock option grant on the grant date uses, for virtually all grants, the Black-Scholes-Merton option-pricing model, which incorporates a number of valuation assumptions noted in the following table, shown at their weighted average values:

	Year Ended December 31,
	2012	2011	2010
Expected dividend yield(a)	4.10%	4.14%	4.00%
Risk-free interest rate(b)	1.28%	2.59%	2.87%
Expected stock price volatility(c)	23.78%	25.55%	26.85%
Expected term(d) (years)	6.5	6.25	6.25

(a)	Determined using a constant dividend yield during the expected term of the Pfizer stock option.
(b)	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.
(c)	Determined using implied volatility, after consideration of historical volatility for Pfizer stock.
(d)	Determined using historical exercise and post-vesting termination patterns.

Stock Option Activity

The following table provides an analysis of stock option activity for the six months ended June 30, 2013:

	Shares	Weighted-Average Exercise Price Per Share	Weighted-Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value(a) (MILLIONS)
Outstanding, December 31, 2012	—	$—
Granted	2,948,882	26.05
Forfeited	(25,894)	26.00

Outstanding, June 30, 2013	2,922,988	$26.05	9.6	$14

Exercisable, June 30, 2013	—	—	—	—

(a)	Market price of underlying Zoetis common stock less exercise price.

The following table summarizes data related to stock option activity:

(MILLIONS OF DOLLARS, EXCEPT PER STOCK OPTION AMOUNTS)	Six Months Ended/As of
June 30, 2013
Weighted-average grant date fair value per stock option	$7.02
Total compensation cost related to nonvested stock options not yet recognized, pre-tax	$16
Weighted-average period over which stock option compensation is expected to be recognized (years)	2.0

The Pfizer stock option activity for direct Zoetis employees under Pfizer plans follows:

	Shares (THOUSANDS)	Weighted-average Exercise Price Per Share	Weighted-average Remaining Contractual Term (YEARS)	Aggregate Intrinsic Value(a) (MILLIONS)
Outstanding, December 31, 2009	15,682	$28.47
Granted	2,723	17.61
Exercised	—	—
Forfeited	(6)	17.47
Canceled	(620)	32.39

Outstanding, December 31, 2010	17,779	26.67
Granted	3,196	18.97
Exercised	—	—
Forfeited	(11)	18.90
Canceled	(1,347)	41.60

Outstanding, December 31, 2011	19,617	24.40
Transferred(b)	2,481	24.40
Granted	4,023	21.07
Exercised	(1,382)	14.94
Forfeited	(5)	21.03
Canceled	(1,762)	36.66

Outstanding, December 31, 2012	22,972	$23.44	5.4	$80
Vested and expected to vest(c), December 31, 2012	22,440	$23.54	5.3	$77
Exercisable, December 31, 2012	12,329	$26.83	3.0	$19

(a)	Market price of underlying Pfizer common stock less exercise price.
(b)	Represents stock options outstanding as of December 31, 2011 for certain Pfizer employees transferred to Zoetis in 2012.
(c)	The number of options expected to vest takes into account an estimate of expected forfeitures.

Data related to Pfizer stock option activity for direct Zoetis employees under Pfizer plans follows:

	Year Ended/As of December 31,
(MILLIONS OF DOLLARS, EXCEPT PER STOCK OPTION AMOUNTS)	2012	2011	2010
Weighted average grant date fair value per stock option	$2.80	$3.15	$3.24
Aggregate intrinsic value on exercise	$11	$—	$—
Cash received upon exercise	$21	$—	$—
Tax benefits realized related to exercise	$6	$—	$—
Total compensation cost related to nonvested stock options not yet recognized, pretax	$8	$9	$8
Weighted average period in years over which stock option compensation cost is expected to be recognized	1.8	1.8	1.8

Restricted Stock Units (RSUs)

In general, the units vest after three years of continuous service from the grant date and the values determined using the fair-value-based method are amortized on a straight-line basis over the vesting term into Cost of sales, Selling, general and administrative expenses, or Research and development expenses, as appropriate.

	Shares	Weighted-Average Grant Date Fair Value Per Share
Nonvested, December 31, 2012	—	$—
Granted	808,243	26.13
Forfeited	(7,226)	26.00

Nonvested, June 30, 2013	801,017	$26.13

The follow table provides data related to RSU activity:

Six Months Ended/As of
(MILLIONS OF DOLLARS)	June 30, 2013
Total compensation cost related to nonvested RSU awards not yet recognized, pre-tax	$19
Weighted-average period over which RSU cost is expected to be recognized (years)	2.6

The RSU activity for direct Zoetis employees under Pfizer plans follows:

	Shares (THOUSANDS)	Weighted- Average Grant Date Fair Value Per Share
Nonvested, December 31, 2009	1,486	$20.53
Granted	599	17.53
Vested	(489)	25.86
Reinvested dividend equivalents	61	17.92
Forfeited	(1)	18.42

Nonvested, December 31, 2010	1,656	17.79
Granted	699	18.83
Vested	(508)	22.91
Reinvested dividend equivalents	75	18.44
Forfeited	(1)	16.59

Nonvested, December 31, 2011	1,921	16.78
Transferred(a)	338	16.78
Granted	907	21.08
Vested	(733)	13.55
Reinvested dividend equivalents	91	22.81
Forfeited	(5)	20.55

Nonvested, December 31, 2012	2,519	$19.34

(a)	Represents nonvested restricted stock units as of December 31, 2011 for certain Pfizer employees transferred to Zoetis in 2012.

Data related to all RSU activity for direct Zoetis employees under Pfizer plans follows:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Total grant date fair-value-based amount of shares vested	$16	$12	$13
Total compensation cost related to nonvested RSU awards not yet recognized, pretax	$13	$12	$8
Weighted average period over which RSU cost is expected to be recognized (years)	1.9	1.9	1.9

Commitments and Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies Disclosure [Abstract]
Schedule of Future Minimum Rental Payments Under Non-Cancellable Operating Leases

Future minimum lease payments under non-cancellable operating leases as of December 31, 2012 follow:

(MILLIONS OF DOLLARS)	2013	2014	2015	2016	2017	After 2017	Total
Maturities	$16	$13	$9	$6	$3	$11	$58

Segment and Other Revenue Information (Tables)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Segment Reporting [Abstract]
Schedule of Selected Income Statement Information by Segment

Selected Statement of Income Information

	Revenue(a)		Earnings(b)		Depreciation and Amortization(c)
(MILLIONS OF DOLLARS)	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Three months ended
U.S.	$437	$421	$254	$227	$8	$8
EuAfME	278	283	91	88	6	6
CLAR	213	211	78	77	4	6
APAC	186	179	71	63	2	3

Total reportable segments	1,114	1,094	494	455	20	23
Other business activities(d)	—	—	(74)	(61)	6	5
Reconciling Items:
Corporate(e)	—	—	(137)	(104)	13	11
Purchase accounting adjustments(f)	—	—	(13)	(13)	13	13
Acquisition-related costs(g)	—	—	(9)	(15)	—	2
Certain significant items(h)	—	—	(43)	14	—	—
Other unallocated(i)	—	—	(31)	(24)	(1)	—

	$1,114	$1,094	$187	$252	$51	$54

Six Months Ended
U.S.	$891	$846	$488	$444	$22	$15
EuAfME	568	558	208	192	12	12
CLAR	384	384	130	131	9	12
APAC	361	353	146	134	6	7

Total reportable segments	2,204	2,141	972	901	49	46
Other business activities(d)	—	—	(148)	(126)	13	8
Reconciling Items:
Corporate(e)	—	—	(253)	(233)	15	17
Purchase accounting adjustments(f)	—	—	(25)	(26)	25	26
Acquisition-related costs(g)	—	—	(15)	(29)	—	5
Certain significant items(h)	—	—	(85)	(17)	—	—
Other unallocated(i)	—	—	(67)	(47)	—	—

	$2,204	$2,141	$379	$423	$102	$102

(a)

Revenue denominated in euros were $166 million and $334 million in the three and six months ended June 30, 2013, respectively and $158 million and $322 million in the three and six months ended July 1, 2012, respectively.

(b)	Defined as income before provision for taxes on income.
(c)	Certain production facilities are shared. Depreciation and amortization is allocated to the reportable operating segments based on estimates of where the benefits of the related assets are realized.
(d)	Other business activities reflect the research and development costs managed by our Research and Development organization.
(e)	Corporate includes, among other things, administration expenses, interest expense, certain compensation and other costs not charged to our operating segments.
(f)	Purchase accounting adjustments include certain charges related to the fair value adjustments to inventory, intangible assets and property, plant and equipment not charged to our operating segments.
(g)

Acquisition-related costs can include costs associated with acquiring, integrating and restructuring acquired businesses, such as allocated transaction costs, integration costs, restructuring charges and additional depreciation associated with asset restructuring. See Note 5. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives, for additional information.

(h)

Certain significant items are substantive, unusual items that, either as a result of their nature or size, would not be expected to occur as part of our normal business on a regular basis. Such items primarily include restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition, the impact of divestiture-related gains and losses and certain costs related to becoming a standalone public company. See Note 5. Restructuring Charges and Other Costs Associated with Acquisition and Cost-Reduction/Productivity Initiatives, for additional information.

•

In the second quarter of 2013, certain significant items primarily includes: (i) $27 million income related to a reversal of certain employee termination expenses; (ii) Zoetis stand-up costs of $77 million; and (iii) $6 million income on the government-mandated sale of certain product rights in Brazil that were acquired with the FDAH acquisition in 2009. Stand-up costs include certain nonrecurring costs related to becoming a standalone public company, such as new branding (including changes to the manufacturing process for required new packaging), the creation of standalone systems and infrastructure, site separation, accelerated vesting and associated cash payment related to certain Pfizer equity awards, and certain legal registration and patent assignment costs.

•

In the second quarter of 2012, certain significant items includes: (i) $14 million income related to a favorable legal settlement for an intellectual property matter; (ii) $6 million income due to a change in estimate related to transitional manufacturing purchase agreements associated with divestitures; (iii) $12 million restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition; and (iv) $6 million income of other.

•

In the six months ended June 30, 2013, certain significant items primarily includes: (i) additional depreciation associated with asset restructuring of $3 million, (ii) $27 million income related to a reversal of certain employee termination expenses; (iii) Zoetis stand-up costs of $111 million; and (iv) $6 million income on the government-mandated sale of certain product rights in Brazil that were acquired with the FDAH acquisition in 2009.

•

In the six months ended July 1, 2012, certain significant items includes: (i) $14 million income related to a favorable legal settlement for an intellectual property matter; (ii) $5 million income due to a change in estimate related to transitional manufacturing purchase agreements associated with divestitures; and (iii) $36 million for restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition.

(i)	Includes overhead expenses associated with our manufacturing operations.

Selected statement of income information follows:

(MILLIONS OF DOLLARS)	Revenues(a)	Earnings(b)	Depreciation and Amortization(c)
Year ended December 31, 2012:
U.S.	$1,776	$921	$28
EuAfME	1,096	375	28
CLAR	769	253	23
APAC	695	236	17

Total reportable segments	4,336	1,785	96
Other business activities(e)	—	(275)	16
Reconciling Items:
Corporate(f)	—	(506)	25
Purchase accounting adjustments(g)	—	(52)	52
Acquisition-related costs(h)	—	(53)	10
Certain significant items(i)	—	(96)	1
Other unallocated(j)	—	(93)	—

	$4,336	$710	$200

Year ended December 31, 2011(d):
U.S.	$1,659	$820	$26
EuAfME	1,144	365	25
CLAR	788	275	25
APAC	642	196	15

Total reportable segments	4,233	1,656	91
Other business activities(e)	—	(279)	15
Reconciling Items:
Corporate(f)	—	(504)	31
Purchase accounting adjustments(g)	—	(82)	59
Acquisition-related costs(h)	—	(122)	6
Certain significant items(i)	—	(172)	3
Other unallocated(j)	—	(103)	—

	$4,233	$394	$205

Year ended December 31, 2010:
U.S.	$1,384	$656	$13
EuAfME	1,020	328	25
CLAR	664	203	19
APAC	514	146	14

Total reportable segments	3,582	1,333	71
Other business activities(e)	—	(264)	17
Reconciling Items:
Corporate(f)	—	(533)	34
Purchase accounting adjustments(g)	—	(148)	63
Acquisition-related costs(h)	—	(217)	—
Certain significant items(i)	—	84	—
Other unallocated(j)	—	(77)	—

	$3,582	$178	$185

(a)	Revenues denominated in euros were approximately $639 million in 2012, $710 million in 2011 and $680 million in 2010.
(b)	Defined as income/(loss) before provision/(benefit) for taxes on income.
(c)	Certain production facilities are shared. Depreciation and amortization is allocated to the reportable operating segments based on estimates of where the benefits of the related assets are realized.
(d)	For 2011, includes KAH commencing from the acquisition date of January 31, 2011.
(e)	Other business activities reflect the research and development costs managed by our Research and Development organization.
(f)	Corporate includes, among other things, administration expenses, allocated interest expense, certain compensation and other costs not charged to our operating segments.
(g)	Purchase accounting adjustments include certain charges related to the fair value adjustments to inventory, intangible assets and property, plant and equipment not charged to our operating segments.
(h)

Acquisition-related costs can include costs associated with acquiring, integrating and restructuring newly acquired businesses, such as allocated transaction costs, integration costs, restructuring charges and additional depreciation associated with asset restructuring (see Note 5. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives for additional information).

(i)

Certain significant items are substantive, unusual items that, either as a result of their nature or size, would not be expected to occur as part of our normal business on a regular basis. Such items primarily include restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition, the impact of certain asset impairments, inventory write-offs and divestiture-related gains and losses (see Note 4. Acquisitions, Divestitures and Certain Investments, Note 5. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives, and Note 6. Other (Income)/Deductions—Net, for additional information).

•

For 2012, certain significant items includes primarily: (i) restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition of $115 million; (ii) income from a favorable legal settlement related to an intellectual property matter of $14 million; and (iii) a change in estimate with respect to transitional manufacturing agreements associated with divestitures of $4 million income.

•

For 2011, certain significant items includes: (i) restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition of $62 million, (ii) certain asset impairment charges of $69 million; (iii) certain charges to write-off inventory of $12 million; (iv) charges related to transitional manufacturing purchase agreements associated with divestitures of $27 million; and (v) other costs of $2 million.

•

For 2010, certain significant items includes: (i) net gains on sales of businesses of $104 million, (ii) charges related to transitional manufacturing purchase agreements associated with divestitures of $4 million, (iii) certain charges to write-off inventory of $13 million; and (iv) restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition of $3 million.

(j)	Includes overhead expenses associated with our manufacturing operations.

Property, Plant and Equipment by Geographic Region

Property, plant and equipment, less accumulated depreciation, by geographic region follow:

	As of December 31,
(MILLIONS OF DOLLARS)	2012	2011
U.S.	$788	$787
EuAfME	224	229
CLAR	72	75
APAC	157	152

Property, plant and equipment, less accumulated depreciation	$1,241	$1,243

Schedule of Significant Product Revenues

Significant species revenue are as follows:

	Three Months Ended		Six Months Ended
(MILLIONS OF DOLLARS)	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Livestock:
Cattle	$356	$371	$746	$771
Swine	152	142	310	285
Poultry	137	129	270	250
Other	25	23	50	50

	670	665	1,376	1,356

Companion Animal:
Horses	45	50	87	95
Dogs and Cats	399	379	741	690

	444	429	828	785

Total revenue	$1,114	$1,094	$2,204	$2,141

Revenue by Major Product Category

Significant revenue by major product category are as follows:

	Three Months Ended		Six Months Ended
(MILLIONS OF DOLLARS)	June 30, 2013	July 1, 2012	June 30, 2013	July 1, 2012
Anti-infectives	$280	$283	$587	$583
Vaccines	301	281	579	546
Parasiticides	208	216	377	377
Medicated feed additives	97	94	201	193
Other pharmaceuticals	193	187	381	364
Other non-pharmaceuticals	35	33	79	78

Total revenue	$1,114	$1,094	$2,204	$2,141

Revenues by Species

Significant species revenues are as follows:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Livestock:
Cattle	$1,608	$1,617	$1,464
Swine	590	562	433
Poultry	501	501	265
Other (Fish and Sheep)	107	98	71

	2,806	2,778	2,233
Companion Animal:
Horses	187	168	159
Dogs and Cats	1,343	1,287	1,190

	1,530	1,455	1,349

Total revenues(a)	$4,336	$4,233	$3,582

(a)	In accordance with our domestic and international year-ends, 2011 includes approximately eleven months of KAH’s U.S. operations and approximately ten months of KAH’s international operations.

Revenues by Major Product Category

Significant revenues by major product category are as follows:

	Year Ended December 31,
(MILLIONS OF DOLLARS)	2012	2011	2010
Anti-infectives	$1,268	$1,311	$1,117
Vaccines	1,117	1,077	1,014
Parasiticides	692	645	602
Medicated feed additives	403	347	86
Other pharmaceuticals	712	724	653
Other non-pharmaceuticals	144	129	110

Total revenues(a)	$4,336	$4,233	$3,582

(a)	In accordance with our domestic and international year-ends, 2011 includes approximately eleven months of KAH’s U.S. operations and approximately ten months of KAH’s international operations.

Subsequent Events (Tables)	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Unaudited Pro Forma Information

The following unaudited table reflects, on a pro forma basis, selected impacts of the senior notes offering, the asset transfer and the removal of Pfizer allocated long-term debt, which will be retained by Pfizer, as if these transactions had occurred on December 31, 2012. The unaudited pro forma information is for illustrative and informative purposes and may not reflect our long-term debt, capital stock or additional paid-in capital if the transactions described had actually occurred as of December 31, 2012.

(MILLIONS OF DOLLARS)
Long-term debt:
Current portion of allocated long-term debt, reported	$73
Allocated long-term debt, reported	509

Total allocated long-term debt, reported	582
Pro forma adjustment: elimination of allocated long-term debt (to be retained by Pfizer)	(582)
Pro forma adjustment: issuance of long-term debt—Senior notes, net of discount	3,640

Long-term debt, pro forma	$3,640

Business unit equity:
Business unit equity, reported	$4,183
Pro forma adjustment: elimination of allocated long-term debt (to be retained by Pfizer)	582
Pro forma adjustment: reclassification of business unit equity on asset transfer	(4,765)

Business unit equity, pro forma	$—

Capital stock:
Capital stock, reported	$—
Pro forma adjustment: issuance of capital stock to Pfizer in connection with asset transfer	5

Capital stock, pro forma	$5

Additional paid-in capital:
Additional paid-in capital, reported	$—
Pro forma adjustment: reclassification of Business unit equity on asset transfer	4,765
Pro forma adjustment: establishment of capital stock on asset transfer	(5)
Pro forma adjustment: consideration paid to Pfizer in connection with asset transfer	(3,559)

Additional paid-capital, pro forma	$1,201

Selected Quarterly Financial Data (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Data

(MILLIONS OF DOLLARS, EXCEPT PER COMMON SHARE DATA)	FIRST	SECOND	THIRD	FOURTH
2012:
Revenues	$1,047	$1,094	$1,019	$1,176
Costs and expenses(a)	851	818	800	1,022
Restructuring charges and certain acquisition-related costs	25	24	6	80

Income before provision for taxes on income	171	252	213	74
Provision for taxes on income(b)	59	79	52	84

Net income/(loss) before allocation to noncontrolling interests	112	173	161	(10)
Less: Net income/(loss) attributable to noncontrolling interests	1	0	(1)	—

Net income/(loss) attributable to Zoetis	$111	$173	$162	$(10)

Earnings/(loss) per common share—basic and diluted(c)	$0.22	$0.35	$0.32	$(0.02)

2011:
Revenues	$983	$1,074	$1,049	$1,127
Costs and expenses	834	950	850	1,051
Restructuring charges and certain acquisition-related costs	37	20	51	46

Income before provision for taxes on income	112	104	148	30
Provision for taxes on income(b)	35	38	53	20

Net income before allocation to noncontrolling interests	77	66	95	10
Less: Net income attributable to noncontrolling interests	1	—	1	1

Net income attributable to Zoetis	$76	$66	$94	$9

Earnings per common share—basic and diluted(c)	$0.15	$0.13	$0.19	$0.02

(a)

Costs and expenses in the fourth quarter reflect seasonal trends as well as specific costs associated with the build-up of our capabilities as a standalone company and costs associated with establishing our own compensation plans.

(b)

The income tax provision in the combined statements of income has been calculated as if Zoetis filed a separate tax return. The tax rate for the fourth quarter of 2012 includes tax costs related to uncertain tax positions, substantially all of which will remain with Pfizer, and to a lesser extent, tax costs associated with repatriation decisions among others. See Notes to Combined Financial Statements—Note 19D. Subsequent Events—Agreements with Pfizer.

(c)

The weighted average common shares outstanding for both basic and diluted earnings per share for all periods presented was calculated using an aggregate of 500 million shares of Class A and Class B common stock outstanding, which was the number of Zoetis Inc. shares outstanding at the time of the IPO. There were no Zoetis restricted stock units, stock options or performance shares outstanding prior to the IPO.

Related Party Transactions (Tables)	6 Months Ended
Jun. 30, 2013
Related Party Transactions [Abstract]
Schedule of Related Party Transactions

The amounts charged under each of the agreements with Pfizer for the three and six months ended June 30, 2013 are as follows:

(MILLIONS OF DOLLARS)	Three Months Ended June 30, 2013	Six months Ended June 30, 2013
Transitional services agreement	$31	$58
Master manufacturing and supply agreements	65	122
Employee matters agreement	51	99

Organization/Business Description - Additional Information (Detail)	Jun. 30, 2013 Species Country Categories Segment	Dec. 31, 2012 Categories Segment Country Species	Feb. 06, 2013 Subsequent Event Animal Health Zoetis IPO
Description Of Business Basis Of Presentation And Summary Of Significant Accounting Policies [Line Items]
Number of regional segments	4	4
Number of countries in which entity markets products	120	120
Number of core animal species	8	8
Number of major product categories	5	5
Non-controlling Interest, Ownership percentage by Non-controlling Owners			19.80%

Basis of Presentation - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended									6 Months Ended		12 Months Ended						12 Months Ended		1 Months Ended	3 Months Ended	12 Months Ended			1 Months Ended	3 Months Ended	12 Months Ended			1 Months Ended	3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended			3 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Sep. 30, 2012	Jul. 01, 2012	Apr. 01, 2012	Dec. 31, 2011	Oct. 02, 2011	Jul. 03, 2011	Apr. 03, 2011	Jun. 30, 2013	Jul. 01, 2012	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010		Jan. 31, 2011 King Pharmaceuticals, Inc.	Dec. 31, 2011 King U.S.	Dec. 31, 2011 King International	Jan. 28, 2013 Allocated Expense From Parent Prior To Initial Public Offering	Jul. 01, 2012 Allocated Expense From Parent Prior To Initial Public Offering	Dec. 31, 2012 Allocated Expense From Parent Prior To Initial Public Offering	Dec. 31, 2011 Allocated Expense From Parent Prior To Initial Public Offering	Dec. 31, 2010 Allocated Expense From Parent Prior To Initial Public Offering	Jan. 28, 2013 Allocated Expense From Parent Prior To Initial Public Offering Cost of Sales	Jul. 01, 2012 Allocated Expense From Parent Prior To Initial Public Offering Cost of Sales	Dec. 31, 2012 Allocated Expense From Parent Prior To Initial Public Offering Cost of Sales	Dec. 31, 2011 Allocated Expense From Parent Prior To Initial Public Offering Cost of Sales	Dec. 31, 2010 Allocated Expense From Parent Prior To Initial Public Offering Cost of Sales	Jan. 28, 2013 Allocated Expense From Parent Prior To Initial Public Offering Selling, General and Administrative Expenses	Jul. 01, 2012 Allocated Expense From Parent Prior To Initial Public Offering Selling, General and Administrative Expenses	Dec. 31, 2012 Allocated Expense From Parent Prior To Initial Public Offering Selling, General and Administrative Expenses	Dec. 31, 2011 Allocated Expense From Parent Prior To Initial Public Offering Selling, General and Administrative Expenses	Dec. 31, 2010 Allocated Expense From Parent Prior To Initial Public Offering Selling, General and Administrative Expenses	Jul. 01, 2012 Allocated Expense From Parent Prior To Initial Public Offering Research and Development Expense	Dec. 31, 2012 Allocated Expense From Parent Prior To Initial Public Offering Research and Development Expense	Dec. 31, 2011 Allocated Expense From Parent Prior To Initial Public Offering Research and Development Expense	Dec. 31, 2010 Allocated Expense From Parent Prior To Initial Public Offering Research and Development Expense	Jul. 01, 2012 Allocated Expense From Parent Prior To Initial Public Offering Restructuring Charges and Certain Acquisition-related Costs	Dec. 31, 2012 Allocated Expense From Parent Prior To Initial Public Offering Restructuring Charges and Certain Acquisition-related Costs	Dec. 31, 2011 Allocated Expense From Parent Prior To Initial Public Offering Restructuring Charges and Certain Acquisition-related Costs	Dec. 31, 2010 Allocated Expense From Parent Prior To Initial Public Offering Restructuring Charges and Certain Acquisition-related Costs
Schedule Of Expenses Allocated From Separation [Line Items]
Percent of outstanding shares initially acquired																	92.50%
Time period of operations included in parent's financial statements																		11 months	10 months
Enabling Functions operating expenses																				$ 11	$ 152	$ 310	$ 335	$ 345		$ 1	$ 1	$ 3	$ 6	$ 11	$ 123	$ 254	$ 268	$ 260	$ 28	$ 55	$ 64	$ 79
PGS manufacturing costs																										12	25	34	42
Restructuring charges and certain acquisition-related costs	(20)	80	6	24	25	46	51	20	37	(13)	49	135	154	[1]	202	[1]																							35	57	70	104
Other costs associated with cost reduction/productivity initiatives-additional depreciation associated with asset restructuring																						13	20	17						2		4	1	17		9	19	0	9
Other costs associated with cost reduction/productivity initiatives-implementation costs																						9	0	0						1	2	8	0	0		1	0	0
Share-based compensation expense	20			6						31	12	28	19		16					3	17	33	25	22	1	3	7	5	3	2	11	21	16	15	3	5	4	4
Transaction costs																																									2	1
Compensation-related expenses																				1	11	12	6	17		3	5	2	5	1	5	5	3	7	3	2	1	5
Interest expense	$ 32			$ 8						$ 54	$ 16									$ 2	$ 16	$ 31	$ 36	$ 37

[1]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.

Significant Accounting Policies - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Jun. 30, 2013
Significant Accounting Policies [Line Items]
Accruals for sales deductions	$ 126		$ 122
Allowance for doubtful accounts	49	[1]	29				34	[1]
Weighted average number of shares outstanding basic and diluted	500	[2]	500	[2],[3]	500	[2],[3]
Purchases of property, plant and equipment in accounts payable	14
Measurement in percentage of benefit likely of being realized upon settlement	50.00%
Accruals for direct asset retirement obligations, current	0.2		1
Accruals for direct asset retirement obligations, non current	15		13
Selling, General and Administrative Expenses
Significant Accounting Policies [Line Items]
Advertising and promotion expense	141		134		132
Shipping and handling costs	$ 59		$ 66		46

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.
[2]	The weighted average shares outstanding for both basic and diluted earnings per share for all periods presented was calculated using 500 million shares of Class A and Class B common stock outstanding, which was the number of Zoetis Inc. shares outstanding at the time of the initial public offering, which was completed on February 6, 2013. There were no Zoetis restricted stock units, stock options or performance shares outstanding prior to the initial public offering.
[3]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.

Acquisitions, Divestiture and Certain Investments - Additional Information (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended				6 Months Ended				12 Months Ended						1 Months Ended	24 Months Ended	12 Months Ended								1 Months Ended		1 Months Ended	11 Months Ended					1 Months Ended			1 Months Ended			1 Months Ended
	Jun. 30, 2013		Jul. 01, 2012		Jun. 30, 2013		Jul. 01, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Oct. 31, 2011 Jilin Pfizer Guoyuan Animal Health Co., Ltd.	Dec. 31, 2011 Wyeth	Dec. 31, 2010 AUSTRALIA	Dec. 31, 2010 Europe	Dec. 31, 2011 Europe Cost of Sales	Dec. 31, 2010 Europe Cost of Sales	Dec. 31, 2011 Europe Other (Income)/Deductions-Net	Dec. 31, 2010 CHINA	Dec. 31, 2010 U.S., Canada, and to a lesser extent, Australia and South Africa	Dec. 31, 2009 U.S., Canada, and to a lesser extent, Australia and South Africa	Jan. 31, 2011 King	Feb. 28, 2011 King	Jan. 31, 2011 King Animal Health (KAH)	Dec. 31, 2011 King Animal Health (KAH)	Jan. 31, 2011 King Animal Health (KAH) Environmental Matters	Jan. 31, 2011 King Animal Health (KAH) Asset Retirement Obligations	Jan. 31, 2011 King Animal Health (KAH) Legal Contingencies	Jan. 31, 2011 King Animal Health (KAH) Uncertain Tax Positions	Dec. 31, 2010 Synbiotics Corporation	Dec. 31, 2010 Synbiotics Corporation Developed Technology Rights	Dec. 31, 2010 Synbiotics Corporation In Process Research And Development	May 31, 2010 Microtek International, Inc.	May 31, 2010 Microtek International, Inc. Developed Technology Rights	May 31, 2010 Microtek International, Inc. In Process Research And Development	Dec. 31, 2009 Vetnex Animal Health Ltd.	Dec. 31, 2009 Vetnex Animal Health Ltd. Developed Technology Rights	Dec. 31, 2009 Vetnex Animal Health Ltd. In Process Research And Development
Significant Acquisitions and Disposals [Line Items]
Acquisition purchase price per share																									$ 14.25	$ 14.25
Percent of outstanding shares initially acquired																									92.50%
Payments to acquire businesses, net of cash acquired					$ 0		$ 1		$ 0		$ 345		$ 81												$ 3,200
Total consideration transferred																									3,600		345						20			6			57
Gross contractual amount receivable																									52
Business combination, recognized identifiable assets acquired and liabilities assumed, contingent liability																													11	4	9	18				2
Revenues																												329
Unaudited pro forma combined revenues											4,275		3,958
Purchase consideration to acquire business, assumed Debt																																	4						8
Identifiable intangible assets															3												130						9	8	1	4	2	2	47	38	9
Goodwill	982	[1]			982	[1]			985	[1]	989		934		10												45 [2]						10						19
Business acquisition, cost of acquired entity, cash paid																																				4
Proceeds from sale of business, net of transaction cost																2	10	145				38		580
Net gains (loss) on asset disposals	6	[3]	0	[3]	6	[3]	0	[3]	0	[4]	0	[4]	104	[4]				71				37		2
Business combination, contingent consideration arrangements, change in amount of contingent consideration, liability																							15
Business combination, provisional information, initial accounting incomplete, adjustment, inventory																	(19)
Incremental charges associated with transitional manufacturing service agreements																			20	5	7
Payment to acquire interest in joint venture															$ 14
Ownership interest in joint venture															45.00%
Non controlling interest ownership percentage in joint venture															55.00%

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.
[2]	Goodwill recognized as of the acquisition date was attributable to all four of our geographic area operating segments. See Note 12A. Goodwill and Other Intangible Assets-Goodwill for additional information.
[3]	For the three and six months ended June 30, 2013, represents the net gain on the government-mandated sale of certain product rights in Brazil that were acquired with the FDAH acquisition in 2009.
[4]	Represents net gains on the sales of certain animal health assets divested in connection with Pfizer's 2009 acquisition of Wyeth/FDAH. See also Note 4C. Acquisitions, Divestitures and Certain Investments-Divestitures.

Assets Acquired and Liabilities Assumed (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2010	Jan. 31, 2011 King Animal Health (KAH)
Business Acquisition [Line Items]
Working capital deficit, excluding inventories							$ (11)	[1]
Inventories							104
Property, plant and equipment							94
Identifiable intangible assets							130
Net tax accounts							(10)
All other noncurrent assets and liabilities, net							(7)
Total identifiable net assets							300
Goodwill	982	[2]	985	[2]	989	934	45	[3]
Net assets acquired/total consideration transferred							$ 345

[1]	Includes accounts receivable, other current assets, accounts payable and other current liabilities.
[2]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.
[3]	Goodwill recognized as of the acquisition date was attributable to all four of our geographic area operating segments. See Note 12A. Goodwill and Other Intangible Assets-Goodwill for additional information.

Schedule of Costs Associated with Cost-Reduction/Productivity Initiatives and Acquisition Activity (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended											6 Months Ended				12 Months Ended
	Jun. 30, 2013		Dec. 31, 2012	Sep. 30, 2012	Jul. 01, 2012		Apr. 01, 2012	Dec. 31, 2011	Oct. 02, 2011	Jul. 03, 2011	Apr. 03, 2011	Jun. 30, 2013		Jul. 01, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Restructuring Cost and Reserve [Line Items]
Total Restructuring charges and certain acquisition-related costs	$ (20)		$ 80	$ 6	$ 24		$ 25	$ 46	$ 51	$ 20	$ 37	$ (13)		$ 49		$ 135		$ 154	[1]	$ 202	[1]
Total costs associated with acquisitions and cost-reduction/productivity initiatives	(19)				27							(9)		65		168		186		219
Direct Cost
Restructuring Cost and Reserve [Line Items]
Integration costs	10	[2]			5	[2]						14	[2]	9	[2]	26	[2]	30	[2]	43	[2]
Employee Termination Costs	(30)	[3]			1	[3]						(27)	[3]	3	[3]	49	[4]	53	[4]	15	[4]
Asset Impairment Charges	0	[3]			1	[3]						0	[3]	1	[3]	4	[4]	0	[4]	5	[4]
Exit costs	0	[3]			0	[3]						0	[3]	1	[3]	(1)	[4]	1	[4]	35	[4]
Total Restructuring charges and certain acquisition-related costs	(20)	[3]			7	[3]						(13)	[3]	14	[3]	78	[4]	84	[4]	98	[4]
Additional depreciation associated with asset restructuring	1	[5]			2	[5]						1	[5]	5	[5]	11	[6]	9	[6]	0	[6]
Implementation costs																0	[7]	3	[7]	0	[7]
Allocated Cost
Restructuring Cost and Reserve [Line Items]
Integration costs	0	[2]			7	[2]						0	[2]	12	[2]	21	[2]	41	[2]	49	[2]
Employee Termination Costs	0	[3]			9	[3]						0	[3]	14	[3]	19	[4]	20	[4]	25	[4]
Asset Impairment Charges	0	[3]			1	[3]						0	[3]	8	[3]	10	[4]	7	[4]	13	[4]
Exit costs	0	[3]			0	[3]						0	[3]	1	[3]	7	[4]	0	[4]	16	[4]
Total Restructuring charges and certain acquisition-related costs	0	[3]			17	[3]						0	[3]	35	[3]	57	[4]	70	[4]	104	[4]
Transaction costs																0	[8]	2	[8]	1	[8]
Additional depreciation associated with asset restructuring	0	[5]			0	[5]						2	[5]	9	[5]	13	[6]	20	[6]	17	[6]
Implementation costs	$ 0	[9]			$ 1	[9]						$ 1	[9]	$ 2	[9]	$ 9	[7]	$ 0	[7]	$ 0	[7]

[1]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[2]	Integration costs represent external, incremental costs directly related to integrating acquired businesses and primarily include expenditures for consulting and the integration of systems and processes.
[3]	The restructuring benefit for the three and six months ended June 30, 2013 is related to the reversal of certain employee termination expenses associated with our operations in Europe and the restructuring charges for the three and six months July 1, 2012 are primarily related to the integration of FDAH and KAH. The direct charges are associated with the following: • For the three months ended June 30, 2013-Manufacturing/research/corporate ($30 million income). • For the six months ended June 30, 2013-Manufacturing/research/corporate ($27 million income). • For the three months ended July 1, 2012-U.S. ($3 million), EuAfME ($1 million), and manufacturing/research/corporate ($2 million income). • For the six months ended July 1, 2012-U.S. ($3 million), EuAfME ($1 million income), CLAR ($1 million), and manufacturing/research/corporate ($2 million)
[4]	(b) Restructuring charges are primarily related to our cost-reduction/ productivity initiatives in 2012, the integration of KAH in 2011 and the integration of FDAH in 2010. The direct restructuring charges are associated with the following: • 2012 Direct-EuAfME ($51 million), CLAR ($3 million), APAC ($1 million income) and manufacturing/research/corporate ($1 million income). • 2011 Direct-U.S. ($2 million), EuAfME ($33 million), CLAR ($2 million), APAC ($2 million income) and manufacturing/research/corporate ($19 million). • 2010 Direct-U.S. ($14 million income), EuAfME ($24 million), CLAR ($4 million), APAC ($10 million) and manufacturing/research/corporate ($31 million).
[5]	Additional depreciation associated with asset restructuring represents the impact of changes in the estimated lives of assets involved in restructuring actions. For the three months ended June 30, 2013, included in Cost of sales ($1 million). For the six months ended June 30, 2013, included in Cost of sales ($1 million) and Selling, general and administrative expenses ($2 million). For the three months ended July 1, 2012, included in Cost of sales ($2 million). For the six months ended July 1, 2012, included in Cost of sales ($5 million) and Research and development expenses ($9 million).
[6]	Additional depreciation associated with asset restructuring represents the impact of changes in the estimated lives of assets involved in restructuring actions. In 2012, included in Cost of sales ($10 million), Selling, general and administrative expenses ($5 million) and Research and development expenses ($9 million). In 2011, included in Cost of sales ($6 million), Selling, general and administrative expenses ($4 million) and Research and development expenses ($19 million). In 2010, included in Selling, general and administrative expenses ($17 million).
[7]	Implementation costs, represent external, incremental costs directly related to implementing cost-reduction/productivity initiatives, and primarily include expenditures related to system and process standardization and the expansion of shared services. In 2012, included in Selling, general and administrative expenses ($8 million) and Research and development expenses ($1 million). In 2011, included in Selling, general and administrative expenses ($2 million) and Research and development expenses ($1 million).
[8]	Transaction costs represent external costs directly related to acquiring businesses and primarily include expenditures for banking, legal, accounting and other similar services.
[9]	Implementation costs-allocated represent external, incremental costs directly related to implementing cost reduction/productivity initiatives, and primarily include expenditures related to system and process standardization and the expansion of shared services. Included in Selling, general and administrative expenses.

Schedule of Costs Associated with Cost-Reduction/Productivity Initiatives and Acquisition Activity (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	6 Months Ended	12 Months Ended			3 Months Ended				6 Months Ended				12 Months Ended						3 Months Ended		6 Months Ended		12 Months Ended		6 Months Ended	12 Months Ended			6 Months Ended	12 Months Ended		3 Months Ended	6 Months Ended	12 Months Ended			6 Months Ended	12 Months Ended						3 Months Ended		6 Months Ended		12 Months Ended			3 Months Ended	6 Months Ended	12 Months Ended
	Dec. 31, 2012	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Jun. 30, 2013 Direct Cost		Jul. 01, 2012 Direct Cost		Jun. 30, 2013 Direct Cost		Jul. 01, 2012 Direct Cost		Dec. 31, 2012 Direct Cost		Dec. 31, 2011 Direct Cost		Dec. 31, 2010 Direct Cost		Jun. 30, 2013 Cost of Sales	Jul. 01, 2012 Cost of Sales	Jun. 30, 2013 Cost of Sales	Jul. 01, 2012 Cost of Sales	Dec. 31, 2012 Cost of Sales	Dec. 31, 2011 Cost of Sales	Jun. 30, 2013 Selling, General and Administrative Expenses	Dec. 31, 2012 Selling, General and Administrative Expenses	Dec. 31, 2011 Selling, General and Administrative Expenses	Dec. 31, 2010 Selling, General and Administrative Expenses	Jul. 01, 2012 Research and Development Expense	Dec. 31, 2012 Research and Development Expense	Dec. 31, 2011 Research and Development Expense	Jul. 01, 2012 Europe, Africa, and Middle East (EuAfME) Direct Cost	Jul. 01, 2012 Europe, Africa, and Middle East (EuAfME) Direct Cost	Dec. 31, 2012 Europe, Africa, and Middle East (EuAfME) Direct Cost	Dec. 31, 2011 Europe, Africa, and Middle East (EuAfME) Direct Cost	Dec. 31, 2010 Europe, Africa, and Middle East (EuAfME) Direct Cost	Jul. 01, 2012 Canada and Latin America (CLAR) Direct Cost	Dec. 31, 2012 Canada and Latin America (CLAR) Direct Cost	Dec. 31, 2011 Canada and Latin America (CLAR) Direct Cost	Dec. 31, 2010 Canada and Latin America (CLAR) Direct Cost	Dec. 31, 2012 Asia Pacific (APAC) Direct Cost	Dec. 31, 2011 Asia Pacific (APAC) Direct Cost	Dec. 31, 2010 Asia Pacific (APAC) Direct Cost	Jun. 30, 2013 Manufacturing Research, Corporate Direct Cost	Jul. 01, 2012 Manufacturing Research, Corporate Direct Cost	Jun. 30, 2013 Manufacturing Research, Corporate Direct Cost	Jul. 01, 2012 Manufacturing Research, Corporate Direct Cost	Dec. 31, 2012 Manufacturing Research, Corporate Direct Cost	Dec. 31, 2011 Manufacturing Research, Corporate Direct Cost	Dec. 31, 2010 Manufacturing Research, Corporate Direct Cost	Jul. 01, 2012 United States Direct Cost	Jul. 01, 2012 United States Direct Cost	Dec. 31, 2011 United States Direct Cost	Dec. 31, 2010 United States Direct Cost
Restructuring Cost and Reserve [Line Items]
Restructuring charges	$ 27	$ (27)	$ 52	$ 54	$ 55																												$ 1	$ (1)	$ 51	$ 33	$ 24	$ 1	$ 3	$ 2	$ 4	$ (1)	$ (2)	$ 10	$ (30)	$ (2)	$ (27)	$ 2	$ (1)	$ 19	$ 31	$ 3	$ 3	$ 2	$ (14)
Additional depreciation associated with asset restructuring						1	[1]	2	[1]	1	[1]	5	[1]	11	[2]	9	[2]	0	[2]	1	2	1	5	10	6	2	5	4	17	9	9	19
Implementation costs														$ 0	[3]	$ 3	[3]	$ 0	[3]								$ 8	$ 2			$ 1	$ 1

[1]	Additional depreciation associated with asset restructuring represents the impact of changes in the estimated lives of assets involved in restructuring actions. For the three months ended June 30, 2013, included in Cost of sales ($1 million). For the six months ended June 30, 2013, included in Cost of sales ($1 million) and Selling, general and administrative expenses ($2 million). For the three months ended July 1, 2012, included in Cost of sales ($2 million). For the six months ended July 1, 2012, included in Cost of sales ($5 million) and Research and development expenses ($9 million).
[2]	Additional depreciation associated with asset restructuring represents the impact of changes in the estimated lives of assets involved in restructuring actions. In 2012, included in Cost of sales ($10 million), Selling, general and administrative expenses ($5 million) and Research and development expenses ($9 million). In 2011, included in Cost of sales ($6 million), Selling, general and administrative expenses ($4 million) and Research and development expenses ($19 million). In 2010, included in Selling, general and administrative expenses ($17 million).
[3]	Implementation costs, represent external, incremental costs directly related to implementing cost-reduction/productivity initiatives, and primarily include expenditures related to system and process standardization and the expansion of shared services. In 2012, included in Selling, general and administrative expenses ($8 million) and Research and development expenses ($1 million). In 2011, included in Selling, general and administrative expenses ($2 million) and Research and development expenses ($1 million).

Schedule of Restructuring and Related Costs (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Dec. 31, 2012		Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Restructuring Cost and Reserve
Beginning balance			$ 74	[1],[2]	$ 81	[1]	$ 101		$ 185
Provision/(Benefit)	27		(27)		52		54		55
Utilization and other			(15)	[3]	(59)	[3]	(74)	[3]	(139)	[3]
Ending balance	74	[1],[2]	18	[2]	74	[1],[2]	81	[1]	101
Separation adjustment			(14)	[4]
Employee Termination Costs
Restructuring Cost and Reserve
Beginning balance			68	[1],[2]	70	[1]	90		180
Provision/(Benefit)			(27)		49		53		15
Utilization and other			(10)	[3]	(51)	[3]	(73)	[3]	(105)	[3]
Ending balance	68	[1],[2]	17	[2]	68	[1],[2]	70	[1]	90
Separation adjustment			(14)	[4]
Asset Impairments [Member]
Restructuring Cost and Reserve
Beginning balance			0	[1],[2]	0	[1]	0		0
Provision/(Benefit)			0		4		0		5
Utilization and other			0	[3]	(4)	[3]	0	[3]	(5)	[3]
Ending balance	0	[1],[2]	0	[2]	0	[1],[2]	0	[1]	0
Separation adjustment			0	[4]
Exit Costs
Restructuring Cost and Reserve
Beginning balance			6	[1],[2]	11	[1]	11		5
Provision/(Benefit)			0		(1)		1		35
Utilization and other			(5)	[3]	(4)	[3]	(1)	[3]	(29)	[3]
Ending balance	6	[1],[2]	1	[2]	6	[1],[2]	11	[1]	11
Separation adjustment			$ 0	[4]

[1]	At December 31, 2012 and 2011, included in Other current liabilities ($63 million and $53 million, respectively) and Other noncurrent liabilities ($11 million and $28 million, respectively).
[2]	At June 30, 2013 and December 31, 2012, included in Other current liabilities ($9 million and $63 million, respectively) and Other noncurrent liabilities ($9 million and $11 million, respectively).
[3]	Includes adjustments for foreign currency translation.
[4]	See Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation.

Schedule of Restructuring and Related Costs (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
Restructuring And Related Activities [Abstract]
Other current liabilities	$ 9	$ 63	$ 53
Other noncurrent liabilities	$ 9	$ 11	$ 28

Components of Other (Income)/Deductions-Net (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				6 Months Ended				12 Months Ended
	Jun. 30, 2013		Jul. 01, 2012		Jun. 30, 2013		Jul. 01, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Other Income and Expenses [Abstract]
Royalty-related income	$ (5)		$ (7)		$ (13)		$ (13)		$ (32)		$ (26)		$ (30)
Net gain on sale of assets	(6)	[1]	0	[1]	(6)	[1]	0	[1]	0	[2]	0	[2]	(104)	[2]
Identifiable intangible asset impairment charges	0		3		1		3		5	[3]	69	[3]	0	[3]
Certain legal matters, net	0	[4]	(19)	[4]	0	[4]	(19)	[4]	(19)	[5]	0	[5]	0	[5]
Other, net	(1)		0		1		0		0		5		4
Other (income)/deductions-net	(10)		(20)		(5)		(26)		(15)		84	[6]	(93)	[6]
Foreign currency loss	2	[7]	3	[7]	12	[7]	3	[7]
Allocated Expense From Parent
Other Income and Expenses [Abstract]
Interest expense on allocated long-term debt									$ 31	[8]	$ 36	[8]	$ 37	[8]

[1]	For the three and six months ended June 30, 2013, represents the net gain on the government-mandated sale of certain product rights in Brazil that were acquired with the FDAH acquisition in 2009.
[2]	Represents net gains on the sales of certain animal health assets divested in connection with Pfizer's 2009 acquisition of Wyeth/FDAH. See also Note 4C. Acquisitions, Divestitures and Certain Investments-Divestitures.
[3]	In 2012, the asset impairment charges include (i) approximately $2 million of finite-lived companion animal developed technology rights; (ii) approximately $1 million of finite-lived trademarks related to genetic testing services; and (iii) approximately $2 million of finite-lived patents related to poultry technology. The asset impairment charges for 2012 reflect, among other things, loss of revenues as a result of negative market conditions and, with respect to the poultry technology, a re-assessment of economic viability. In 2011, the asset impairment charges include (i) approximately $30 million of finite-lived intangible assets related to parasiticides technology as a result of declining gross margins and increased competition; (ii) approximately $12 million of finite-lived intangible assets related to equine influenza and tetanus technology due to third-party supply issues; (iii) approximately $10 million of finite-lived intangible assets related to genetic testing services that did not find consumer acceptance; and (iv) approximately $17 million related to in-process research and development projects (acquired from Vetnex in 2010 and from FDAH in 2009), as a result of the termination of the development programs due to a re-assessment of economic viability.
[4]	For the three and six months ended July 1, 2012, represents income from a favorable legal settlement related to an intellectual property matter ($14 million) and a change in estimate for an environmental-related reserve due to a favorable settlement ($7 million) partially offset by litigation-related charges ($2 million).
[5]	In 2012, represents income from a favorable legal settlement related to an intellectual property matter ($14 million income) and a change in estimate for an environmental-related reserve ($7 million income), partially offset by litigation-related charges ($2 million).
[6]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[7]	For the six months ended June 30, 2013, primarily related to the Venezuela currency devaluation in February 2013.
[8]	The interest expense on allocated long-term debt reflects an allocation of Pfizer's weighted average effective interest rate on the Wyeth/FDAH-related acquisition debt, issued in March and June of 2009, of 5.3% in 2012, 5.1% in 2011 and 5.1% in 2010. See also Note 9D. Financial Instruments-Allocated Long-Term Debt.

Components of Other (Income)/Deductions-Net (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jul. 01, 2012	Jun. 30, 2013	Jul. 01, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Other Income and Expenses [Abstract]
Weighted average effective interest rate on Wyeth/FDAH-related acquisition debt					5.30%		5.10%		5.10%
Intangible asset impairments	$ 0	$ 3	$ 1	$ 3	$ 5	[1]	$ 69	[1]	$ 0	[1]
Gain (Loss) Related to Litigation Settlement				14	14
Change in estimate for an environmental-related reserve				(7)	(7)
Legal Fees				2	2
Developed Technology Rights
Other Income and Expenses [Abstract]
Intangible asset impairments					2
Trademarks
Other Income and Expenses [Abstract]
Intangible asset impairments					1
Patented Technology
Other Income and Expenses [Abstract]
Intangible asset impairments					2
Parasiticides technology as a result of declining gross margins and increased competition
Other Income and Expenses [Abstract]
Intangible asset impairments							30
Equine influenza and tetanus technology due to third-party supply issues
Other Income and Expenses [Abstract]
Intangible asset impairments							12
Genetic testing services that did not find consumer acceptance
Other Income and Expenses [Abstract]
Intangible asset impairments							10
In Process Research And Development
Other Income and Expenses [Abstract]
Intangible asset impairments							$ 17

[1]	In 2012, the asset impairment charges include (i) approximately $2 million of finite-lived companion animal developed technology rights; (ii) approximately $1 million of finite-lived trademarks related to genetic testing services; and (iii) approximately $2 million of finite-lived patents related to poultry technology. The asset impairment charges for 2012 reflect, among other things, loss of revenues as a result of negative market conditions and, with respect to the poultry technology, a re-assessment of economic viability. In 2011, the asset impairment charges include (i) approximately $30 million of finite-lived intangible assets related to parasiticides technology as a result of declining gross margins and increased competition; (ii) approximately $12 million of finite-lived intangible assets related to equine influenza and tetanus technology due to third-party supply issues; (iii) approximately $10 million of finite-lived intangible assets related to genetic testing services that did not find consumer acceptance; and (iv) approximately $17 million related to in-process research and development projects (acquired from Vetnex in 2010 and from FDAH in 2009), as a result of the termination of the development programs due to a re-assessment of economic viability.

Components of Income Before Income Taxes (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended											6 Months Ended				12 Months Ended
	Jun. 30, 2013		Dec. 31, 2012	Sep. 30, 2012	Jul. 01, 2012		Apr. 01, 2012	Dec. 31, 2011	Oct. 02, 2011	Jul. 03, 2011	Apr. 03, 2011	Jun. 30, 2013		Jul. 01, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income Taxes [Line Items]
Income from continuing operations before provision for taxes on income	$ 187	[1]	$ 74	$ 213	$ 252	[1]	$ 171	$ 30	$ 148	$ 104	$ 112	$ 379	[1]	$ 423	[1]	$ 710	[2],[3],[4]	$ 394	[2],[3],[4],[5]	$ 178	[2],[3],[4],[5]
United States
Income Taxes [Line Items]
Income from continuing operations before provision for taxes on income																340		(239)		(349)
International
Income Taxes [Line Items]
Income from continuing operations before provision for taxes on income																$ 370		$ 633		$ 527

[1]	Defined as income before provision for taxes on income.
[2]	2012 vs. 2011-The increase in United States income is primarily due to sales growth in both livestock and companion animals. Other factors include reduced restructuring charges and increased operational efficiencies. The decrease in international income was largely driven by the unfavorable impact of foreign exchange and lower revenues due to adverse macroeconomic conditions.
[3]	2011 vs. 2010-The decrease in the United States loss was primarily due to lower integration and restructuring costs and cost reductions due to both acquisition-related synergies and initiatives undertaken during the year, partially offset by the non-recurrence of gains related to FDAH divestitures. The increase in the international income was due to cost reductions which were the result of both acquisition-related synergies and cost reduction/productivity initiatives undertaken during the year.
[4]	Defined as income/(loss) before provision/(benefit) for taxes on income.
[5]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.

Provision for Taxes on Income (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended																	6 Months Ended		12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012		Sep. 30, 2012		Jul. 01, 2012		Apr. 01, 2012		Dec. 31, 2011		Oct. 02, 2011		Jul. 03, 2011		Apr. 03, 2011		Jun. 30, 2013	Jul. 01, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income Taxes [Line Items]
Provision for taxes on income	$ 59	$ 84	[1]	$ 52	[1]	$ 79	[1]	$ 59	[1]	$ 20	[1]	$ 53	[1]	$ 38	[1]	$ 35	[1]	$ 111	$ 138	$ 274	[2],[3],[4],[5]	$ 146	[2],[3],[4],[5],[6]	$ 67	[2],[3],[4],[5],[6]
United States
Income Taxes [Line Items]
Current federal income taxes																				132		(3)		(22)
Current state and local income taxes																				5		(1)		(3)
Deferred federal income taxes																				(7)		(19)		(11)
Deferred state and local income taxes																				11		(3)		(8)
Total U.S. tax provision/(benefit)																				141		(26)		(44)
International
Income Taxes [Line Items]
Current income taxes																				211		85		160
Deferred income taxes																				(78)		87		(49)
Total international tax provision																				$ 133		$ 172		$ 111

[1]	The income tax provision in the combined statements of income has been calculated as if Zoetis filed a separate tax return. The tax rate for the fourth quarter of 2012 includes tax costs related to uncertain tax positions, substantially all of which will remain with Pfizer, and to a lesser extent, tax costs associated with repatriation decisions among others. See Notes to Combined Financial Statements-Note 19D. Subsequent Events-Agreements with Pfizer.
[2]	In 2012, the Provision for taxes on income reflects the following: • U.S. tax benefits of approximately $29.3 million, representing tax and interest, resulting from a multi-year settlement with the U.S. Internal Revenue Service with respect to audits for the years 2006 through 2008, and international tax benefits of approximately $2.7 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities and from the expiration of certain statutes of limitations; • U.S. tax expense of approximately $9 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters-Deferred Taxes); • The expiration of the U.S. research and development tax credit on December 31, 2011; and • Tax cost related to changes in uncertain tax positions (see Note 7C. Tax Matters-Tax Contingencies).
[3]	(c) In 2010, the Provision for taxes on income reflects the following: • U.S. tax expense of approximately $39 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters-Deferred Taxes); • U.S. tax benefits of approximately $33.4 million, representing tax and interest, resulting from a settlement with the U.S. Internal Revenue Service; • U.S. tax benefit resulting from a decrease in deferred income tax liabilities related to fair value adjustments recorded in connection with our acquisition of FDAH; and • U.S. tax expense of approximately $21.3 million related to the write-off of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage resulting from the provision of the U.S. Healthcare Legislation.
[4]	In 2011, the Provision for taxes on income reflects the following: • U.S tax expense of approximately $9 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters-Deferred Taxes); and • U.S. tax benefits of approximately $9.5 million, representing tax and interest, resulting from the tax benefit recorded in connection with the settlement of certain audits with the U.S. Internal Revenue Service.
[5]	In all years, federal, state and international tax liabilities assumed or established as part of a business acquisition are not included in Provision for taxes on income (see Note 4. Acquisitions, Divestitures, and Certain Investments).
[6]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.

Provision for Taxes on Income (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Line Items]
Deferred income taxes on certain current-year funds earned outside of the U.S.	$ 9	$ 9	$ 39
Deferred tax asset write - off			21.3
Internal Revenue Service (IRS)
Income Taxes [Line Items]
Tax adjustments, settlements, and unusual provisions	29.3	9.5	33.4
Various Foreign Country Tax Authorities
Income Taxes [Line Items]
Tax adjustments, settlements, and unusual provisions	$ 2.7

Tax Rate Reconciliation (Detail)	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jul. 01, 2012	Jun. 30, 2013	Jul. 01, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Income Tax Disclosure [Abstract]
U.S. statutory income tax rate					35.00%		35.00%		35.00%
State and local taxes, net of federal benefits					1.70%	[1]	(0.20%)	[1]	(2.30%)	[1]
Taxation of non-U.S. operations					5.60%	[2],[3],[4],[5]	2.70%	[2],[3],[4],[5]	8.20%	[2],[3],[4],[5]
Tax settlements and resolution of certain tax positions					(4.10%)	[6]	(2.40%)	[6]	(18.70%)	[6]
U.S. healthcare legislation					(0.40%)	[7]	0.30%	[7]	12.00%	[7]
U.S. research and development tax credit and manufacturing deduction					(0.30%)	[8]	(2.30%)	[8]	(3.10%)	[8]
Non-deductible items					0.80%	[8]	2.10%	[8]	4.20%	[8]
All other-net					0.30%		1.90%		2.30%
Effective tax rate	31.60%	31.30%	29.30%	32.60%	38.60%		37.10%		37.60%

[1]	The rate impact of this component is influenced by the specific level of U.S. earnings in a specific year. In 2012, the increase in the impact of state taxes on the effective tax rate as compared to 2011 reflects an increase in state earnings. In 2011 and 2010, the rate impact reflects state losses in both years, with larger losses in 2010.
[2]	For taxation of non-U.S. operations, this rate impact reflects the income tax rates and relative earnings in the locations where we do business outside of the U.S., together with the cost of repatriation decisions, as well as changes in uncertain tax positions not included in the reconciling item called "Tax settlements and resolution of certain tax positions": (i) the jurisdictional location of earnings is a component of our effective tax rate each year as tax rates outside of the U.S. are generally lower than the U.S. statutory income tax rate. The rate impact of the jurisdictional location of earnings is influenced by the specific location of non-U.S. earnings and the level of such earnings as compared to our total earnings. This rate impact is then offset or more than offset by the cost of repatriation decisions and other U.S. tax implications of our foreign operations, which may significantly impact the taxation of non-U.S. operations; and (ii) the impact of changes in uncertain tax positions not included in the reconciling item called "Tax settlements and resolution of certain tax positions" is a component of our effective tax rate each year that can result in either an increase or decrease to our effective tax rate. The jurisdictional mix of earnings, which includes the impact of the location of earnings as well as repatriation costs, can vary as a result of the repatriation decisions and as a result of operating fluctuations in the normal course of business, the impact of non-deductible items and the extent and location of other income and expense items, such as restructuring charges, asset impairments and gains and losses on asset divestitures.
[3]	The rate impact of taxation of non-U.S. operations was an increase to our effective tax rate in all periods presented due to (i) the cost of repatriation decisions and other U.S. tax implications that more than offset the impact of the generally lower tax rates outside of the U.S.; (ii) the tax impact of non-deductible items in those jurisdictions; and (iii) the tax impact of changes in uncertain tax positions related to our non-U.S. operations.
[4]	The increase in the rate in 2012 as compared to 2011 is primarily due to increases in uncertain tax positions (see Note 7C. Tax Matters-Tax Contingencies, for current and prior period increases to uncertain tax positions), of which a significant portion relates to our non-U.S. operations. The decrease in the rate in 2011 as compared to 2010 is primarily due to changes in jurisdictional mix of earnings, as discussed above.
[5]	For all periods presented, in Singapore, our non-dedicated entities benefited from an incentive tax rate applicable to income from manufacturing and other operations (rate effective through 2016). In 2012, in Singapore, our dedicated entities benefited from an incentive tax rate applicable to certain earnings (rate effective from October 29, 2012 through October 29, 2016).
[6]	For a discussion about tax settlements and resolution of certain tax positions, see above in this Note 7A Tax Matters-Taxes on Income.
[7]	The decrease in the rate in 2012 primarily relates to the tax benefit recorded in connection with the establishment of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage. The increase in the rate in 2010 is related to the write-off of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage resulting from the provision of the U.S. Healthcare Legislation.
[8]	We received no benefit from the U.S. research and development tax credit in 2012 as the credit expired on December 31, 2011 and was not extended until January 2013. In all years, we received a benefit from the U.S. manufacturing deduction. Non-deductible items include meals and entertainment expenses.

Deferred Tax Assets and Liabilities (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012		Dec. 31, 2011
Income Tax Disclosure [Abstract]
Prepaid/deferred items - Deferred tax assets		$ 75		$ 77
Inventories - Deferred tax assets		12		46
Intangibles - Deferred tax assets		47		5
Property, plant and equipment - Deferred tax assets		48		1
Employee benefits - Deferred tax assets		54		34
Restructurings and other charges - Deferred tax assets		32		37
Legal and product liability reserves - Deferred tax assets		21		17
Net operating loss/credit carryforwards - Deferred tax assets		219		212
All other - Deferred tax assets		4		3
Subtotal - Deferred tax assets		512		432
Valuation allowance		(69)		(5)
Total deferred taxes - Deferred tax assets		443		427
Prepaid/deferred items - Deferred tax liabilities		(6)		(4)
Inventories - Deferred tax liabilities		(3)		(5)
Intangibles - Deferred tax liabilities		(234)		(273)
Property, plant and equipment - Deferred tax liabilities		(109)		(122)
Restructurings and other charges - Deferred tax liabilities		(5)		(1)
Legal and product liability reserves - Deferred tax liabilities		(1)		0
Unremitted earnings - Deferred tax liabilities		(86)		(93)
All other - Deferred tax liabilities		(7)		(1)
Subtotal - Deferred tax liabilities		(451)		(499)
Total deferred taxes - Deferred tax liabilities		(451)		(499)
Net deferred tax liability	$ (165)	$ (8)	[1],[2]	$ (72)	[1],[2]

[1]	2012 vs. 2011-The decrease in net deferred tax liability position in 2012 reflects an increase in noncurrent deferred tax assets recorded in connection with book/tax basis differentials primarily related to intangibles and PP&E, established as a result of certain restructuring activities and a decrease in deferred income tax liabilities related to unremitted earnings, primarily as a result of distributions, partially offset by an increase in valuation allowances representing the amounts determined to be unrecoverable.
[2]	In 2012, included in Current deferred tax assets ($101 million), Noncurrent deferred tax assets ($216 million), Other current liabilities ($2 million) and Noncurrent deferred tax liabilities ($323 million). In 2011, included in Current deferred tax assets ($96 million), Noncurrent deferred tax assets ($143 million) and Noncurrent deferred tax liabilities ($311 million).

Deferred Tax Assets and Liabilities (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011
Income Tax Disclosure [Abstract]
Current deferred tax assets	$ 92	[1]	$ 101	[1]	$ 96
Noncurrent deferred tax assets	54	[1]	216	[1]	143
Other current deferred liabilities	3		2
Noncurrent deferred tax liabilities	$ 308		$ 323		$ 311

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

Income Taxes (Deferred Taxes) - Additional Information (Detail) (USD $)	Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011
Income Taxes [Line Items]
Net deferred income tax liability	$ 165,000,000		$ 8,000,000	[1],[2]	$ 72,000,000	[1],[2]
Current deferred tax assets	92,000,000	[3]	101,000,000	[3]	96,000,000
Noncurrent deferred tax assets	54,000,000	[3]	216,000,000	[3]	143,000,000
Other current deferred liabilities	3,000,000		2,000,000
Noncurrent deferred tax liabilities	308,000,000		323,000,000		311,000,000
International
Income Taxes [Line Items]
Unremitted earnings tax liability not recognized amount			$ 2,500,000,000

[1]	2012 vs. 2011-The decrease in net deferred tax liability position in 2012 reflects an increase in noncurrent deferred tax assets recorded in connection with book/tax basis differentials primarily related to intangibles and PP&E, established as a result of certain restructuring activities and a decrease in deferred income tax liabilities related to unremitted earnings, primarily as a result of distributions, partially offset by an increase in valuation allowances representing the amounts determined to be unrecoverable.
[2]	In 2012, included in Current deferred tax assets ($101 million), Noncurrent deferred tax assets ($216 million), Other current liabilities ($2 million) and Noncurrent deferred tax liabilities ($323 million). In 2011, included in Current deferred tax assets ($96 million), Noncurrent deferred tax assets ($143 million) and Noncurrent deferred tax liabilities ($311 million).
[3]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

Income Taxes (Tax Contingencies) - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2010		Jun. 30, 2013	Dec. 31, 2011		Dec. 31, 2009
Income Taxes [Line Items]
Unrecognized tax benefits net liabilities	$ 112					$ 82
Unrecognized tax benefits assets	32					32
Unrecognized tax benefits, interest on income taxes expense	1.3		5
Unrecognized tax benefits, interest on income taxes accrued	17					14
Unrecognized tax benefits	144	[1]	93	[1]	35	114	[1]	143
Unrecognized tax benefits, exclusive of interest related to unrecognized tax benefits	17				9
Noncurrent Deferred Tax Assets
Income Taxes [Line Items]
Unrecognized tax benefits	6				6	6
Other Taxes Payable
Income Taxes [Line Items]
Unrecognized tax benefits	$ 138				$ 29	$ 108

[1]	In 2012, included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($138 million). In 2011, included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($108 million).

Reconciliation of Gross Unrecognized Tax Benefits (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Jun. 30, 2013
Income Tax Disclosure [Abstract]
Beginning Balance	$ (114)	[1]	$ (93)	[1]	$ (143)		$ (35)
Acquisitions			(19)	[2]
Increases based on tax positions taken during a prior period	(2)	[3]			(4)	[3]
Decreases based on tax positions taken during a prior period	40	[3],[4]	1	[3],[4]	37	[3],[4]
Decreases based on cash payments for a prior period	3		7		11
Increases based on tax positions taken during the current period	(73)	[3]	(10)	[3]	(10)	[3]
Decreases based on tax positions taken during the current period					16
Lapse in statute of limitations	2
Ending Balance	$ (144)	[1]	$ (114)	[1]	$ (93)	[1]	$ (35)

[1]	In 2012, included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($138 million). In 2011, included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($108 million).
[2]	The amount in 2011 primarily relates to the acquisition of KAH.
[3]	Primarily included in Provision for taxes on income.
[4]	In all years, the decreases are primarily a result of effectively settling certain issues with the U.S. and non-U.S. tax authorities. See Note 7A. Tax Matters-Taxes on Income.

Reconciliation of Gross Unrecognized Tax Benefits (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Reconciliation of Unrecognized Tax Benefits [Line Items]
Unrecognized tax benefits	$ 35	$ 144	[1]	$ 114	[1]	$ 93	[1]	$ 143
Noncurrent Deferred Tax Assets
Reconciliation of Unrecognized Tax Benefits [Line Items]
Unrecognized tax benefits	6	6		6
Other Taxes Payable
Reconciliation of Unrecognized Tax Benefits [Line Items]
Unrecognized tax benefits	$ 29	$ 138		$ 108

[1]	In 2012, included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($138 million). In 2011, included in Noncurrent deferred tax assets ($6 million) and Other taxes payable ($108 million).

Changes, Net of Tax, in Accumulated Other Comprehensive Income (Loss) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended			6 Months Ended			12 Months Ended
	Jun. 30, 2013		Jul. 01, 2012	Jun. 30, 2013		Jul. 01, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Accumulated Other Comprehensive Income Loss [Roll Forward]
Beginning Balance				$ (157)	[1]	$ (65)	$ (65)		$ (74)		$ 55
Other comprehensive income/(loss)	(34)		(162)	(20)		(128)	(92)		9	[2]	(129)	[2]
Separation adjustments				(6)	[3]
Ending Balance	(183)	[1]		(183)	[1]		(157)	[1]	(65)		(74)
Currency Translation Adjustment Net Unrealized Gain/(Losses)
Accumulated Other Comprehensive Income Loss [Roll Forward]
Beginning Balance				(152)		(59)	(59)		(63)		58
Other comprehensive income/(loss)				(17)			(93)		4		(121)
Separation adjustments				(7)	[3]
Ending Balance	(176)			(176)			(152)		(59)		(63)
Benefit Plans Actuarial Gains/(Losses)
Accumulated Other Comprehensive Income Loss [Roll Forward]
Beginning Balance				(5)		(6)	(6)		(11)		(3)
Other comprehensive income/(loss)				(3)			1		5		(8)
Separation adjustments				1	[3]
Ending Balance	$ (7)			$ (7)			$ (5)		$ (6)		$ (11)

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.
[2]	Includes impacts from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[3]	See Note 2B. The Separation, Adjustments Associated with the Separation, Senior Notes Offering, Initial Public Offering and Exchange Offer: Adjustments Associated with the Separation.

Financial Instruments (Accounts Receivable) - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011
Financial Instruments [Abstract]
Accounts receivable, less allowance for doubtful accounts	$ 1,137	[1]	$ 900	[1]	$ 871
Other receivables, current			$ 43		$ 48

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

Financial Instruments (Credit Facility) - Additional Information (Detail) (USD $) In Billions, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
Line of Credit Facility [Line Items]
Revolving credit facility, minimum interest coverage ratio		3.5
Line of Credit Facility, Amount Outstanding	$ 0
Revolving Credit Facility
Line of Credit Facility [Line Items]
Revolving credit facility, term		5 years
Revolving credit facility, current borrowing capacity		1
Revolving credit facility, covenant compliance ratio, 2013		4.35
Revolving credit facility, covenant compliance ratio, 2014		3.95
Revolving credit facility, covenant compliance ratio, 2015		3.5
Revolving credit facility, covenant compliance ratio, 2016 and thereafter		3
Line of credit facility, maximum borrowing capacity		1.5

Financial Instruments (Long-Term Debt) - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument [Line Items]
Long-term debt, weighted average interest rate	5.70%	5.70%
Allocated Long-term Debt
Debt Instrument [Line Items]
Long-term debt, including the current portion	582	575
Allocated Long-term Debt | Fair Value, Inputs, Level 2
Debt Instrument [Line Items]
Fair value, debt instrument	732	690

Schedule of Long-Term Debt Maturity (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
Financial Instruments [Abstract]
2013		$ 73
2014	0	0
2015	0	92
2016	400	79
2017	0	0
After 2017		338
2018	750
After 2018	2,500
Total long-term debt	$ 3,650	$ 582

Components of Inventory (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011
Inventory Disclosure [Abstract]
Finished goods	$ 844		$ 799	[1]	$ 608	[1]
Work-in-process	227		332		284
Raw materials and supplies	186		214		171
Inventories	$ 1,257	[2]	$ 1,345	[2]	$ 1,063

[1]	Increase in 2012 is due primarily to production increases as a result of increased demand, achieving higher targeted inventory levels for certain products and changes in our supply points.
[2]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

Components of Property, Plant and Equipment (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011	Dec. 31, 2012 Buildings Minimum	Dec. 31, 2012 Buildings Maximum	Dec. 31, 2012 Machinery and equipment Minimum	Dec. 31, 2012 Machinery and equipment Maximum	Dec. 31, 2012 Furniture, fixtures and other Minimum	Dec. 31, 2012 Furniture, fixtures and other Maximum
Property, Plant and Equipment [Line Items]
Useful lives (Years)						33 years 4 months	50 years	8 years	20 years	3 years	12 years 6 months
Land			$ 35		$ 31
Buildings			860		822
Machinery and equipment			1,071		1,021
Furniture, fixtures and other			127		124
Construction-in-progress			159		151
Total property, plant and equipment before accumulated depreciation			2,252		2,149
Less: Accumulated depreciation	974	[1]	1,011	[1]	906
Property, plant and equipment	$ 1,252	[1]	$ 1,241	[1]	$ 1,243

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

Property, Plant and Equipment - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Property Plant And Equipment [Abstract]
Depreciation expense	$ 133	$ 135	$ 127

Components and Changes in Carrying Amounts of Goodwill (Detail) (USD $) In Millions, unless otherwise specified	6 Months Ended		12 Months Ended
	Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011
Goodwill [Line Items]
Beginning Balance	$ 985	[1]	$ 989		$ 934
Other	(3)	[2]	(4)	[2]
Additions					55	[3]
Ending Balance	982	[1]	985	[1]	989
United States
Goodwill [Line Items]
Beginning Balance	502		504		476
Other	(2)	[2]	(2)	[2]
Additions					28	[3]
Ending Balance	500		502		504
Europe, Africa, and Middle East (EuAfME)
Goodwill [Line Items]
Beginning Balance	157		157		148
Other	(1)	[2]	0	[2]
Additions					9	[3]
Ending Balance	156		157		157
Canada and Latin America (CLAR)
Goodwill [Line Items]
Beginning Balance	163		164		155
Other	0	[2]	(1)	[2]
Additions					9	[3]
Ending Balance	163		163		164
Asia Pacific (APAC)
Goodwill [Line Items]
Beginning Balance	163		164		155
Other	0	[2]	(1)	[2]
Additions					9	[3]
Ending Balance	$ 163		$ 163		$ 164

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.
[2]	Primarily reflects adjustments for foreign currency translation.
[3]	Primarily reflects the acquisition of KAH and the formation of Jilin (see Note 4A. Acquisitions, Divestitures and Certain Investments-Acquisition of King Animal Health and Note 4D. Acquisitions, Divestitures and Certain Investments-Certain Investments).

Goodwill and Other Intangible Assets - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jul. 01, 2012	Jun. 30, 2013	Jul. 01, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Goodwill And Intangible Assets Disclosure [Abstract]
Gross goodwill	$ 1,518		$ 1,518		$ 1,521	$ 1,500
Accumulated goodwill impairment losses	536		536		536	536
Amortization expense for finite-lived intangible assets	$ 16	$ 19	$ 31	$ 35	$ 67	$ 70	$ 58
Finite-lived intangible asset, useful life					14 years

Components of Identifiable Intangible Assets (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011
Finite-Lived and Indefinite-Lived Intangible Assets [Line Items]
Total indefinite-lived intangible assets	$ 121		$ 126		$ 127
Finite-lived intangible assets, Gross Carrying Amount	1,154		1,154		1,154
Identifiable intangible assets	1,275		1,280		1,281
Finite-lived intangible assets, Accumulated Amortization	(441)		(412)		(353)
Identifiable Intangible Assets, Less Accumulated Amortization	834	[1]	868	[1]	928
Finite-lived intangible assets, Identifiable Intangible Assets, Less Accumulated Amortization	713		742		801
Brands
Finite-Lived and Indefinite-Lived Intangible Assets [Line Items]
Total indefinite-lived intangible assets	39		39		39
Trademarks and Trade Names
Finite-Lived and Indefinite-Lived Intangible Assets [Line Items]
Total indefinite-lived intangible assets	67		67		67
In Process Research And Development
Finite-Lived and Indefinite-Lived Intangible Assets [Line Items]
Total indefinite-lived intangible assets	15		20		21
Developed Technology Rights
Finite-Lived and Indefinite-Lived Intangible Assets [Line Items]
Finite-lived intangible assets, Gross Carrying Amount	764		762		755
Finite-lived intangible assets, Accumulated Amortization	(196)		(173)		(128)
Finite-lived intangible assets, Identifiable Intangible Assets, Less Accumulated Amortization	568		589		627
Brands
Finite-Lived and Indefinite-Lived Intangible Assets [Line Items]
Finite-lived intangible assets, Gross Carrying Amount	216		216		216
Finite-lived intangible assets, Accumulated Amortization	(94)		(88)		(77)
Finite-lived intangible assets, Identifiable Intangible Assets, Less Accumulated Amortization	122		128		139
Trademarks and Trade Names
Finite-Lived and Indefinite-Lived Intangible Assets [Line Items]
Finite-lived intangible assets, Gross Carrying Amount	53		54		54
Finite-lived intangible assets, Accumulated Amortization	(36)		(36)		(30)
Finite-lived intangible assets, Identifiable Intangible Assets, Less Accumulated Amortization	17		18		24
Other Intangible Assets
Finite-Lived and Indefinite-Lived Intangible Assets [Line Items]
Finite-lived intangible assets, Gross Carrying Amount	121		122		129
Finite-lived intangible assets, Accumulated Amortization	(115)		(115)		(118)
Finite-lived intangible assets, Identifiable Intangible Assets, Less Accumulated Amortization	$ 6		$ 7		$ 11

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

Schedule of Expected Amortization Expense (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
2013	$ 63
2014	63
2015	62
2016	62
2017	$ 62

Benefit Plans - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended				6 Months Ended				12 Months Ended
	Jun. 30, 2013		Jul. 01, 2012		Jun. 30, 2013		Jul. 01, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Employee's benefits plan vesting period									3 years
Percentage of amount vested in pension plan									100.00%
Pension expense									$ 61		$ 64		$ 64
Defined benefit plan, net period benefit cost									2		3		2
Pension plan, actuarial gains/losses	(1)	[1]	0	[1]	(3)	[1]	0	[1]	1	[2]	5	[2],[3]	(8)	[2],[3]
Defined benefit plan, actuarial loss recognized in net periodic benefit cost									0.1
Defined benefit plan, actuarial gains/losses									(5)		(6)
Defined benefit plan, estimated employer contribution for next fiscal year									1
Defined benefit plan, expected future benefit payments for next fiscal year									35
Defined benefit plan, expected future benefit payments for fiscal year two									0.1
Defined benefit plan, expected future benefit payments for fiscal year three									0.1
Defined benefit plan, expected future benefit payments for fiscal year four									0.1
Defined benefit plan, expected future benefit payments for fiscal year five									0.1
Defined benefit plan, expected future benefit payments for after five years									0.2
Pension and postretirement benefit expense									17		17		19
Contributions to benefit plans									2		2
Gross pension benefit obligation									39		37		39
Fair value of plan assets									35	[4]	0	[4]
Netherlands Benefit Plans
Defined Benefit Plan Disclosure [Line Items]
Defined benefit plan, actuarial gains/losses									(3)
Defined benefit plan, amortization period for actuarial loss									15 years 2 months 12 days
U.S. Plan
Defined Benefit Plan Disclosure [Line Items]
Pension and postretirement benefit expense	2				4
Contributions to benefit plans									20		18		15
Total cost of the service credit continuation Zoetis will be responsible for									38
Percentage of total cost of the service credit continuation Zoetis will be responsible for									60.00%
Payment term of the service cost continuation (in years)					10 years
U.S. Plan | Pfizer
Defined Benefit Plan Disclosure [Line Items]
Total cost of the service credit continuation Pfizer will be responsible for									25
Description of total cost of the service credit continuation Pfizer will be responsible for									40.00%
Supplemental Employee Retirement Plan, Defined Benefit [Member] | Pfizer
Defined Benefit Plan Disclosure [Line Items]
Supplemental savings plan liability transferred from Pfizer	14
Supplemental savings plan cash funding transferred from Pfizer	9
Supplemental savings plan associated tax asset transferred from Pfizer	5
Foreign Pension Plans, Defined Benefit in Austria, France, Greece, Italy, Mexico, South Africa, Taiwan, Thailand, and Other
Defined Benefit Plan Disclosure [Line Items]
Estimated net obligation	25				25
Foreign Pension Plans, Defined Benefit in the Netherlands, Germany, India, Korea, and Other
Defined Benefit Plan Disclosure [Line Items]
Gross pension benefit obligation	64				64
Fair value of plan assets	35				35
International Pension Plans in Other Locations
Defined Benefit Plan Disclosure [Line Items]
Estimated net obligation	16				16
International Pension Plans
Defined Benefit Plan Disclosure [Line Items]
Pension and postretirement benefit expense	1				2
Contributions to benefit plans	1				1
Multi-employer Plan
Defined Benefit Plan Disclosure [Line Items]
Pension and postretirement benefit expense	2				5
International Pension Plans Accounted For As Multi Employer Plans
Defined Benefit Plan Disclosure [Line Items]
Contributions to benefit plans	3				5
Expected future contributions to benefit plans					$ 8

[1]	Presented net of reclassification adjustments and tax impacts, which are not significant in any period presented. Reclassification adjustments related to benefit plans are generally reclassified, as part of net periodic pension cost, into Cost of sales, Selling, general and administrative expenses, and/or Research and development expenses, as appropriate, in the condensed consolidated and combined statements of income.
[2]	Presented net of reclassification adjustments and tax impacts, which are not significant in any period presented. Reclassification adjustments are generally reclassified into Cost of sales, Selling, general and administrative expenses, and/or Research and development expenses, as appropriate, in the combined statements of income.
[3]	Includes impacts from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[4]	2012 amounts reflect the anticipated settlement of the Netherlands plan liability in fiscal year 2013.

Weighted Average Actuarial Assumptions for Dedicated Pension Plans (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Weighted average assumptions used to determine benefit obligations:
Discount rate	4.60%	5.80%	5.10%
Rate of compensation increase	5.30%	2.70%	2.70%
Weighted average assumptions used to determine net benefit cost for the year ended December 31:
Discount rate	5.80%	5.10%	6.00%
Expected return on plan assets	3.60%	3.60%	4.00%
Rate of compensation increase	2.70%	2.70%	2.60%

Changes In Benefit Obligations, Plan Assets And Funded Status (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Change in benefit obligation:
Projected benefit obligation, beginning	$ 37		$ 39
Changes in actuarial assumptions and other	2		(5)
Adjustments for foreign currency translation	(1)		2
Other-net	1		1
Benefit obligation, ending	39		37
Change in plan assets:
Fair value of plan assets, beginning	33	[1]	31
Actual return on plan assets	2		1
Company contributions	2		2
Adjustments for foreign currency translation	(1)		1
Other-net	(1)		(2)
Fair value of plan assets, ending	35	[1]	33	[1]
Funded status-Projected benefit obligation in excess of plan assets at end of year	$ (4)	[2]	$ (4)	[2]

[1]	Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 3D. Significant Accounting Policies-Fair Value). All investment plan assets are valued using Level 2 inputs.
[2]	Included in Other noncurrent liabilities.

Pension Plans With An Accumulated Benefit Obligation In Excess Of Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Pension plans with an accumulated benefit obligation in excess of plan assets:
Fair value of plan assets	$ 35	[1]	$ 0	[1]
Accumulated benefit obligation	38	[1]	2	[1]
Pension plans with a projected benefit obligation in excess of plan assets:
Fair value of plan assets	35		33
Projected benefit obligation	$ 39		$ 37

[1]	2012 amounts reflect the anticipated settlement of the Netherlands plan liability in fiscal year 2013.

Components of Plan Assets (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	$ 35	[1]	$ 33	[1]	$ 31
Cash and Cash Equivalents
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	1		1
Equity securities | Equity Commingled Funds
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	5		4
Debt Securities | Government Bonds
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	28		26
Other Investments
Defined Benefit Plan Disclosure [Line Items]
Fair Value Of Plan Assets	$ 1		$ 2

[1]	Fair values are determined based on valuation inputs categorized as Level 1, 2 or 3 (see Note 3D. Significant Accounting Policies-Fair Value). All investment plan assets are valued using Level 2 inputs.

Long Term Target Asset Allocations and Percentage of Fair Value of Plan Assets (Detail)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Target allocation percentage	100.00%
Cash and cash equivalents, percentage of plan assets	1.80%	2.70%
Equity securities, percentage of plan assets	13.00%	13.30%
Debt securities, percentage of plan assets	79.50%	78.20%
Other investments, percentage of plan assets	5.70%	5.80%
Total, percentage of plan assets	100.00%	100.00%
Cash and Cash Equivalents
Defined Benefit Plan Disclosure [Line Items]
Target allocation percentage, minimum	0.00%
Target allocation percentage, maximum	20.00%
Equity securities
Defined Benefit Plan Disclosure [Line Items]
Target allocation percentage, minimum	0.00%
Target allocation percentage, maximum	20.00%
Debt Securities
Defined Benefit Plan Disclosure [Line Items]
Target allocation percentage, minimum	65.00%
Target allocation percentage, maximum	80.00%
Other Investments
Defined Benefit Plan Disclosure [Line Items]
Target allocation percentage, minimum	0.00%
Target allocation percentage, maximum	20.00%

Earnings Per Share Attributable to Common Shareholders (Detail) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Earnings Per Share [Abstract]
Weighted average shares outstanding-basic and diluted	500	[1]	500	[1],[2]	500	[1],[2]

[1]	The weighted average shares outstanding for both basic and diluted earnings per share for all periods presented was calculated using 500 million shares of Class A and Class B common stock outstanding, which was the number of Zoetis Inc. shares outstanding at the time of the initial public offering, which was completed on February 6, 2013. There were no Zoetis restricted stock units, stock options or performance shares outstanding prior to the initial public offering.
[2]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.

Earnings Per Share (Detail) (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended																	6 Months Ended		12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012		Sep. 30, 2012		Jul. 01, 2012		Apr. 01, 2012		Dec. 31, 2011		Oct. 02, 2011		Jul. 03, 2011		Apr. 03, 2011		Jun. 30, 2013	Jul. 01, 2012	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Numerator
Net income before allocation to noncontrolling interests	$ 128	$ (10)		$ 161		$ 173		$ 112		$ 10		$ 95		$ 66		$ 77		$ 268	$ 285	$ 436		$ 248	[1],[2]	$ 111	[1],[2]
Less: net income attributable to noncontrolling interests	0	0		(1)		0		1		1		1		0		1		0	1	0		3	[1]	1	[1]
Net income attributable to Zoetis Inc.	$ 128	$ (10)		$ 162		$ 173		$ 111		$ 9		$ 94		$ 66		$ 76		$ 268	$ 284	$ 436		$ 245	[1]	$ 110	[1]
Denominator
Weighted average shares outstanding-basic and diluted (in shares)																				500,000,000	[3]	500,000,000	[1],[3]	500,000,000	[1],[3]
Weighted-average common shares outstanding (in shares)	500,000,000					500,000,000												500,000,000	500,000,000
Common stock equivalents: stock options and RSUs (in shares)	217,000					0												164,000	0
Weighted-average common and potential dilutive shares outstanding (in shares)	500,217,000					500,000,000												500,164,000	500,000,000
Earnings per share attributable to Zoetis Inc. stockholders-basic (in dollars per share)	$ 0.26					$ 0.35												$ 0.54	$ 0.57
Earnings per share attributable to Zoetis shareholders-basic and diluted (in dollars per share)		$ (0.02)	[4]	$ 0.32	[4]	$ 0.35	[4]	$ 0.22	[4]	$ 0.02	[4]	$ 0.19	[4]	$ 0.13	[4]	$ 0.15	[4]			$ 0.87		$ 0.49	[1]	$ 0.22	[1]
Earnings per share attributable to Zoetis Inc. stockholders-diluted (in dollars per share)	$ 0.26					$ 0.35												$ 0.54	$ 0.57

[1]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[2]	Includes impacts from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[3]	The weighted average shares outstanding for both basic and diluted earnings per share for all periods presented was calculated using 500 million shares of Class A and Class B common stock outstanding, which was the number of Zoetis Inc. shares outstanding at the time of the initial public offering, which was completed on February 6, 2013. There were no Zoetis restricted stock units, stock options or performance shares outstanding prior to the initial public offering.
[4]	The weighted average common shares outstanding for both basic and diluted earnings per share for all periods presented was calculated using an aggregate of 500 million shares of Class A and Class B common stock outstanding, which was the number of Zoetis Inc. shares outstanding at the time of the IPO. There were no Zoetis restricted stock units, stock options or performance shares outstanding prior to the IPO.

Share-Based Payments - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Feb. 06, 2013 Employee	Jun. 30, 2013 Stock Options	Dec. 31, 2012 Stock Options	Jun. 30, 2013 Other Equity Based or Cash Based Awards	Dec. 31, 2012 Total Shareholder Return Units (TSRUs) Pfizer	Dec. 31, 2012 Total Shareholder Return Units (TSRUs) Pfizer Minimum	Dec. 31, 2012 Total Shareholder Return Units (TSRUs) Pfizer Maximum	Jun. 30, 2013 Restricted Stock Units (RSUs)	Dec. 31, 2012 Restricted Stock Units (RSUs)
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Award vesting period		3 years	3 years		3 years			3 years	3 years
Term to award grant						2 years	4 years
Contractual term		10 years	10 years
Required period to hold stock options			1 year
Divestiture, award vesting period			3 months
Exercise price percentage of the fair market value price at date of grant		100.00%
Maximum annual payment made to plan participant				$ 10
Number of employees	1,700
Cash payment next quarter				20
Additional expense of accelerated vesting of the outstanding Pfizer stock options, and the settlement				$ 9

Components of Share-based Compensation Expense (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jul. 01, 2012	Jun. 30, 2013	Jul. 01, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based compensation expense-direct	$ 20	$ 6	$ 31	$ 12	$ 28	$ 19	$ 16
Share-based compensation expense-indirect	0	3	0	5	5	6	6
Share-based compensation expense-total	20	9	31	17	33	25	22
Tax benefit for share-based compensation expense					(10)	(6)	(7)
Share-based compensation expense, net of tax					23	19	15
Stock Options
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based compensation expense-direct	2	0	4	0	13	8	7
Restricted Stock Units (RSUs)
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based compensation expense-direct	1	0	2	0	12	10	8
TSRU/PSA expense
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based compensation expense-direct					3	1	1
Pfizer Stock Benefit Plans
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Share-based compensation expense-direct	$ 17	$ 6	$ 25	$ 12

Share-based Payment Awards, Stock Options, Valuation Assumptions (Detail)	6 Months Ended		12 Months Ended
	Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Expected dividend yield	1.00%	[1]	4.10%	[2]	4.14%	[2]	4.00%	[2]
Risk-free interest rate	1.29%	[3]	1.28%	[3]	2.59%	[3]	2.87%	[3]
Expected stock price volatility	28.20%	[4]	23.78%	[5]	25.55%	[5]	26.85%	[5]
Expected term	6 years 6 months	[6]	6 years 6 months	[7]	6 years 3 months	[7]	6 years 3 months	[7]

[1]	Determined using a constant dividend yield during the expected term of the Zoetis stock option.
[2]	Determined using a constant dividend yield during the expected term of the Pfizer stock option.
[3]	Determined using the interpolated yield on U.S. Treasury zero-coupon issues.
[4]	Determined using implied volatility.
[5]	Determined using implied volatility, after consideration of historical volatility for Pfizer stock.
[6]	Determined using expected exercise and post-vesting termination patterns.
[7]	Determined using historical exercise and post-vesting termination patterns.

Stock Option Activity (Detail) (USD $) In Millions, except Share data, unless otherwise specified	6 Months Ended		12 Months Ended
	Jun. 30, 2013		Dec. 31, 2012 Pfizer		Dec. 31, 2011 Pfizer	Dec. 31, 2010 Pfizer
Shares
Outstanding beginning balance (in shares)	0		19,617,000		17,779,000	15,682,000
Transferred (in shares)			2,481,000	[1]
Granted (in shares)	2,948,882		4,023,000		3,196,000	2,723,000
Exercised (in shares)			(1,382,000)		0	0
Forfeited (in shares)	(25,894)		(5,000)		(11,000)	(6,000)
Canceled (in shares)			(1,762,000)		(1,347,000)	(620,000)
Outstanding ending balance (in shares)	2,922,988		22,972,000		19,617,000	17,779,000
Exercisable (in shares)	0
Vested and expected to vest (in shares)			22,440,000	[2]
Exercisable (in shares)			12,329,000
Weighted-average Exercise Price Per Share
Outstanding beginning balance (in dollars per share)	$ 0		$ 24.4		$ 26.67	$ 28.47
Transferred (in dollars per share)			$ 24.4	[1]
Granted (in dollars per share)	$ 26.05		$ 21.07		$ 18.97	$ 17.61
Exercised (in dollars per share)			$ 14.94		$ 0	$ 0
Forfeited (in dollars per share)	$ 26		$ 21.03		$ 18.9	$ 17.47
Canceled (in dollars per share)			$ 36.66		$ 41.6	$ 32.39
Outstanding ending balance (in dollars per share)	$ 26.05		$ 23.44		$ 24.4	$ 26.67
Vested and expected to vest (in dollars per share)			$ 23.54	[2]
Exercisable (in dollars per share)	$ 0		$ 26.83
Weighted-average Remaining Contractual Term
Outstanding, Weighted-average Remaining Contractual Term	9 years 7 months 6 days		5 years 4 months 24 days
Vested and expected to vest, Weighted-average Remaining Contractual Term			5 years 3 months 18 days	[2]
Exercisable, Weighted-average Remaining Contractual Term	0 years		3 years
Aggregate Intrinsic Value
Outstanding, Aggregate Intrinsic Value	$ 14	[3]	$ 80	[4]
Vested and expected to vest, Aggregate Intrinsic Value			77	[2],[4]
Exercisable, Aggregate Intrinsic Value	$ 0	[3]	$ 19	[4]

[1]	Represents stock options outstanding as of December 31, 2011 for certain Pfizer employees transferred to Zoetis in 2012.
[2]	The number of options expected to vest takes into account an estimate of expected forfeitures.
[3]	Market price of underlying Zoetis common stock less exercise price.
[4]	Market price of underlying Pfizer common stock less exercise price.

Data Related to All Stock Option Activity (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Weighted average grant date fair value per stock option	$ 7.02	$ 2.8	$ 3.15	$ 3.24
Stock Options
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Aggregate intrinsic value on exercise		$ 11	$ 0	$ 0
Cash received upon exercise		21	0	0
Tax benefits realized related to exercise		6	0	0
Total compensation cost related to nonvested stock options not yet recognized, pre-tax	$ 16	$ 8	$ 9	$ 8
Weighted average period in years over which stock option compensation cost is expected to be recognized	2 years	1 year 9 months 18 days	1 year 9 months 18 days	1 year 9 months 18 days

Restricted Stock Units (RSUs) (Detail) (Restricted Stock Units (RSUs), USD $)	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012 Pfizer	Dec. 31, 2011 Pfizer	Dec. 31, 2010 Pfizer
Shares
Nonvested, beginning balance (in shares)	0	1,921,000	1,656,000	1,486,000
Transferred (in shares)		338,000
Granted (in shares)	808,243	907,000	699,000	599,000
Vested (in shares)		(733,000)	(508,000)	(489,000)
Reinvested dividend equivalents (in shares)		91,000	75,000	61,000
Forfeited (in shares)	(7,226)	(5,000)	(1,000)	(1,000)
Nonvested, ending balance (in shares)	801,017	2,519,000	1,921,000	1,656,000
Weighted Average Grant Date Fair Value Per Share
Nonvested, beginning balance (in dollars per share)	$ 0	$ 16.78	$ 17.79	$ 20.53
Transferred (in dollars per share)		$ 16.78
Granted (in dollars per share)	$ 26.13	$ 21.08	$ 18.83	$ 17.53
Vested (in dollars per share)		$ 13.55	$ 22.91	$ 25.86
Reinvested dividend equivalents (in dollars per share)		$ 22.81	$ 18.44	$ 17.92
Forfeited (in dollars per share)	$ 26	$ 20.55	$ 16.59	$ 18.42
Nonvested, ending balance (in dollars per share)	$ 26.13	$ 19.34	$ 16.78	$ 17.79

Data Related to All RSU Activity (Detail) (Restricted Stock Units (RSUs), USD $) In Millions, unless otherwise specified	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012 Pfizer	Dec. 31, 2011 Pfizer	Dec. 31, 2010 Pfizer
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Total grant date fair-value-based amount of shares vested		$ 16	$ 12	$ 13
Total compensation cost related to nonvested RSU awards not yet recognized, pre-tax	$ 19	$ 13	$ 12	$ 8
Weighted average period over which RSU cost is expected to be recognized (years)	2 years 7 months 6 days	1 year 10 months 24 days	1 year 10 months 24 days	1 year 10 months 24 days

Commitments and Contingencies - Additional Information (Detail)	12 Months Ended					12 Months Ended						1 Months Ended	6 Months Ended	12 Months Ended			6 Months Ended	12 Months Ended
	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2010 USD ($)	Jun. 30, 2013 USD ($)	Jun. 30, 2013 EUR (€)	Dec. 31, 2012 Milestone Payments USD ($)	Dec. 31, 2012 Fixed Assets USD ($)	Dec. 31, 2012 Fixed Assets BRL	Dec. 31, 2012 Real Property USD ($)	Dec. 31, 2012 Real Property BRL	Feb. 29, 2012 Ulianopolis Brazil Defendant	Aug. 13, 2013 Ulianopolis Brazil Subsequent Event Plaintiff Defendant	Jun. 30, 2013 Roxarsone (3-Nitro) Plaintiff Claim	Dec. 31, 2012 Roxarsone (3-Nitro) Plaintiff Claim	Jun. 30, 2013 Roxarsone (3-Nitro) Mary Green Claim	Dec. 31, 2012 Roxarsone (3-Nitro) Mary Green Claim	Jun. 30, 2013 Pregsure Claim	Dec. 31, 2012 Pregsure Claim
Loss Contingencies [Line Items]
Number of claims seeking damages											6		9	9	1	1	80	80
Number of plaintiffs												30	140	140
Number of claims settled																	20	20
Number of additional defendants											5	57
Long-term purchase commitment, amount	$ 99,000,000					$ 1,000,000
Rent expense under lease agreement							400,000	752,459	200,000	479,977
Penalty rate	2.00%
Interest on arrears	1.00%
Total rent expense, net of sublease rental income	17,000,000	21,000,000	19,000,000
Loss Contingency Accrual, Period Increase (Decrease)				14,000,000	11,000,000
Loss Contingency, Receivable, Current				$ 14,000,000

Future Minimum Lease Payments under Non Cancellable Operating Leases (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012
Commitments And Contingencies Disclosure [Abstract]
2013	$ 16
2014	13
2015	9
2016	6
2017	3
After 2017	11
Total	$ 58

Segment, Geographic and Other Revenue Information - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	6 Months Ended	12 Months Ended		12 Months Ended
	Jun. 30, 2013 Segment	Dec. 31, 2012 Segment	Dec. 31, 2011	Dec. 31, 2012 Eight countries outside the U.S. Minimum	Dec. 31, 2011 Eight countries outside the U.S. Minimum	Dec. 31, 2010 Eight countries outside the U.S. Minimum	Dec. 31, 2012 United States Minimum	Dec. 31, 2011 United States Minimum	Dec. 31, 2010 United States Minimum
Segment Reporting Information [Line Items]
Number of operating segments	4	4
Assets	$ 6,261 [1]	$ 6,262 [1]	$ 5,711
Revenues				$ 100	$ 100	$ 100
Percentage of total revenue, by country							10.00%	10.00%	10.00%

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

Schedule of Selected Income Statement Information by Segment (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended											6 Months Ended				12 Months Ended
	Jun. 30, 2013		Dec. 31, 2012	Sep. 30, 2012	Jul. 01, 2012		Apr. 01, 2012	Dec. 31, 2011	Oct. 02, 2011	Jul. 03, 2011	Apr. 03, 2011	Jun. 30, 2013		Jul. 01, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Segment Reporting Information [Line Items]
Revenues	$ 1,114	[1]	$ 1,176	$ 1,019	$ 1,094	[1]	$ 1,047	$ 1,127	$ 1,049	$ 1,074	$ 983	$ 2,204	[1]	$ 2,141	[1]	$ 4,336	[2],[3]	$ 4,233	[2],[3],[4]	$ 3,582	[2],[3],[4]
Earnings	187	[5]	74	213	252	[5]	171	30	148	104	112	379	[5]	423	[5]	710	[6],[7],[8]	394	[4],[6],[7],[8]	178	[4],[6],[7],[8]
Depreciation and Amortization	51	[9]			54	[9]						102	[9]	102	[9]	200	[9]	205	[9]	185	[9]
Reportable Segment
Segment Reporting Information [Line Items]
Revenues	1,114	[1]			1,094	[1]						2,204	[1]	2,141	[1]	4,336	[2]	4,233	[2]	3,582	[2]
Earnings	494	[5]			455	[5]						972	[5]	901	[5]	1,785	[8]	1,656	[8]	1,333	[8]
Depreciation and Amortization	20	[9]			23	[9]						49	[9]	46	[9]	96	[9]	91	[9]	71	[9]
Other business activities
Segment Reporting Information [Line Items]
Revenues	0	[1],[10]			0	[1],[10]						0	[1],[10]	0	[1],[10]	0	[10],[2]	0	[10],[2]	0	[10],[2]
Earnings	(74)	[10],[5]			(61)	[10],[5]						(148)	[10],[5]	(126)	[10],[5]	(275)	[10],[8]	(279)	[10],[8]	(264)	[10],[8]
Depreciation and Amortization	6	[10],[9]			5	[10],[9]						13	[10],[9]	8	[10],[9]	16	[10],[9]	15	[10],[9]	17	[10],[9]
Corporate
Segment Reporting Information [Line Items]
Revenues	0	[1],[11]			0	[1],[11]						0	[1],[11]	0	[1],[11]	0	[12],[2]	0	[12],[2]	0	[12],[2]
Earnings	(137)	[11],[5]			(104)	[11],[5]						(253)	[11],[5]	(233)	[11],[5]	(506)	[12],[8]	(504)	[12],[8]	(533)	[12],[8]
Depreciation and Amortization	13	[11],[9]			11	[11],[9]						15	[11],[9]	17	[11],[9]	25	[12],[9]	31	[12],[9]	34	[12],[9]
Purchase Accounting Adjustments
Segment Reporting Information [Line Items]
Revenues	0	[1],[13]			0	[1],[13]						0	[1],[13]	0	[1],[13]	0	[13],[2]	0	[13],[2]	0	[13],[2]
Earnings	(13)	[13],[5]			(13)	[13],[5]						(25)	[13],[5]	(26)	[13],[5]	(52)	[13],[8]	(82)	[13],[8]	(148)	[13],[8]
Depreciation and Amortization	13	[13],[9]			13	[13],[9]						25	[13],[9]	26	[13],[9]	52	[13],[9]	59	[13],[9]	63	[13],[9]
Acquisition-related Costs
Segment Reporting Information [Line Items]
Revenues	0	[1],[14]			0	[1],[14]						0	[1],[14]	0	[1],[14]	0	[15],[2]	0	[15],[2]	0	[15],[2]
Earnings	(9)	[14],[5]			(15)	[14],[5]						(15)	[14],[5]	(29)	[14],[5]	(53)	[15],[8]	(122)	[15],[8]	(217)	[15],[8]
Depreciation and Amortization	0	[14],[9]			2	[14],[9]						0	[14],[9]	5	[14],[9]	10	[15],[9]	6	[15],[9]	0	[15],[9]
Certain significant items
Segment Reporting Information [Line Items]
Revenues	0	[1],[16]			0	[1],[16]						0	[1],[16]	0	[1],[16]	0	[17],[2]	0	[17],[2]	0	[17],[2]
Earnings	(43)	[16],[5]			14	[16],[5]						(85)	[16],[5]	(17)	[16],[5]	(96)	[17],[8]	(172)	[17],[8]	84	[17],[8]
Depreciation and Amortization	0	[16],[9]			0	[16],[9]						0	[16],[9]	0	[16],[9]	1	[17],[9]	3	[17],[9]	0	[17],[9]
Other unallocated
Segment Reporting Information [Line Items]
Revenues	0	[1],[18]			0	[1],[18]						0	[1],[18]	0	[1],[18]	0	[18],[2]	0	[18],[2]	0	[18],[2]
Earnings	(31)	[18],[5]			(24)	[18],[5]						(67)	[18],[5]	(47)	[18],[5]	(93)	[18],[8]	(103)	[18],[8]	(77)	[18],[8]
Depreciation and Amortization	(1)	[18],[9]			0	[18],[9]						0	[18],[9]	0	[18],[9]	0	[18],[9]	0	[18],[9]	0	[18],[9]
United States
Segment Reporting Information [Line Items]
Revenues	437	[1]			421	[1]						891	[1]	846	[1]	1,776	[2]	1,659	[2]	1,384	[2]
Earnings	254	[5]			227	[5]						488	[5]	444	[5]	921	[8]	820	[8]	656	[8]
Depreciation and Amortization	8	[9]			8	[9]						22	[9]	15	[9]	28	[9]	26	[9]	13	[9]
Europe, Africa, and Middle East (EuAfME)
Segment Reporting Information [Line Items]
Revenues	278	[1]			283	[1]						568	[1]	558	[1]	1,096	[2]	1,144	[2]	1,020	[2]
Earnings	91	[5]			88	[5]						208	[5]	192	[5]	375	[8]	365	[8]	328	[8]
Depreciation and Amortization	6	[9]			6	[9]						12	[9]	12	[9]	28	[9]	25	[9]	25	[9]
Canada and Latin America (CLAR)
Segment Reporting Information [Line Items]
Revenues	213	[1]			211	[1]						384	[1]	384	[1]	769	[2]	788	[2]	664	[2]
Earnings	78	[5]			77	[5]						130	[5]	131	[5]	253	[8]	275	[8]	203	[8]
Depreciation and Amortization	4	[9]			6	[9]						9	[9]	12	[9]	23	[9]	25	[9]	19	[9]
Asia Pacific (APAC)
Segment Reporting Information [Line Items]
Revenues	186	[1]			179	[1]						361	[1]	353	[1]	695	[2]	642	[2]	514	[2]
Earnings	71	[5]			63	[5]						146	[5]	134	[5]	236	[8]	196	[8]	146	[8]
Depreciation and Amortization	$ 2	[9]			$ 3	[9]						$ 6	[9]	$ 7	[9]	$ 17	[9]	$ 15	[9]	$ 14	[9]

[1]	Revenue denominated in euros were $166 million and $334 million in the three and six months ended June 30, 2013, respectively and $158 million and $322 million in the three and six months ended July 1, 2012, respectively.
[2]	Revenues denominated in euros were approximately $639 million in 2012, $710 million in 2011 and $680 million in 2010.
[3]	In accordance with our domestic and international year-ends, 2011 includes approximately eleven months of KAH's U.S. operations and approximately ten months of KAH's international operations.
[4]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[5]	Defined as income before provision for taxes on income.
[6]	2012 vs. 2011-The increase in United States income is primarily due to sales growth in both livestock and companion animals. Other factors include reduced restructuring charges and increased operational efficiencies. The decrease in international income was largely driven by the unfavorable impact of foreign exchange and lower revenues due to adverse macroeconomic conditions.
[7]	2011 vs. 2010-The decrease in the United States loss was primarily due to lower integration and restructuring costs and cost reductions due to both acquisition-related synergies and initiatives undertaken during the year, partially offset by the non-recurrence of gains related to FDAH divestitures. The increase in the international income was due to cost reductions which were the result of both acquisition-related synergies and cost reduction/productivity initiatives undertaken during the year.
[8]	Defined as income/(loss) before provision/(benefit) for taxes on income.
[9]	Certain production facilities are shared. Depreciation and amortization is allocated to the reportable operating segments based on estimates of where the benefits of the related assets are realized.
[10]	Other business activities reflect the research and development costs managed by our Research and Development organization.
[11]	Corporate includes, among other things, administration expenses, interest expense, certain compensation and other costs not charged to our operating segments.
[12]	Corporate includes, among other things, administration expenses, allocated interest expense, certain compensation and other costs not charged to our operating segments.
[13]	Purchase accounting adjustments include certain charges related to the fair value adjustments to inventory, intangible assets and property, plant and equipment not charged to our operating segments.
[14]	Acquisition-related costs can include costs associated with acquiring, integrating and restructuring acquired businesses, such as allocated transaction costs, integration costs, restructuring charges and additional depreciation associated with asset restructuring. See Note 5. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives, for additional information.
[15]	Acquisition-related costs can include costs associated with acquiring, integrating and restructuring newly acquired businesses, such as allocated transaction costs, integration costs, restructuring charges and additional depreciation associated with asset restructuring (see Note 5. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives for additional information).
[16]	Certain significant items are substantive, unusual items that, either as a result of their nature or size, would not be expected to occur as part of our normal business on a regular basis. Such items primarily include restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition, the impact of divestiture-related gains and losses and certain costs related to becoming a standalone public company. See Note 5. Restructuring Charges and Other Costs Associated with Acquisition and Cost-Reduction/Productivity Initiatives, for additional information. • In the second quarter of 2013, certain significant items primarily includes: (i) $27 million income related to a reversal of certain employee termination expenses; (ii) Zoetis stand-up costs of $77 million; and (iii) $6 million income on the government-mandated sale of certain product rights in Brazil that were acquired with the FDAH acquisition in 2009. Stand-up costs include certain nonrecurring costs related to becoming a standalone public company, such as new branding (including changes to the manufacturing process for required new packaging), the creation of standalone systems and infrastructure, site separation, accelerated vesting and associated cash payment related to certain Pfizer equity awards, and certain legal registration and patent assignment costs. • In the second quarter of 2012, certain significant items includes: (i) $14 million income related to a favorable legal settlement for an intellectual property matter; (ii) $6 million income due to a change in estimate related to transitional manufacturing purchase agreements associated with divestitures; (iii) $12 million restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition; and (iv) $6 million income of other. • In the six months ended June 30, 2013, certain significant items primarily includes: (i) additional depreciation associated with asset restructuring of $3 million, (ii) $27 million income related to a reversal of certain employee termination expenses; (iii) Zoetis stand-up costs of $111 million; and (iv) $6 million income on the government-mandated sale of certain product rights in Brazil that were acquired with the FDAH acquisition in 2009. • In the six months ended July 1, 2012, certain significant items includes: (i) $14 million income related to a favorable legal settlement for an intellectual property matter; (ii) $5 million income due to a change in estimate related to transitional manufacturing purchase agreements associated with divestitures; and (iii) $36 million for restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition.
[17]	(i) Certain significant items are substantive, unusual items that, either as a result of their nature or size, would not be expected to occur as part of our normal business on a regular basis. Such items primarily include restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition, the impact of certain asset impairments, inventory write-offs and divestiture-related gains and losses (see Note 4. Acquisitions, Divestitures and Certain Investments, Note 5. Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives, and Note 6. Other (Income)/Deductions-Net, for additional information). • For 2012, certain significant items includes primarily: (i) restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition of $115 million; (ii) income from a favorable legal settlement related to an intellectual property matter of $14 million; and (iii) a change in estimate with respect to transitional manufacturing agreements associated with divestitures of $4 million income. • For 2011, certain significant items includes: (i) restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition of $62 million, (ii) certain asset impairment charges of $69 million; (iii) certain charges to write-off inventory of $12 million; (iv) charges related to transitional manufacturing purchase agreements associated with divestitures of $27 million; and (v) other costs of $2 million. • For 2010, certain significant items includes: (i) net gains on sales of businesses of $104 million, (ii) charges related to transitional manufacturing purchase agreements associated with divestitures of $4 million, (iii) certain charges to write-off inventory of $13 million; and (iv) restructuring charges and implementation costs associated with our cost-reduction/productivity initiatives that are not associated with an acquisition of $3 million.
[18]	Includes overhead expenses associated with our manufacturing operations.

Schedule of Selected Income Statement Information by Segment (Parenthetical) (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended					6 Months Ended				12 Months Ended
	Jun. 30, 2013		Dec. 31, 2012	Jul. 01, 2012		Jun. 30, 2013		Jul. 01, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Segment Reporting Information [Line Items]
Revenues denominated in Euros	$ 166			$ 158		$ 334		$ 322		$ 639		$ 710		$ 680
Gain (Loss) Related to Litigation Settlement								14		14
Gain (loss) on disposition of assets	6	[1]		0	[1]	6	[1]	0	[1]	0	[2]	0	[2]	104	[2]
Restructuring charges			27			(27)				52		54		55
Other nonoperating income (expense)	1			0		(1)		0		0		(5)		(4)
Certain significant items
Segment Reporting Information [Line Items]
Restructuring and implementation costs				12						115		62		3
Gain (Loss) Related to Litigation Settlement				14				14		14
Charges for manufacturing services agreements associated with divestitures				6				5		(4)		27		4
Certain asset impairment charges												69
Inventory write-off												12		13
Other costs												2
Gain (loss) on disposition of assets	6					6								104
Restructuring charges	(27)					(27)
Stand-up costs	77					111
Other nonoperating income (expense)				6				36
Additional depreciation asset restructuring						$ 3

[1]	For the three and six months ended June 30, 2013, represents the net gain on the government-mandated sale of certain product rights in Brazil that were acquired with the FDAH acquisition in 2009.
[2]	Represents net gains on the sales of certain animal health assets divested in connection with Pfizer's 2009 acquisition of Wyeth/FDAH. See also Note 4C. Acquisitions, Divestitures and Certain Investments-Divestitures.

Property, Plant and Equipment (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011
Property, Plant and Equipment [Line Items]
Property, plant and equipment, less accumulated depreciation	$ 1,252	[1]	$ 1,241	[1]	$ 1,243
United States
Property, Plant and Equipment [Line Items]
Property, plant and equipment, less accumulated depreciation			788		787
Europe, Africa, and Middle East (EuAfME)
Property, Plant and Equipment [Line Items]
Property, plant and equipment, less accumulated depreciation			224		229
Canada and Latin America (CLAR)
Property, Plant and Equipment [Line Items]
Property, plant and equipment, less accumulated depreciation			72		75
Asia Pacific (APAC)
Property, Plant and Equipment [Line Items]
Property, plant and equipment, less accumulated depreciation			$ 157		$ 152

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

Schedule of Significant Species Revenues (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended											6 Months Ended				12 Months Ended
	Jun. 30, 2013		Dec. 31, 2012	Sep. 30, 2012	Jul. 01, 2012		Apr. 01, 2012	Dec. 31, 2011	Oct. 02, 2011	Jul. 03, 2011	Apr. 03, 2011	Jun. 30, 2013		Jul. 01, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenue from External Customer [Line Items]
Revenue	$ 1,114	[1]	$ 1,176	$ 1,019	$ 1,094	[1]	$ 1,047	$ 1,127	$ 1,049	$ 1,074	$ 983	$ 2,204	[1]	$ 2,141	[1]	$ 4,336	[2],[3]	$ 4,233	[2],[3],[4]	$ 3,582	[2],[3],[4]
Cattle
Revenue from External Customer [Line Items]
Revenue	356				371							746		771		1,608		1,617		1,464
Swine
Revenue from External Customer [Line Items]
Revenue	152				142							310		285		590		562		433
Poultry
Revenue from External Customer [Line Items]
Revenue	137				129							270		250		501		501		265
Other (Fish and Sheep)
Revenue from External Customer [Line Items]
Revenue	25				23							50		50		107		98		71
Livestock
Revenue from External Customer [Line Items]
Revenue	670				665							1,376		1,356		2,806		2,778		2,233
Horses
Revenue from External Customer [Line Items]
Revenue	45				50							87		95		187		168		159
Dogs And Cats
Revenue from External Customer [Line Items]
Revenue	399				379							741		690		1,343		1,287		1,190
Companion Animal
Revenue from External Customer [Line Items]
Revenue	$ 444				$ 429							$ 828		$ 785		$ 1,530		$ 1,455		$ 1,349

[1]	Revenue denominated in euros were $166 million and $334 million in the three and six months ended June 30, 2013, respectively and $158 million and $322 million in the three and six months ended July 1, 2012, respectively.
[2]	Revenues denominated in euros were approximately $639 million in 2012, $710 million in 2011 and $680 million in 2010.
[3]	In accordance with our domestic and international year-ends, 2011 includes approximately eleven months of KAH's U.S. operations and approximately ten months of KAH's international operations.
[4]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.

Schedule of Significant Revenues by Major Product Category (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended											6 Months Ended				12 Months Ended
	Jun. 30, 2013		Dec. 31, 2012	Sep. 30, 2012	Jul. 01, 2012		Apr. 01, 2012	Dec. 31, 2011	Oct. 02, 2011	Jul. 03, 2011	Apr. 03, 2011	Jun. 30, 2013		Jul. 01, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenue from External Customer [Line Items]
Revenue	$ 1,114	[1]	$ 1,176	$ 1,019	$ 1,094	[1]	$ 1,047	$ 1,127	$ 1,049	$ 1,074	$ 983	$ 2,204	[1]	$ 2,141	[1]	$ 4,336	[2],[3]	$ 4,233	[2],[3],[4]	$ 3,582	[2],[3],[4]
Anti-infectives
Revenue from External Customer [Line Items]
Revenue	280				283							587		583		1,268		1,311		1,117
Vaccines
Revenue from External Customer [Line Items]
Revenue	301				281							579		546		1,117		1,077		1,014
Parasiticides
Revenue from External Customer [Line Items]
Revenue	208				216							377		377		692		645		602
Medicated Feed Additives
Revenue from External Customer [Line Items]
Revenue	97				94							201		193		403		347		86
Other Pharmaceuticals
Revenue from External Customer [Line Items]
Revenue	193				187							381		364		712		724		653
Other non-pharmaceuticals
Revenue from External Customer [Line Items]
Revenue	$ 35				$ 33							$ 79		$ 78		$ 144		$ 129		$ 110

[1]	Revenue denominated in euros were $166 million and $334 million in the three and six months ended June 30, 2013, respectively and $158 million and $322 million in the three and six months ended July 1, 2012, respectively.
[2]	Revenues denominated in euros were approximately $639 million in 2012, $710 million in 2011 and $680 million in 2010.
[3]	In accordance with our domestic and international year-ends, 2011 includes approximately eleven months of KAH's U.S. operations and approximately ten months of KAH's international operations.
[4]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.

Related Party Transactions - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013	Feb. 06, 2013 Site	Jun. 30, 2013 Income Taxes Payable	Feb. 06, 2013 Anchor Manufacturing Sites Site	Feb. 06, 2013 Satellite Manufacturing Sites Site	Jul. 01, 2012 Pfizer	Jul. 01, 2012 Pfizer	Dec. 31, 2012 Pfizer	Dec. 31, 2011 Pfizer	Dec. 31, 2010 Pfizer	Feb. 06, 2013 Pfizer Site
Related Party Transaction [Line Items]
Costs of goods manufactured						$ 105	$ 215	$ 420	$ 340	$ 350
Number of manufacturing facilities		29		13	16
Number of manufacturing facilities retained by Pfizer											14
Accounts receivable, related parties, current	212
Accounts payable, related parties, current	297
Due to related parties			$ 31

Subsequent Events - Additional Information (Detail) (USD $)	Jun. 30, 2013		Feb. 06, 2013 Employee	Dec. 31, 2012	Feb. 28, 2013 Commercial Paper	Jun. 30, 2013 Stock Options	Dec. 31, 2012 Stock Options	Jun. 30, 2013 Class A	Feb. 06, 2013 Class A IPO	Jun. 30, 2013 Class B	Jan. 28, 2013 Senior Notes	Jun. 30, 2013 Senior Notes Senior Notes 1.150% due 2016	Jan. 28, 2013 Senior Notes Senior Notes 1.150% due 2016	Jun. 30, 2013 Senior Notes Senior Notes 1.875% due 2018	Jan. 28, 2013 Senior Notes Senior Notes 1.875% due 2018	Jun. 30, 2013 Senior Notes Senior Notes 3.250% due 2023	Jan. 28, 2013 Senior Notes Senior Notes 3.250% due 2023	Jun. 30, 2013 Senior Notes Senior Notes 4.700% due 2043	Jan. 28, 2013 Senior Notes Senior Notes 4.700% due 2043	Jan. 28, 2013 Senior Notes Initial Purchasers	Jan. 28, 2013 Senior Notes Pfizer Transfer	Jan. 31, 2013 Subsequent Event Employee	Feb. 13, 2013 Subsequent Event Venezuela	Dec. 31, 2012 Subsequent Event Venezuela	Jan. 31, 2013 Subsequent Event Other Equity-Based or Cash-Based Awards	Feb. 06, 2013 Subsequent Event IPO	Feb. 28, 2013 Subsequent Event Commercial Paper	Jan. 31, 2013 Subsequent Event Stock Options	Feb. 06, 2013 Subsequent Event Class A	Feb. 06, 2013 Subsequent Event Class A IPO Vote	Feb. 06, 2013 Subsequent Event Class B	Feb. 06, 2013 Subsequent Event Class B IPO Vote	Jan. 28, 2013 Subsequent Event Senior Notes	Jan. 28, 2013 Subsequent Event Senior Notes Senior Notes 1.150% due 2016	Jan. 28, 2013 Subsequent Event Senior Notes Senior Notes 1.875% due 2018	Jan. 28, 2013 Subsequent Event Senior Notes Senior Notes 3.250% due 2023	Jan. 28, 2013 Subsequent Event Senior Notes Senior Notes 4.700% due 2043	Jan. 28, 2013 Subsequent Event Senior Notes Initial Purchasers	Jan. 28, 2013 Subsequent Event Senior Notes Pfizer Transfer
Subsequent Event [Line Items]
Debt, principal amount	$ 3,650,000,000			$ 582,000,000							$ 3,650,000,000	$ 400,000,000	$ 400,000,000	$ 750,000,000	$ 750,000,000	$ 1,350,000,000	$ 1,350,000,000	$ 1,150,000,000	$ 1,150,000,000	$ 2,650,000,000	$ 1,000,000,000												$ 3,650,000,000	$ 400,000,000	$ 750,000,000	$ 1,350,000,000	$ 1,150,000,000	$ 2,650,000,000	$ 1,000,000,000
Debt, unamortized discount											10,000,000																						10,000,000
Debt, stated interest rate													1.15%		1.88%		3.25%		4.70%															1.15%	1.88%	3.25%	4.70%
Debt, purchase price percent due to downgrade of investment grade											101.00%																						101.00%
Capacity of commercial paper program					1,000,000,000																						1,000,000,000
Commercial Paper	0																										0
Common stock, shares issued	500,000,000	[1]							99,015,000																					99,015,000
Share price									$ 26																					$ 26
Common stock, shares outstanding	500,000,000	[1]						99,015,000		400,985,000																			99,015,000		400,985,000
Number of vote per common shares																														1		10
Percentage owns outstanding common stock																																100.00%
Percentage owns outstanding common stock																										80.20%
Percentage of the combined voting power of our outstanding common stock																										97.60%
Exercise price percentage of the fair market value price at date of grant						100.00%																						100.00%
Contractual term						10 years	10 years																					10 years
Maximum annual payment made to plan participant																									$ 10,000,000
Number of employees			1,700																			1,700
Stock grant price per share																						$ 26
Venezuelan bolivar per U.S. dollar																							6.3	4.3

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

Unaudited Pro Forma Information For Illustrative and Informative Purposes (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011
Pro Forma Information Nonrecurring Adjustment [Line Items]
Current portion of allocated long-term debt, reported	$ 12	[1]	$ 73	[1]	$ 0
Allocated long-term debt, reported	0	[1]	509	[1]	575
Pro forma adjustment: issuance of long-term debt-Senior notes, net of discount	3,640	[1]	0	[1]
Long-term debt	3,640	[1]	0	[1]
Business unit equity	0	[1]	4,183	[1]	3,785
Capital stock			0
Additional paid-capital	869	[1]	0	[1]
Allocated Long-term Debt
Pro Forma Information Nonrecurring Adjustment [Line Items]
Total allocated long-term debt, reported			582		575
Pro forma adjustment
Pro Forma Information Nonrecurring Adjustment [Line Items]
Pro forma adjustment: issuance of long-term debt-Senior notes, net of discount			3,640
Long-term debt			3,640
Pro forma adjustment: elimination of allocated long-term debt (to be retained by Pfizer)			582
Pro forma adjustment: reclassification of business unit equity on asset transfer			(4,765)
Business unit equity			0
Pro forma adjustment: issuance of capital stock to Pfizer in connection with asset transfer			5
Capital stock			5
Pro forma adjustment: reclassification of Business unit equity on asset transfer			4,765
Pro forma adjustment: establishment of capital stock on asset transfer			(5)
Pro forma adjustment: consideration paid to Pfizer in connection with asset transfer			(3,559)
Additional paid-capital			1,201
Pro forma adjustment | Allocated Long-term Debt
Pro Forma Information Nonrecurring Adjustment [Line Items]
Pro forma adjustment: elimination of allocated long-term debt (to be retained by Pfizer)			$ 582

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

Selected Quarterly Financial Data (Detail) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended																		6 Months Ended				12 Months Ended
	Jun. 30, 2013		Dec. 31, 2012		Sep. 30, 2012		Jul. 01, 2012		Apr. 01, 2012		Dec. 31, 2011		Oct. 02, 2011		Jul. 03, 2011		Apr. 03, 2011		Jun. 30, 2013		Jul. 01, 2012		Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Quarterly Financial Information Disclosure [Abstract]
Revenues	$ 1,114	[1]	$ 1,176		$ 1,019		$ 1,094	[1]	$ 1,047		$ 1,127		$ 1,049		$ 1,074		$ 983		$ 2,204	[1]	$ 2,141	[1]	$ 4,336	[2],[3]	$ 4,233	[2],[3],[4]	$ 3,582	[2],[3],[4]
Costs and expenses			1,022	[5]	800	[5]	818	[5]	851	[5]	1,051		850		950		834
Restructuring charges and certain acquisition-related costs	(20)		80		6		24		25		46		51		20		37		(13)		49		135		154	[4]	202	[4]
Income before provision for taxes on income	187	[6]	74		213		252	[6]	171		30		148		104		112		379	[6]	423	[6]	710	[7],[8],[9]	394	[4],[7],[8],[9]	178	[4],[7],[8],[9]
Provision for taxes on income	59		84	[10]	52	[10]	79	[10]	59	[10]	20	[10]	53	[10]	38	[10]	35	[10]	111		138		274	[11],[12],[13],[14]	146	[11],[12],[13],[14],[4]	67	[11],[12],[13],[14],[4]
Net income before allocation to noncontrolling interests	128		(10)		161		173		112		10		95		66		77		268		285		436		248	[15],[4]	111	[15],[4]
Less: net income attributable to noncontrolling interests	0		0		(1)		0		1		1		1		0		1		0		1		0		3	[4]	1	[4]
Net income attributable to Zoetis	$ 128		$ (10)		$ 162		$ 173		$ 111		$ 9		$ 94		$ 66		$ 76		$ 268		$ 284		$ 436		$ 245	[4]	$ 110	[4]
Earnings per common share-basic and diluted (in dollars per share)			$ (0.02)	[16]	$ 0.32	[16]	$ 0.35	[16]	$ 0.22	[16]	$ 0.02	[16]	$ 0.19	[16]	$ 0.13	[16]	$ 0.15	[16]					$ 0.87		$ 0.49	[4]	$ 0.22	[4]

[1]	Revenue denominated in euros were $166 million and $334 million in the three and six months ended June 30, 2013, respectively and $158 million and $322 million in the three and six months ended July 1, 2012, respectively.
[2]	Revenues denominated in euros were approximately $639 million in 2012, $710 million in 2011 and $680 million in 2010.
[3]	In accordance with our domestic and international year-ends, 2011 includes approximately eleven months of KAH's U.S. operations and approximately ten months of KAH's international operations.
[4]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[5]	Costs and expenses in the fourth quarter reflect seasonal trends as well as specific costs associated with the build-up of our capabilities as a standalone company and costs associated with establishing our own compensation plans.
[6]	Defined as income before provision for taxes on income.
[7]	2012 vs. 2011-The increase in United States income is primarily due to sales growth in both livestock and companion animals. Other factors include reduced restructuring charges and increased operational efficiencies. The decrease in international income was largely driven by the unfavorable impact of foreign exchange and lower revenues due to adverse macroeconomic conditions.
[8]	2011 vs. 2010-The decrease in the United States loss was primarily due to lower integration and restructuring costs and cost reductions due to both acquisition-related synergies and initiatives undertaken during the year, partially offset by the non-recurrence of gains related to FDAH divestitures. The increase in the international income was due to cost reductions which were the result of both acquisition-related synergies and cost reduction/productivity initiatives undertaken during the year.
[9]	Defined as income/(loss) before provision/(benefit) for taxes on income.
[10]	The income tax provision in the combined statements of income has been calculated as if Zoetis filed a separate tax return. The tax rate for the fourth quarter of 2012 includes tax costs related to uncertain tax positions, substantially all of which will remain with Pfizer, and to a lesser extent, tax costs associated with repatriation decisions among others. See Notes to Combined Financial Statements-Note 19D. Subsequent Events-Agreements with Pfizer.
[11]	In 2012, the Provision for taxes on income reflects the following: • U.S. tax benefits of approximately $29.3 million, representing tax and interest, resulting from a multi-year settlement with the U.S. Internal Revenue Service with respect to audits for the years 2006 through 2008, and international tax benefits of approximately $2.7 million, representing tax and interest, resulting from the resolution of certain tax positions pertaining to prior years with various foreign tax authorities and from the expiration of certain statutes of limitations; • U.S. tax expense of approximately $9 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters-Deferred Taxes); • The expiration of the U.S. research and development tax credit on December 31, 2011; and • Tax cost related to changes in uncertain tax positions (see Note 7C. Tax Matters-Tax Contingencies).
[12]	(c) In 2010, the Provision for taxes on income reflects the following: • U.S. tax expense of approximately $39 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters-Deferred Taxes); • U.S. tax benefits of approximately $33.4 million, representing tax and interest, resulting from a settlement with the U.S. Internal Revenue Service; • U.S. tax benefit resulting from a decrease in deferred income tax liabilities related to fair value adjustments recorded in connection with our acquisition of FDAH; and • U.S. tax expense of approximately $21.3 million related to the write-off of deferred income tax assets related to the Medicare Part D subsidy for retiree prescription drug coverage resulting from the provision of the U.S. Healthcare Legislation.
[13]	In 2011, the Provision for taxes on income reflects the following: • U.S tax expense of approximately $9 million as a result of providing U.S. deferred income taxes on certain current-year funds earned outside of the U.S. that will not be indefinitely reinvested overseas (see Note 7B. Tax Matters-Deferred Taxes); and • U.S. tax benefits of approximately $9.5 million, representing tax and interest, resulting from the tax benefit recorded in connection with the settlement of certain audits with the U.S. Internal Revenue Service.
[14]	In all years, federal, state and international tax liabilities assumed or established as part of a business acquisition are not included in Provision for taxes on income (see Note 4. Acquisitions, Divestitures, and Certain Investments).
[15]	Includes impacts from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.
[16]	The weighted average common shares outstanding for both basic and diluted earnings per share for all periods presented was calculated using an aggregate of 500 million shares of Class A and Class B common stock outstanding, which was the number of Zoetis Inc. shares outstanding at the time of the IPO. There were no Zoetis restricted stock units, stock options or performance shares outstanding prior to the IPO.

Selected Quarterly Financial Data (Parenthetical) (Detail) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Quarterly Financial Information Disclosure [Abstract]
Weighted average common shares outstanding	500	[1]	500	[1],[2]	500	[1],[2]

[1]	The weighted average shares outstanding for both basic and diluted earnings per share for all periods presented was calculated using 500 million shares of Class A and Class B common stock outstanding, which was the number of Zoetis Inc. shares outstanding at the time of the initial public offering, which was completed on February 6, 2013. There were no Zoetis restricted stock units, stock options or performance shares outstanding prior to the initial public offering.
[2]	Includes revenues and expenses from acquisitions from the acquisition date, see Note 2. Basis of Presentation and Note 4. Acquisitions, Divestitures and Certain Investments.

Valuation and Qualifying Accounts (Detail) (Allowance for Doubtful Accounts, USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Allowance for Doubtful Accounts
Balance, Beginning of Period	$ 29	$ 26	$ 30
Additions	23	5	13
Deductions	(3)	(2)	(17)
Balance, End of Period	$ 49	$ 29	$ 26

Separation Activities and Initial Public Offering (Separation and Senior Notes Offering) - Additional Information (Detail) (USD $)	Jun. 30, 2013	Dec. 31, 2012	Jan. 28, 2013 Senior Notes	Jan. 28, 2013 Pfizer Transfer	Jan. 28, 2013 Pfizer Transfer Senior Notes
Debt Instrument [Line Items]
Senior notes transferred to Pfizer					$ 1,000,000,000
Cash transferred to Pfizer				2,500,000,000
Debt, principal amount	3,650,000,000	582,000,000	3,650,000,000		1,000,000,000
Debt, unamortized discount			$ 10,000,000

Separation Activities and Initial Public Offering (Separation Adjustments) (Details) - Additional Information (Detail) (Separation Adjustment, USD $) In Millions, unless otherwise specified	Jun. 24, 2013
Schedule Of Separation Adjustments [Line Items]
Net liabilities retained by Pfizer	$ 450
Addition of net benefit plan liabilities, retained by Pfizer	25
Elimination of noncurrent deferred tax assets, retained by Pfizer	49
Addition of noncurrent deferred tax assets, retained by Pfizer	8
Addition of noncurrent deferred tax assets related to net operating loss and tax credit carryforwards, retained by Pfizer	2
Addition of noncurrent deferred tax liabilities related to property, plant and equipment transferred by Pfizer	2
Elimination of allocated long-term debt, retained by Pfizer	582
Elimination of allocated accrued Interest payable, retained by Pfizer	16
Elimination of allocated unamortized deferred debt issuance costs, retained by Pfizer	2
Certain net financial assets retained by Pfizer	45
Business Separation, Addition of Net Receivables, From Related Party	5
Removal of miscellaneous other liabilities, retained by Pfizer	57
Business Separation, Addition to Net Deferred Tax Assets, Adjustment	1
Business Separation, Addition to Inventory, Retained by Related Party	15
Business Separation, Elimination of Prepaid Taxes	4
Business Separation, Addition of Net Benefit Plan Liabilities, To Transfer from Related Party	16
Non U.S. Jurisdiction
Schedule Of Separation Adjustments [Line Items]
Removal of inventories, retained by Pfizer	5
Removal of property, plant and equipment, retained by Pfizer	8
Removal of other net liabilities, retained by Pfizer	2
Business Separation, Decrease in Cash, Retained by Related Party	7
Removal of net other assets, retained by Pfizer	3
Non-dedicated Manufacturing Sites Retained by Pfizer
Schedule Of Separation Adjustments [Line Items]
Removal of inventories, retained by Pfizer	74
Removal of property, plant and equipment, retained by Pfizer	28
Removal of other net liabilities, retained by Pfizer	21
Non-dedicated Manufacturing Site Transferred by Pfizer
Schedule Of Separation Adjustments [Line Items]
Removal of inventories, retained by Pfizer	46
Removal of property, plant and equipment, retained by Pfizer	56
Removal of other net liabilities, retained by Pfizer	$ 4

Separation Activities and Initial Public Offering (Initial Public Offering) - Additional Information (Detail) (USD $)	Jun. 30, 2013		Jun. 30, 2013 Class A	Jun. 30, 2013 Class B	Feb. 06, 2013 IPO Class A
Class of Stock [Line Items]
Common stock, shares issued	500,000,000	[1]			99,015,000
Share price					$ 26
Common stock, shares outstanding	500,000,000	[1]	99,015,000	400,985,000

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

Restructuring Charges and Other Costs Associated with Acquisitions and Cost-Reduction/Productivity Initiatives - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended	6 Months Ended	12 Months Ended
	Dec. 31, 2012	Jun. 30, 2013	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Restructuring And Related Activities [Abstract]
Restructuring charges	$ 27	$ (27)	$ 52	$ 54	$ 55

Income Taxes (Taxes on Income) - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2013	Jul. 01, 2012	Jun. 30, 2013	Jul. 01, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Tax Disclosure [Abstract]
Effective tax rate for income from continuing operations	31.60%	31.30%	29.30%	32.60%	38.60%	37.10%	37.60%
Discrete income tax benefit, research and development tax credit	$ 2

Financial Instruments (Commercial Paper Program) - Additional information (Detail) (USD $)	Jun. 30, 2013	Feb. 28, 2013 Commercial Paper
Short-term Debt [Line Items]
Capacity of commercial paper program		$ 1,000,000,000
Commercial Paper	$ 0

Financial Instruments - (Short Term Borrowings) - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013		Dec. 31, 2012		Dec. 31, 2011
Financial Instruments [Abstract]
Short-term Bank Loans and Notes Payable	$ 12
Short-term borrowings, carried at historical proceeds, as adjusted	$ 12	[1]	$ 73	[1]	$ 0
Short-term debt, weighted-average effective interest rate	4.60%		3.70%

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

Financial Instruments (Senior Notes Offering) - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012	Jan. 28, 2013 Senior Notes	Jun. 30, 2013 Senior Notes Senior Notes 1.150% due 2016	Jan. 28, 2013 Senior Notes Senior Notes 1.150% due 2016	Jun. 30, 2013 Senior Notes Senior Notes 1.875% due 2018	Jan. 28, 2013 Senior Notes Senior Notes 1.875% due 2018	Jun. 30, 2013 Senior Notes Senior Notes 3.250% due 2023	Jan. 28, 2013 Senior Notes Senior Notes 3.250% due 2023	Jun. 30, 2013 Senior Notes Senior Notes 4.700% due 2043	Jan. 28, 2013 Senior Notes Senior Notes 4.700% due 2043	Jan. 28, 2013 Senior Notes Initial Purchasers	Jan. 28, 2013 Senior Notes Pfizer Transfer	Jun. 30, 2013 Allocated Long-term Debt	Jun. 30, 2013 Fair Value, Inputs, Level 2 Senior Notes	Dec. 31, 2012 Fair Value, Inputs, Level 2 Allocated Long-term Debt	Dec. 31, 2011 Fair Value, Inputs, Level 2 Allocated Long-term Debt
Senior Secured Notes [Line Items]
Debt, principal amount	$ 3,650	$ 582	$ 3,650	$ 400	$ 400	$ 750	$ 750	$ 1,350	$ 1,350	$ 1,150	$ 1,150	$ 2,650	$ 1,000	$ 0
Debt, unamortized discount			10
Debt, purchase price percent due to downgrade of investment grade			101.00%
Debt, stated interest rate					1.15%		1.88%		3.25%		4.70%
Fair value, debt instrument															$ 3,462	$ 732	$ 690

Components of Long-Term Debt (Detail) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013		Dec. 31, 2012		Jun. 30, 2013 Allocated Long-term Debt	Jan. 28, 2013 Senior Notes	Jun. 30, 2013 Senior Notes 1.150% due 2016 Senior Notes	Jan. 28, 2013 Senior Notes 1.150% due 2016 Senior Notes	Jun. 30, 2013 Senior Notes 1.875% due 2018 Senior Notes	Jan. 28, 2013 Senior Notes 1.875% due 2018 Senior Notes	Jun. 30, 2013 Senior Notes 3.250% due 2023 Senior Notes	Jan. 28, 2013 Senior Notes 3.250% due 2023 Senior Notes	Jun. 30, 2013 Senior Notes 4.700% due 2043 Senior Notes	Jan. 28, 2013 Senior Notes 4.700% due 2043 Senior Notes	Dec. 31, 2012 Prior To Initial Public Offering	Dec. 31, 2012 Prior To Initial Public Offering Allocated Long-term Debt	Dec. 31, 2012 Prior To Initial Public Offering Senior Notes 1.150% due 2016 Senior Notes	Dec. 31, 2012 Prior To Initial Public Offering Senior Notes 1.875% due 2018 Senior Notes	Dec. 31, 2012 Prior To Initial Public Offering Senior Notes 3.250% due 2023 Senior Notes	Dec. 31, 2012 Prior To Initial Public Offering Senior Notes 4.700% due 2043 Senior Notes
Debt Instrument [Line Items]
Total long-term debt	$ 3,650		$ 582		$ 0	$ 3,650	$ 400	$ 400	$ 750	$ 750	$ 1,350	$ 1,350	$ 1,150	$ 1,150	$ 509	$ 509	$ 0	$ 0	$ 0	$ 0
Unamortized debt discount	(10)														0
Long-term debt / Allocated long-term debt	$ 3,640	[1]	$ 0	[1]											$ 509

[1]	The condensed consolidated balance sheet as of June 30, 2013 has been prepared under a different basis of presentation than the condensed combined balance sheet as of December 31, 2012, which significantly impacts comparability. See Note 3. Basis of Presentation.

Financial Instruments (Derivative Financial Instruments) - Additional Information (Detail) (USD $)	3 Months Ended	6 Months Ended
	Jun. 30, 2013	Jun. 30, 2013
Derivative [Line Items]
Gain (loss) on derivative contracts not designated as hedging instruments	$ 10,000,000	$ 19,000,000
Foreign Exchange Forward
Derivative [Line Items]
Derivative, Notional Amount	$ 1,300,000,000	$ 1,300,000,000
Foreign Exchange Contract [Member] | Majority [Member]
Derivative [Line Items]
Derivative, Term of Contract		60 days
Foreign Exchange Contract [Member] | Maximum
Derivative [Line Items]
Derivative, Term of Contract		180 days

Location and Fair Values of Derivative Instruments Not Designated as Hedging Instruments (Detail) (Not Designated as Hedging Instrument, Foreign Exchange Forward, USD $)
In Millions, unless otherwise specified	Jun. 30, 2013
Derivatives, Fair Value [Line Items]
Total foreign currency forward-exchange contracts	$ 3
Other Current Assets
Derivatives, Fair Value [Line Items]
Foreign currency forward-exchange contracts	4
Other Current Liabilities
Derivatives, Fair Value [Line Items]
Foreign currency forward-exchange contracts	$ (1)

Schedule of Related Party Transactions (Detail) (Pfizer, USD $) In Millions, unless otherwise specified	3 Months Ended	6 Months Ended
	Jun. 30, 2013	Jun. 30, 2013
Transitional Services Agreement
Related Party Transaction [Line Items]
Amount charged under agreement with Pfizer	$ 31	$ 58
Master Manufacturing And Supply Agreements
Related Party Transaction [Line Items]
Amount charged under agreement with Pfizer	65	122
Employee Matters Agreement
Related Party Transaction [Line Items]
Amount charged under agreement with Pfizer	$ 51	$ 99